                                               Filed Pursuant to Rule 497(b)
                                               Registration File No.: 333-73165


                         TCW/DW INCOME AND GROWTH FUND

                             TWO WORLD TRADE CENTER
                            NEW YORK, NEW YORK 10048
                                 (800) 869-NEWS

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 8, 1999

TO THE SHAREHOLDERS OF TCW/DW INCOME AND GROWTH FUND:

    Notice is hereby given of a Special Meeting of the Shareholders of TCW/DW Income and Growth Fund ("Income and Growth") to be held in Conference Room A, Forty-Fourth Floor, Two World Trade Center, New York, New York 10048, at 11:00 A.M., New York time, on June 8, 1999, and any adjournments thereof (the "Meeting"), for the following purposes:

1. To consider and vote upon an Agreement and Plan of Reorganization, dated February 25, 1999 (the "Reorganization Agreement"), between Income and Growth and Morgan Stanley Dean Witter Income Builder Fund ("Income Builder"), pursuant to which substantially all of the assets of Income and Growth would be combined with those of Income Builder and shareholders of Income and Growth would become shareholders of Income Builder receiving shares of Income Builder with a value equal to the value of their holdings in Income and Growth (the "Reorganization"); and

2.  To act upon such other matters as may properly come before the Meeting.


    The Reorganization is more fully described in the accompanying Proxy Statement and Prospectus and a copy of the Reorganization Agreement is attached as Exhibit A thereto. Shareholders of record at the close of business on March 26, 1999 are entitled to notice of, and to vote at, the Meeting. Please read the Proxy Statement and Prospectus carefully before telling us, through your proxy or in person, how you wish your shares to be voted. THE BOARD OF TRUSTEES OF INCOME AND GROWTH RECOMMENDS YOU VOTE IN FAVOR OF THE REORGANIZATION. WE URGE YOU TO SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY. Alternatively, if you are eligible to vote telephonically by touchtone telephone or electronically on the Internet (as discussed in the enclosed Proxy Statement and Prospectus), you may do so in lieu of attending the meeting in person.



                                            By Order of the Board of Trustees,


                                            BARRY FINK,
                                            Secretary


April 12, 1999



YOU CAN HELP AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO BE PRESENT IN PERSON, PLEASE FILL IN, SIGN AND RETURN THE ENCLOSED PROXY IN ORDER THAT THE NECESSARY QUORUM BE REPRESENTED AT THE MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. CERTAIN SHAREHOLDERS WILL BE ABLE TO VOTE TELEPHONICALLY BY TOUCHTONE TELEPHONE OR ELECTRONICALLY ON THE INTERNET BY FOLLOWING INSTRUCTIONS CONTAINED ON THEIR PROXY CARDS OR ON THE ENCLOSED VOTING INFORMATION CARD.

                 MORGAN STANLEY DEAN WITTER INCOME BUILDER FUND

                TWO WORLD TRADE CENTER, NEW YORK, NEW YORK 10048
                           (800) 869-NEWS (TOLL FREE)

                          ACQUISITION OF THE ASSETS OF
                         TCW/DW INCOME AND GROWTH FUND

                        BY AND IN EXCHANGE FOR SHARES OF
                 MORGAN STANLEY DEAN WITTER INCOME BUILDER FUND


    This Proxy Statement and Prospectus is being furnished to shareholders of TCW/DW Income and Growth Fund ("Income and Growth") in connection with an Agreement and Plan of Reorganization, dated February 25, 1999 (the "Reorganization Agreement"), pursuant to which substantially all the assets of Income and Growth will be combined with those of Morgan Stanley Dean Witter Income Builder Fund ("Income Builder") in exchange for shares of Income Builder (the "Reorganization"). As a result of this transaction, shareholders of Income and Growth will become shareholders of Income Builder and will receive shares of Income Builder with a value equal to the value of their holdings in Income and Growth. The terms and conditions of this transaction are more fully described in this Proxy Statement and Prospectus and in the Reorganization Agreement between Income and Growth and Income Builder, attached hereto as Exhibit A. The address of Income and Growth is that of Income Builder set forth above. This Proxy Statement also constitutes a Prospectus of Income Builder, which is dated April 12, 1999, filed by Income Builder with the Securities and Exchange Commission (the "Commission") as part of its Registration Statement on Form N-14 (the "Registration Statement").

    Income Builder is an open-end diversified management investment company whose primary investment objective is to seek reasonable income. Growth of capital is the secondary objective. The Fund seeks to achieve its objectives by investing, under normal market conditions, at least 65% of its total assets in a diversified portfolio of income producing equity securities, including common stock, preferred stock and convertible securities. Up to 35% of the Fund's assets may be invested in fixed-income securities or common stocks that do not pay a regular dividend but are expected to contribute to the Fund's ability to meet its investment objectives.

    This Proxy Statement and Prospectus sets forth concisely information about Income Builder that shareholders of Income and Growth should know before voting on the Reorganization Agreement. A copy of the Prospectus for Income Builder dated November 25, 1998, is attached as Exhibit B and incorporated herein by reference. Also enclosed and incorporated herein by reference is Income Builder's Annual Report for the fiscal year ended September 30, 1998. A Statement of Additional Information relating to the Reorganization, described in this Proxy Statement and Prospectus (the "Additional Statement"), dated April 12, 1999, has been filed with the Commission and is also incorporated herein by reference. Also incorporated herein by reference are Income and Growth's Prospectus, dated March 31, 1998, and Annual Report for its fiscal year ended January 31, 1999. Such documents are available without charge by calling (800) 869-NEWS (TOLL FREE).

Investors are advised to read and retain this Proxy Statement and Prospectus for future reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

          THIS PROXY STATEMENT AND PROSPECTUS IS DATED APRIL 12, 1999.

                               TABLE OF CONTENTS
                         PROXY STATEMENT AND PROSPECTUS


                                                                                              PAGE
                                                                                             -----
INTRODUCTION .............................................................................      1
  General ................................................................................      1
  Record Date; Share Information .........................................................      1
  Proxies ................................................................................      2
  Expenses of Income and Growth ..........................................................      2
  Vote Required ..........................................................................      3
SYNOPSIS .................................................................................      3
  The Reorganization .....................................................................      3
  Fee Table ..............................................................................      4
  Tax Consequences of the Reorganization .................................................      8
  Comparison of Income and Growth and Income Builder .....................................      8
PRINCIPAL RISK FACTORS ...................................................................     11
THE REORGANIZATION .......................................................................     12
  The Proposal ...........................................................................     12
  The Board's Consideration ..............................................................     13
  The Reorganization Agreement ...........................................................     14
  Tax Aspects of the Reorganization ......................................................     15
  Description of Shares ..................................................................     17
  Capitalization Table (unaudited) .......................................................     17
  Appraisal Rights .......................................................................     17
COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS ...........................     18
  Investment Objectives and Policies .....................................................     18
  Investment Restrictions ................................................................     19
ADDITIONAL INFORMATION ABOUT INCOME AND GROWTH AND INCOME
 BUILDER .................................................................................     20
  General ................................................................................     20
  Financial Information ..................................................................     20
  Management .............................................................................     20
  Description of Securities and Shareholder Inquiries ....................................     20
  Dividends, Distributions and Taxes .....................................................     20
  Purchases, Repurchases and Redemptions .................................................     20
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE ..............................................     20
FINANCIAL STATEMENTS AND EXPERTS .........................................................     21
LEGAL MATTERS ............................................................................     21
AVAILABLE INFORMATION ....................................................................     21
OTHER BUSINESS ...........................................................................     21
Exhibit A - Agreement and Plan of Reorganization, dated February 25, 1999, by and between
 Income and Growth and Income Builder ....................................................    A-1
Exhibit B - Prospectus of Income Builder dated November 25, 1998 .........................    B-1

                         TCW/DW INCOME AND GROWTH FUND
                             TWO WORLD TRADE CENTER
                            NEW YORK, NEW YORK 10048
                           (800) 869-NEWS (TOLL FREE)

                              --------------------
                         PROXY STATEMENT AND PROSPECTUS
                              --------------------
                        SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 8, 1999

                                  INTRODUCTION

GENERAL


    This Proxy Statement and Prospectus is being furnished to the shareholders of TCW/DW Income and Growth Fund ("Income and Growth"), an open-end non-diversified management investment company, in connection with the solicitation by the Board of Trustees of Income and Growth (the "Board") of proxies to be used at the Special Meeting of Shareholders of Income and Growth to be held in Conference Room A, Forty-Fourth Floor, Two World Trade Center, New York, New York 10048 at 11:00 A.M., New York time, on June 8, 1999, and any adjournments thereof (the "Meeting"). It is expected that the mailing of this Proxy Statement and Prospectus will be made on or about April 12, 1999.


    At the Meeting, Income and Growth shareholders ("Shareholders") will consider and vote upon an Agreement and Plan of Reorganization, dated February 25, 1999 (the "Reorganization Agreement"), between Income and Growth and Morgan Stanley Dean Witter Income Builder Fund ("Income Builder") pursuant to which substantially all of the assets of Income and Growth will be combined with those of Income Builder in exchange for shares of Income Builder. As a result of this transaction, Shareholders will become shareholders of Income Builder and will receive shares of Income Builder equal to the value of their holdings in Income and Growth on the date of such transaction (the "Reorganization"). Pursuant to the Reorganization, each Shareholder will receive the class of shares of Income Builder that corresponds to the class of shares of Income and Growth currently held by that Shareholder. Accordingly, as a result of the Reorganization, each Class A, Class B, Class C and Class D Shareholder of Income and Growth will receive Class A, Class B, Class C and Class D shares of Income Builder, respectively. The shares to be issued by Income Builder pursuant to the Reorganization (the "Income Builder Shares") will be issued at net asset value without an initial sales charge. Further information relating to Income Builder is set forth herein and in Income Builder's current Prospectus, dated November 25, 1998 ("Income Builder's Prospectus"), attached to this Proxy Statement and Prospectus and incorporated herein by reference.

    The information concerning Income and Growth contained herein has been supplied by Income and Growth and the information concerning Income Builder contained herein has been supplied by Income Builder.


RECORD DATE; SHARE INFORMATION

    The Board has fixed the close of business on March 26, 1999 as the record date (the "Record Date") for the determination of the Shareholders entitled to notice of, and to vote at, the Meeting. As of the Record Date, there were 4,853,895.027 shares of Income and Growth issued and outstanding. Shareholders on the Record Date are entitled to one vote per share on each matter submitted to a vote at the Meeting. A majority of the outstanding shares entitled to vote, represented in person or by proxy, will constitute a quorum at the Meeting.

     The following persons were known to own of record or beneficially 5% or more of the outstanding shares of a Class of Income and Growth as of the Record
Date: -- Class A --Ann L. Glynn, 203 Melbury Road, Babylon, NY 11702-3309 (18.901%); Morgan Stanley Dean Witter Advisors Inc., Attn: Maurice Bendrihem, 2 World Trade Center, New York, NY 10048-0203 (13.142%); William Berzak Guardianship, Harvey Meyerson, 160 Overlook Ave 15-A, Hackensack, NJ 07601-2287 (11.370%); TECLA Marie Baker, Trustee of the TECLA Marie Baker Trust dated 7/24/79, as amended 12/23/97, 21821 Summerwind Lane, Huntington Beach, CA 92646-8265 (9.409%); Dean Witter Reynolds, Custodian for Minoru Namekata, IRA STD/Rollover dated 6/25/92, 230 Bel Air Court, Turlock, CA 95380-3257 (8.499%); Dean Witter Reynolds, Custodian for Rick D. Schwab, IRA Rollover dated 11/5/97, 959 St. Catherines Dr., Wake Forest, NC 27587-6642(6.464%); Stoneridge Company, Sharing Plan and Trust U/A, dated 7/1/91, RC Schoeneshoefer Trustee, PO Box 207, Morrison, CO 80465-0207 (5.906%); Marilyn R. Jutilla, 1005 Corona, Tacoma, WA 98466-6560 (5.671%); Dean Witter Reynolds, Custodian for Ralph Affaitati, IRA Sep. dated 3/10/89, 5398 Leroy, San Bernardino, CA 92404-1143 (5.493%).
Class D -- Morgan Stanley Dean Witter Advisors Inc., Attn: Maurice Bendrihem, 2 World Trade Center, New York, NY 10048-0203 (99.860%). As of the Record Date, the trustees and officers of Income and Growth, as a group, owned less than 1% of the outstanding shares of Income and Growth.


    The following persons were known to own of record or beneficially 5% or more of the outstanding shares of a Class of Income Builder as of the Record
Date: -- Class A--Morgan Stanley Dean Witter Trust FSB, Trustee FBO Chattanooga Housing Authority Retirement Plan, PO Box 957, Jersey City, NJ 07303-0957 (5.5%). Class D-- Morgan Stanley Dean Witter Trust FSB, Agent for American Baptist Homes Foundation of the West Inc., Trustee FBO Gift Annuity, PO Box 503, Jersey City, NJ 07311 (56.8%). As of the Record Date, the trustees and officers of Income Builder, as a group, owned less than 1% of the outstanding shares of Income Builder.



PROXIES


    The enclosed form of proxy, if properly executed and returned, will be voted in accordance with the choice specified thereon. The proxy will be voted in favor of the Reorganization Agreement unless a choice is indicated to vote against or to abstain from voting on the Reorganization Agreement. The Board knows of no business, other than that set forth in the Notice of Special Meeting of Shareholders, to be presented for consideration at the Meeting. However, the proxy confers discretionary authority upon the persons named therein to vote as they determine on other business, not currently contemplated, which may come before the Meeting. Abstentions and, if applicable, broker "non-votes" will not count as votes in favor of the Reorganization Agreement, and broker "non-votes" will not be deemed to be present at the Meeting for purposes of determining whether the Reorganization Agreement has been approved. Broker "non-votes" are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. If a Shareholder executes and returns a proxy but fails to indicate how the votes should be cast, the proxy will be voted in favor of the Reorganization Agreement. The proxy may be revoked at any time prior to the voting thereof by: (i) delivering written notice of revocation to the Secretary of Income and Growth at Two World Trade Center, New York, New York 10048; (ii) attending the Meeting and voting in person; or (iii) signing and returning (whether by mail or, as discussed below, by touchtone telephone or the Internet) a new proxy (if returned and received in time to be voted). Attendance at the Meeting will not in and of itself revoke a proxy.

    In the event that the necessary quorum to transact business or the vote required to approve or reject the Reorganization Agreement is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of shares of Income and Growth present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Reorganization Agreement and will vote against any such adjournment those proxies required to be voted against the Reorganization Agreement.

EXPENSES OF INCOME AND GROWTH

    All expenses of this solicitation, including the cost of preparing and mailing this Proxy Statement and Prospectus, will be borne by Income and Growth, which expenses are expected to approximate $97,000. Income and Growth and Income Builder will bear all of their respective other expenses associated with the Reorganization. In addition to the solicitation of proxies by mail, proxies may be solicited by officers of Income and Growth, and officers and regular employees of Morgan Stanley Dean Witter Services Company Inc. ("MSDW Services" or the "Manager"), or its parent company Morgan Stanley Dean Witter Advisors Inc. ("MSDW Advisors") and Morgan Stanley Dean Witter Trust FSB ("MSDW Trust"), an affiliate of MSDW Services, personally or by mail, telephone, telegraph or otherwise, without compensation therefor. Brokerage houses, banks and other fiduciaries may be requested to forward soliciting material to the beneficial owners of shares and to obtain authorization for the execution of proxies.


    Shareholders whose shares are registered with MSDW Trust will be able to vote their shares by touchtone telephone or by Internet by following the instructions on the proxy card or on the Voting Information Card accompanying this Proxy Statement and Prospectus. To vote by touchtone telephone, Shareholders can call the toll-free number 1-800-690-6903. To vote by Internet, Shareholders can access the websites www.msdwt.com or www.proxyvote.com. Telephonic and Internet voting with MSDW Trust presently are not available to Shareholders whose shares are held in street name.

    In certain instances, MSDW Trust may call Shareholders to ask if they would be willing to have their votes recorded by telephone. This telephone voting procedure is designed to authenticate Shareholders' identities, to allow Shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been recorded properly. No recommendation will be made as to how a Shareholder should vote on the Reorganization Agreement other than to refer to the recommendation of the Board. Income and Growth has been advised by counsel that these procedures are consistent with the requirements of applicable law. Shareholders voting by telephone in this manner will be asked for their social security number or other identifying information and will be given an opportunity to authorize proxies to vote their shares in accordance with their instructions. To ensure that the Shareholders' instructions have been recorded correctly, they will receive a confirmation of their instructions in the mail. A special toll-free number will be available in case the information contained in the confirmation is incorrect. Although a Shareholder's vote may be taken by telephone, each Shareholder will receive a copy of this Proxy Statement and Prospectus and may vote by mail using the enclosed proxy card or by touchtone telephone or the Internet as set forth above. The last proxy vote received in time to be voted, whether by proxy card, touchtone telephone or Internet, will be the vote that is counted and will revoke all previous votes by the Shareholder.


VOTE REQUIRED

    Approval of the Reorganization Agreement by the Shareholders requires the affirmative vote of a majority (i.e., more than 50%) of the shares of Income and Growth represented in person or by proxy and entitled to vote at the Meeting, provided a quorum is present at the Meeting. If the Reorganization Agreement is not approved by Shareholders, Income and Growth will continue in existence and the Board will consider alternative actions.

                                    SYNOPSIS

    The following is a synopsis of certain information contained in or incorporated by reference in this Proxy Statement and Prospectus. This synopsis is only a summary and is qualified in its entirety by the more detailed information contained or incorporated by reference in this Proxy Statement and Prospectus and the Reorganization Agreement. Shareholders should carefully review this Proxy Statement and Prospectus and The Reorganization Agreement in their entirety and, in particular, Income Builder's Prospectus, which is attached to this Proxy Statement and incorporated herein by reference.


THE REORGANIZATION

    The Reorganization Agreement provides for the transfer of substantially all the assets of Income and Growth, subject to stated liabilities, to Income Builder in exchange for the Income Builder Shares. The aggregate net asset value of the Income Builder Shares issued in the exchange will equal the aggregate value of the net assets of Income and Growth received by Income Builder. On or after the closing date scheduled for the Reorganization (the "Closing Date"), Income and Growth will distribute the Income Builder Shares received by Income and Growth to Shareholders as of the Valuation Date (as defined below under "The Reorganization Agreement") in complete liquidation of Income and Growth and Income and Growth will thereafter be dissolved and deregistered under the Investment Company Act of 1940, as amended (the "1940 Act"). As a result of the Reorganization, each Shareholder will receive that number of full and fractional Income Builder Shares equal in value to such Shareholder's pro rata interest in the net assets of Income and Growth transferred to Income Builder. Pursuant to the Reorganization, each Shareholder will receive the class of shares of Income Builder that corresponds to the class of shares of Income and Growth currently held by that Shareholder. Accordingly, as a result of the Reorganization, each Class A, Class B, Class C and Class D Shareholder of Income and Growth will become holders of Class A, Class B, Class C and Class D shares of Income Builder, respectively. Shareholders holding their shares of Income and Growth in certificate form will be asked to surrender their certificates in connection with the Reorganization. Shareholders who do not surrender their certificates prior to the Closing Date will still receive their shares of Income Builder; however, such Shareholders will not be able to redeem, transfer or exchange the Income Builder Shares received until the old certificates have been surrendered. The Board has determined that the interests of Shareholders will not be diluted as a result of the Reorganization.

    FOR THE REASONS SET FORTH BELOW UNDER "THE REORGANIZATION -- THE BOARD'S CONSIDERATION," THE BOARD, INCLUDING THE TRUSTEES WHO ARE NOT "INTERESTED PERSONS" OF INCOME AND GROWTH ("INDEPENDENT TRUSTEES"), AS THAT TERM IS DEFINED IN THE 1940 ACT, HAS CONCLUDED THAT THE REORGANIZATION IS IN THE BEST INTERESTS OF INCOME AND GROWTH AND ITS SHAREHOLDERS AND RECOMMENDS APPROVAL OF THE REORGANIZATION AGREEMENT.


FEE TABLE

    Income and Growth and Income Builder each pay expenses for management of their assets, distribution of their shares and other services, and those expenses are reflected in the net asset value per share of each fund. The following table illustrates expenses and fees that each class of shares of Income and Growth incurred during the fund's fiscal year ended January 31, 1999. With respect to Income Builder, the table sets forth expenses and fees based on the fund's September 30, 1998 fiscal year end. The table also sets forth pro forma fees for the surviving combined fund (Income Builder) reflecting what the fee schedule would have been on January 31, 1999, if the Reorganization had been consummated twelve (12) months prior to that date.

Shareholder Transaction Expenses


                                                            INCOME
                                                             AND              INCOME          PRO FORMA
                                                            GROWTH           BUILDER           COMBINED
                                                        ---------------   ---------------   ---------------
MAXIMUM SALES CHARGE IMPOSED ON PURCHASES
 (AS A PERCENTAGE OF OFFERING PRICE)
Class A ..............................................      4.25%(1)          5.25%(1)          5.25%(1)

                                                               INCOME
                                                                AND              INCOME          PRO FORMA
                                                               GROWTH           BUILDER           COMBINED
                                                          ---------------   ---------------   ---------------
Class B ...............................................         none              none             none
Class C ...............................................         none              none             none
Class D ...............................................         none              none             none
MAXIMUM SALES CHARGE IMPOSED ON REINVESTED DIVIDENDS
Class A ...............................................         none              none             none
Class B ...............................................         none              none             none
Class C ...............................................         none              none             none
Class D ...............................................         none              none             none
MAXIMUM CONTINGENT DEFERRED SALES CHARGE (AS A
 PERCENTAGE OF THE LESSER OF ORIGINAL PURCHASE PRICE OR
 REDEMPTION PROCEEDS)
Class A ...............................................        none (2)          none (2)          none(2)
Class B ...............................................        5.00%(3)          5.00%(3)         5.00%(3)
Class C ...............................................        1.00%(4)          1.00%(4)         1.00%(4)
Class D ...............................................        none              none              none
REDEMPTION FEES
Class A ...............................................        none              none              none
Class B ...............................................        none              none              none
Class C ...............................................        none              none              none
Class D ...............................................        none              none              none
EXCHANGE FEE
Class A ...............................................        none              none              none
Class B ...............................................        none              none              none
Class C ...............................................        none              none              none
Class D ...............................................        none              none              none

Annual Fund Operating Expenses As a Percentage of Average Net Assets


                                                                INCOME
                                                                  AND           INCOME          PRO FORMA
                                                                GROWTH         BUILDER           COMBINED
                                                               ----------   ---------------   ---------------
MANAGEMENT AND ADVISORY FEE
Class A ...............................................         0.75%           0.75%             0.75%
Class B ...............................................         0.75%           0.75%             0.75%
Class C ...............................................         0.75%           0.75%             0.75%
Class D ...............................................         0.75%           0.75%             0.75%
12B-1 FEES(5)(6)
Class A ...............................................         0.23%           0.25%             0.25%
Class B ...............................................         0.75%           0.88%(6)          0.88%(6)
Class C ...............................................         0.74%           1.00%             1.00%
Class D ...............................................          none            none              none
OTHER EXPENSES
Class A ...............................................         0.58%           0.17%             0.17%
Class B ...............................................         0.58%           0.17%             0.17%
Class C ...............................................         0.58%           0.17%             0.17%
Class D ...............................................         0.58%           0.17%             0.17%
TOTAL FUND OPERATING EXPENSES
Class A ...............................................         1.56%           1.17%             1.17%
Class B ...............................................         2.08%           1.80%             1.80%
Class C .....................................................   2.07%           1.92%             1.92%
Class D .....................................................   1.33%           0.92%             0.92%

----------
(1) Reduced for purchases of $25,000 and over (see "Purchase of Fund Shares -- Initial Sales Charge Alternative -- Class A Shares" in each fund's Prospectus).

(2) Investments that are not subject to any sales charge at the time of purchase are subject to a Contingent Deferred Sales Charge ("CDSC") of 1.00% that will be imposed on redemptions made within one year after purchase, except for certain specific circumstances (see "Purchases, Exchanges and Redemptions" below and "Purchase of Fund Shares -- Initial Sales Charge Alternative -- Class A Shares" in each fund's Prospectus).

(3) The CDSC is scaled down to 1.00% during the sixth year, reaching zero thereafter.

(4) Only applicable to redemptions made within one year after purchase (see "Purchases, Exchanges and Redemptions" below and "Purchase of Fund Shares -- Level Load Alternative -- Class C Shares" in each fund's Prospectus).

(5) The 12b-1 fee is accrued daily and payable monthly. With respect to each fund, the entire 12b-1 fee payable by Class A and a portion of the 12b-1 fee payable by each of Class B and Class C are currently characterized as a service fee within the meaning of National Association of Securities Dealers, Inc. ("NASD") guidelines and are payments made for personal service and/ or maintenance of shareholder accounts. These amounts are equal to 0.20% and 0.25% with respect to Class B and C, respectively, of Income and Growth and 0.25% with respect to each of Class B and C of Income Builder. The remainder of the 12b-1 fee, if any, is an asset-based sales charge, and is a distribution fee paid to Morgan Stanley Dean Witter Distributors Inc. (the "Distributor") to compensate it for the services provided and the expenses borne by the Distributor and others in the distribution of each fund's shares (see "Description of Shares" below and "Purchase of Fund Shares -- Plan of Distribution" in each fund's Prospectus).

(6) Upon conversion of Class B shares to Class A shares, such shares will be subject to the lower 12b-1 fee applicable to Class A shares. No sales charge is imposed at the time of conversion of Class B shares to Class A shares. Class C shares do not have a conversion feature and, therefore, are subject to an ongoing 0.75% 12b-1 fee, with respect to Income and Growth, and 1.00% 12b-1 fee, with respect to Income Builder (see "Description of Shares" below and "Purchase of Fund Shares -- Alternative Purchase Arrangements" in each fund's Prospectus).

EXAMPLE


    To attempt to show the effect of these expenses on an investment over time, the hypotheticals shown below have been created. Assuming that an investor makes a $10,000 investment in either Income and Growth or Income Builder or the new combined fund (Income Builder), that the annual return is 5% and that the operating expenses for each fund are the ones shown in the chart above, if the investment was redeemed at the end of each period shown below, the investor would incur the following expenses by the end of each period shown:

                      1 YEAR     3 YEARS     5 YEARS     10 YEARS
                     --------   ---------   ---------   ---------
Income and Growth
 Class A .........     $577        $897      $1,239      $2,203
 Class B .........     $711        $952      $1,319      $2,410
 Class C .........     $310        $649      $1,114      $2,400
 Class D .........     $135        $421      $  729      $1,601
Income Builder
 Class A .........     $638        $877      $1,135      $1,871
 Class B .........     $683        $866      $1,175      $2,116
 Class C .........     $295        $603      $1,037      $2,243
 Class D .........     $ 94        $293      $  509      $1,131
Pro Forma Combined
 Class A .........     $638        $877      $1,135      $1,871
 Class B .........     $683        $866      $1,175      $2,116
 Class C .........     $295        $603      $1,037      $2,243
 Class D .........     $ 94        $293      $  509      $1,131

     If such investment was not redeemed, the investor would incur the following expenses:


                      1 YEAR     3 YEARS     5 YEARS     10 YEARS
                     --------   ---------   ---------   ---------
Income and Growth
 Class A .........     $577        $897      $1,239      $2,203
 Class B .........     $211        $652      $1,119      $2,410
 Class C .........     $210        $649      $1,114      $2,400
 Class D .........     $135        $421      $  729      $1,601
Income Builder
 Class A .........     $638        $877      $1,135      $1,871
 Class B .........     $183        $566      $  975      $2,116
 Class C .........     $195        $603      $1,037      $2,243
 Class D .........     $ 94        $293      $  509      $1,131
Pro Forma Combined
 Class A .........     $638        $877      $1,135      $1,871
 Class B .........     $183        $566      $  975      $2,116
 Class C .........     $195        $603      $1,037      $2,243
 Class D .........     $ 94        $293      $  509      $1,131

    THE ABOVE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL OPERATING EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. LONG-TERM SHAREHOLDERS OF CLASS A, CLASS B AND CLASS C SHARES OF INCOME AND GROWTH AND INCOME BUILDER MAY PAY MORE IN SALES CHARGES, INCLUDING DISTRIBUTION FEES, THAN THE ECONOMIC EQUIVALENT OF THE MAXIMUM FRONT-END SALES CHARGES PERMITTED BY THE NASD.


    The purpose of the foregoing fee table is to assist the investor or shareholder in understanding the various costs and expenses that an investor or shareholder in a fund will bear directly or indirectly. For a more complete description of these costs and expenses, see "Comparison of Income and Growth and Income Builder -- Investment Management and Distribution Plan Fees, Other Significant Fees, and Purchases, Exchanges and Redemptions" below.

TAX CONSEQUENCES OF THE REORGANIZATION

    As a condition to the Reorganization, Income and Growth will receive an opinion of Gordon Altman Butowsky Weitzen Shalov & Wein to the effect that the Reorganization will constitute a tax-free reorganization for Federal income tax purposes, and that no gain or loss will be recognized by Income and Growth or the shareholders of Income and Growth for Federal income tax purposes as a result of the transactions included in the Reorganization. For further information about the tax consequences of the Reorganization, see "The Reorganization -- Tax Aspects of the Reorganization" below.

COMPARISON OF INCOME AND GROWTH AND INCOME BUILDER


    INVESTMENT OBJECTIVES AND POLICIES. Income and Growth and Income Builder are funds that have similar although not identical investment objectives. The investment objective of Income and Growth is to generate high total return by providing a high level of current income and the potential for capital appreciation. The primary investment objective of Income Builder is to seek reasonable income. Growth of capital is the secondary objective.

    Income and Growth seeks to achieve its investment objective by investing, in descending order of preference under current market conditions, at least 65% of its assets in any or all of the following types of securities: (1) bonds or preferred stock convertible into common stock ("convertible securities"); (2) other fixed-income securities, including bonds, notes, debentures and preferred stocks; (3) common stocks; and (4) U.S. Government Securities (securities issued or guaranteed by the United States or its agencies or instrumentalities). Income and Growth will invest at least 50% of its total assets in a combination of equity securities and fixed income securities with equity components. Income Builder seeks to achieve its objectives by investing, under normal market conditions, at least 65% of its total assets in income producing equity securities, including common stock, preferred stock and convertible securities. Income Builder typically invests a greater portion of its assets in common stock than does Income and Growth.

    Income and Growth may also invest without limitation in fixed income securities rated lower than investment grade (commonly known as "junk bonds"), and in Eurodollar convertible securities if the securities are convertible into listed U.S. securities or American Depository Receipts ("ADR's"), and may invest up to 15% of its net assets in Eurodollar convertible securities that are convertible into unlisted foreign equity securities. The fund may invest up to 25% of its total assets at the time of purchase in non-dollar denominated foreign securities (other than securities of Canadian issuers registered under the Securities Exchange Act of 1934 and ADR's, on which there is no limit). The fund may also invest up to 5% of its net assets in warrants, including up to 2% of its net assets in warrants not listed on the New York Stock Exchange, and may invest up to 5% of its net assets in stock rights. Income and Growth may also invest in real estate investment trusts. The fund may also engage in options and futures transactions, including investments in stock and bond index futures contracts.

    Up to 35% of the assets of Income Builder may be invested in fixed-income securities or common stocks that do not pay a regular dividend but are expected to contribute to the fund's ability to meet its investment objectives. The fund may invest up to 20% of its assets in junk bonds. The fund may also invest up to 25% of its total assets in enhanced convertible securities, up to 10% in synthetic convertible securities and without limitation in exchangeable convertible bonds and exchangeable convertible preferred stock. The fund may invest up to 25% of the value of its total assets at the time of purchase in foreign securities (other than securities of Canadian issuers registered under the Securities Exchange Act of 1934 and ADR's, on which there is no limit) and up to 15% of its net assets in unlisted foreign securities. The fund also may invest up to 20% of its assets in real estate investment trusts, but does not currently intend to invest more than 10% of its assets in such securities. The processes by which each fund selects investments may differ and are more fully described under "Comparison of Investment Objectives, Policies and Restrictions" below.

    The principal differences between the funds' investment policies, as well as certain similarities, are more fully described under "Comparison of Investment Objectives, Policies and Restrictions" below.

    The investment policies of both Income and Growth and Income Builder are not fundamental and may be changed by their respective Boards of Trustees.

    ADVISORY, MANAGEMENT AND DISTRIBUTION PLAN FEES. Income and Growth obtains its investment advisory services from TCW Funds Management, Inc. ("TCW") and obtains its management services from MSDW Services. Income Builder obtains investment management services from MSDW Advisors. Income and Growth pays TCW monthly compensation calculated daily by applying the annual rate of 0.30% to the first $500 million of the fund's average daily net assets and 0.28% to the fund's average net assets exceeding $500 million. The fund pays MSDW Services monthly compensation calculated daily by applying the annual rate of 0.45% to the first $500 million of the fund's daily net assets and 0.42% to the fund's daily net assets exceeding $500 million. With respect to Income Builder, the fund pays MSDW Advisors monthly compensation calculated daily by applying the annual rate of 0.75% to the portion of the fund's average daily net assets not exceeding $500 million; and 0.725% to the portion of such daily net assets exceeding $500 million. Each class of both funds' shares is subject to the same investment management fee or management and advisory fee rates applicable to the respective fund.

    Both Income and Growth and Income Builder have adopted similar distribution plans (each a "Plan," collectively "Plans") pursuant to Rule 12b-1 under the 1940 Act. In the case of Class A and Class C shares, each fund's Plan provides that the fund will reimburse the Distributor and others for the expenses of certain activities and services incurred by them in connection with the distribution of the Class A and Class C Shares of the fund. Reimbursement for these expenses is made in monthly payments by each fund to the Distributor which will in no event exceed amounts equal to payments at the annual rates of 0.25% and 0.75% of the average daily net assets of Class A and Class C shares, respectively, with respect to Income and Growth and 0.25% and 1.0% of the average daily net assets of Class A and Class C shares, respectively, with respect to Income Builder. In the case of Class B shares of Income and Growth, the Plan provides that the fund will pay the Distributor a fee, which is accrued daily and paid monthly, at the annual rate of 0.75% of the average daily net assets. In the case of Class B shares, Income Builder's Plan provides that the fund will pay the Distributor a fee, which is accrued daily and paid monthly, at the annual rate of 1.0% of the lesser of (a) the average daily net sales of the fund's Class B shares or (b) the average daily net assets of Class B of the fund. The fee is paid for the services provided and the expenses borne by the Distributor and others in connection with the distribution of each fund's Class B shares. There are no 12b-1 fees applicable to either funds' Class D shares. For further information relating to the 12b-1 fees applicable to each class of Income Builder's shares, see the section entitled "Purchase of Fund Shares" in Income Builder's Prospectus, attached hereto. The Distributor also receives the proceeds of any contingent deferred sales charge ("CDSC") paid by the funds' shareholders at the time of redemption. The CDSC schedules applicable to each of Income and Growth and Income Builder are set forth below under "Purchases, Exchanges and Redemptions."

    OTHER SIGNIFICANT FEES. Both Income and Growth and Income Builder pay additional fees in connection with their operations, including legal, auditing, transfer agent, trustees fees and custodial fees. See "Synopsis -- Fee Table" above for the percentage of average net assets represented by such "Other Expenses."

    PURCHASES, EXCHANGES AND REDEMPTIONS. Class A shares of Income and Growth are sold at net asset value plus an initial sales charge of up to 4.25%. Class A shares of Income Builder are sold at net asset value plus an initial sales charge of up to 5.25%. The initial sales charge is reduced for certain purchases. Investments of $1 million or more (and investment by certain other limited categories of investors) are not subject to any sales charges at the time of purchase, but are subject to a CDSC of 1.0% on redemptions made within one year after purchase (except for certain specific circumstances fully described in each fund's Prospectus). After completion of the Reorganization, if approved, Shareholders of the combined fund who purchase additional shares of Class A will purchase such shares at net asset value plus an initial sales charge of up to 5.25%.

    Class B shares of each fund are offered at net asset value with no initial sales charge, but are subject to the same CDSC schedule set forth below (Class B shares of each fund purchased by certain qualified employer sponsored benefit plans are subject to a reduced CDSC schedule):


                                         CLASS B SHARES OF INCOME AND GROWTH AND
   YEAR SINCE PURCHASE PAYMENT MADE                  INCOME BUILDER
-------------------------------------   ----------------------------------------
     First ..........................                   5.0%
     Second .........................                   4.0%
     Third ..........................                   3.0%
     Fourth .........................                   2.0%
     Fifth ..........................                   2.0%
     Sixth ..........................                   1.0%
     Seventh and thereafter                             none

    Class C shares of each fund are sold at net asset value with no initial sales charge, but are subject to a CDSC of 1.0% on redemptions made within one year after purchase. The CDSC may be waived for certain redemptions (which are fully described in each fund's Prospectus).

    Class D shares of each fund are available only to limited categories of investors and are sold at net asset value with no initial sales charge or CDSC.

    The CDSC charge is paid to the Distributor. Shares of Income and Growth and Income Builder are distributed by the Distributor and offered by Dean Witter Reynolds Inc. and other dealers who have entered into selected dealer agreements with the Distributor. For further information relating to the CDSC schedules applicable to each class of Income Builder's shares, see the section entitled "Purchase of Fund Shares" in Income Builder's Prospectus.


    Shares of each class of Income and Growth may be exchanged for shares of the same class of any other continuously offered TCW/DW Fund that offers its shares in more than one class, without the imposition of an exchange fee. Income and Growth shares may also be exchanged for shares of TCW/DW North American Government Income Trust or for any of five Morgan Stanley Dean Witter Funds that are money market funds (the foregoing six funds are collectively referred to as the "Income and Growth Exchange Funds"), without the imposition of an exchange fee. No CDSC is imposed at the time of any exchange, although any applicable CDSC will be imposed upon ultimate redemption. Upon consummation of the Reorganization, Shareholders will no longer be able to exchange their shares for shares of a continuously offered TCW/DW Fund. For greater details relating to exchange privileges applicable to Income Builder, see the section entitled "Shareholder Services" in Income Builder's Prospectus.

    Shares of each class of Income Builder may be exchanged for shares of the same class of any other Morgan Stanley Dean Witter Fund that offers its shares in more than one class, without the imposition of an exchange fee. Additionally, shares of each class of Income Builder may be exchanged for shares of Morgan Stanley Dean Witter Short-Term U.S. Treasury Trust, Morgan Stanley Dean Witter Limited Term Municipal Trust, Morgan Stanley Dean Witter Short-Term Bond Fund and five Morgan Stanley Dean Witter Funds that are money market funds (the foregoing eight funds are collectively referred to as the "Income Builder Exchange Funds"), without the imposition of an exchange fee. Class A shares of Income Builder may also be exchanged for shares of Morgan Stanley Dean Witter Multi-State Municipal Series Trust and Morgan Stanley Dean Witter Hawaii

Municipal Trust. No CDSC is imposed at the time of any exchange, although any applicable CDSC will be imposed upon ultimate redemption. Upon consummation of the Reorganization, the foregoing exchange privileges will still be applicable to shareholders of the combined fund (Income Builder).


    During the period of time an Income and Growth shareholder remains in an Income and Growth Exchange Fund or an Income Builder shareholder remains in an Income Builder Exchange Fund, the holding period (for purposes of determining the CDSC rate) is frozen. Both Income and Growth and Income Builder provide telephone exchange privileges to their shareholders. For greater details relating to exchange privileges applicable to Income Builder, see the section entitled "Shareholder Services" in Income Builder's Prospectus.

    Shareholders of Income and Growth and Income Builder may redeem their shares for cash at any time at the net asset value per share next determined; however, such redemption proceeds may be reduced by the amount of any applicable CDSC. Both Income and Growth and Income Builder offer a reinstatement privilege whereby a shareholder who has not previously exercised such privilege whose shares have been redeemed or repurchased may, within thirty-five days after the date of redemption or repurchase, reinstate any portion or all of the proceeds thereof in shares of the same class from which such shares were redeemed or repurchased and receive a pro rata credit for any CDSC paid in connection with such redemption or repurchase. Income and Growth and Income Builder may redeem involuntarily, at net asset value, most accounts valued at less than $100.

    DIVIDENDS. Each fund declares dividends separately for each of its classes. Each fund intends to pay quarterly income dividends and to distribute substantially all of its net short-term and net long-term capital gains, if there are any, at least once a year. Each fund, however, may determine either to distribute or to retain all or part of any net long-term capital gains in any year for reinvestment. With respect to each fund, dividends and capital gains distributions are automatically reinvested in additional shares of the same class of shares of the fund at net asset value unless the shareholder elects to receive cash.


                             PRINCIPAL RISK FACTORS

    The net asset value of Income and Growth and Income Builder will fluctuate with changes in the market value of their respective portfolio securities. The market value of the funds' portfolio securities will increase or decrease due to a variety of economic, market and political factors, including movements in interest rates, which cannot be predicted. All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they come due. Interest rate risk refers to the fluctuations in the net asset value of any portfolio of fixed-income securities resulting from the inverse relationship between price and yield of fixed-income securities; that is, when the general level of interest rates rises, the prices of outstanding fixed-income securities decline, and when interest rates fall, prices rise.

    Income Builder generally invests a substantially greater portion of its assets in common stocks than Income and Growth. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

    Unlike Income Builder, Income and Growth is a non-diversified investment company and, as such, is not limited in the proportion of its assets that may be invested in the securities of a single issuer.

    Both funds may invest a portion (up to 25% for each fund) of their assets in foreign securities (other than securities of Canadian issuers registered under the Securities Exchange Act of 1934, and ADR's on which there is no limit) and, as such, are subject to additional risks such as adverse political and economic developments abroad, including the possibility of expropriations or confiscatory taxation, limitations on the use or transfer of fund assets and any effects of foreign social, economic or political instability. Foreign companies are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about such companies. Moreover, foreign companies are not subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. Additionally, securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their American counterparts and brokerage commissions, dealer concessions and other transaction costs may be higher on foreign markets than in the U.S. Fluctuations in the relative rates of exchange between the currencies of different countries will affect the value of a fund's investments. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of a fund's assets denominated in that currency and thereby impact upon the fund's total return on such assets.

    Income and Growth may invest without limitation and Income Builder may invest up to 20% of its total assets in junk bonds, which securities are subject to greater risk, including the risk of default, than higher rated, investment grade debt securities.

    Income and Growth and Income Builder may enter into foreign currency exchange contracts when purchasing foreign securities in order to facilitate settlement and to limit the effect of changes in the relationship between the U.S. dollar and the foreign currency during the period between trade date and settlement date. Both funds may enter into repurchase agreements, may purchase securities on a when-issued and delayed delivery basis, or on a when, as and if issued basis, may lend their portfolio securities, all of which may involve special risks. Income and Growth may enter into options and futures transactions which involves special risks; whereas Income Builder may not enter into options and futures transactions. Both Income and Growth and Income Builder may invest in or acquire convertible securities which are fixed-income securities convertible into common stock. To the extent that a convertible security's investment value is greater than its conversion value, its price will be primarily a reflection of such investment value and its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security (the credit standing of the issuer and other factors may also have an effect on the convertible security's value). If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, the convertible security will sell at some premium over its conversion value. (This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege.) At such times the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. Income Builder may also invest in enhanced convertible securities, synthetic convertible securities and exchangeable convertible bonds and exchangeable convertible preferred stocks, each of which may be less liquid and more volatile than traditional convertible securities. Income and Growth and Income Builder each may invest in real estate investment trusts and Income and Growth may also invest in securities of other investment companies, each of which investments may result in the payment of additional fees by the fund and its shareholders. Income and Growth may also invest up to 5% of the value of its net assets in warrants and rights, which may entail additional risks; whereas Income Builder may not make such investments.

    The foregoing discussion is a summary of the principal risk factors. For a more complete discussion of the risks of each fund, see "Investment Objective and Policies -- Risk Considerations" in the Prospectus of Income and Growth and in Income Builder's Prospectus attached hereto and incorporated herein by reference.

                               THE REORGANIZATION

THE PROPOSAL

    The Board of Trustees of Income and Growth, including the Independent Trustees, having reviewed the financial position of Income and Growth and the prospects for achieving economies of scale through the

Reorganization and having determined that the Reorganization is in the best interests of Income and Growth and its Shareholders and that the interests of Shareholders will not be diluted as a result thereof, recommends approval of the Reorganization by Shareholders of Income and Growth.


THE BOARD'S CONSIDERATION

    At a meeting held on February 25, 1999, the Board, including all of the Independent Trustees, unanimously approved the Reorganization Agreement and determined to recommend that Shareholders approve the Reorganization Agreement. In reaching this decision, the Board made an extensive inquiry into a number of factors, particularly the comparative expenses currently incurred in the operations of Income and Growth and Income Builder. The Board also considered other factors, including, but not limited to: the general compatibility of the investment objectives, policies, restrictions and portfolios of Income and Growth and Income Builder; the terms and conditions of the Reorganization which would affect the price of shares to be issued in the Reorganization; the tax-free nature of the Reorganization; the ability of MSDW Advisors to provide investment management services to Income Builder and any direct or indirect costs to be incurred by Income and Growth and Income Builder in connection with the Reorganization.

    In recommending the Reorganization to Shareholders, the Board of Income and Growth considered that the Reorganization would have the following benefits to
Shareholders:


    1. Once the Reorganization is consummated, the expenses which would be borne by shareholders of each class of the "combined fund" should be lower on a percentage basis than the expenses per share of each corresponding class of Income and Growth. In part, this is because the other expenses to be paid by Income Builder (0.17% of average daily net assets) would be lower than the rate of the other expenses currently paid by Income and Growth (0.58% of average daily net assets). Furthermore, to the extent that the Reorganization would result in Shareholders becoming shareholders of a combined larger fund, further economies of scale could be achieved since various fixed expenses (e.g., auditing and legal) can be spread over a larger number of shares. The Board noted that the expense ratio for each class of Income and Growth was higher (for its fiscal year ended January 31, 1999) than the expense ratio for each corresponding class of Income Builder (for its fiscal year ended September 30, 1998).

    2. The Reorganization is intended to qualify as a tax-free reorganization for Federal income tax purposes, pursuant to which no gain or loss will be recognized by Income and Growth or its Shareholders for Federal income tax purposes.


    3. The Board also took into consideration that absent the Reorganization, Income Builder will continue to compete for investor funds directly with Income and Growth. The Reorganization should allow for more concentrated selling efforts to the benefit of both Income and Growth and Income Builder shareholders and avoid the inefficiencies associated with the operation and distribution of two similar funds through the same sales organization.

    4. Shareholders would have expanded exchange privileges. Rather than being able to exchange their shares of Income and Growth only among the TCW/DW Funds offering multiple classes of shares and the Income and Growth Exchange Funds, Shareholders would be permitted to exchange their shares for shares of any of the Morgan Stanley Dean Witter Funds offering multiple classes of shares and the Income Builder Exchange Funds (the exchange privilege is subject to revision or termination at any time).


    The Board of Trustees of Income Builder, including a majority of the Independent Trustees of Income Builder, also have determined that the Reorganization is in the best interests of Income Builder and its shareholders and that the interests of existing shareholders of Income Builder will not be diluted as a result thereof. The transaction will enable Income Builder to acquire investment securities which are consistent with Income Builder's investment objectives, without the brokerage costs attendant to the purchase of such securities in the market. Also, the addition of assets to Income Builder's portfolio may result in a further reduction in the investment management fee resulting from the addition of more assets at a lower breakpoint rate in the management fee schedule. Furthermore, like the shareholders of Income and Growth, the shareholders of Income Builder may also realize an intangible benefit in having the Morgan Stanley Dean Witter sales organization concentrate its selling efforts on one, rather than two similar funds, which may result in further economies of scale. Finally, the Board considered that even if the benefits enumerated above are not realized, the costs to the fund are sufficiently minor to warrant taking the opportunity to realize those benefits. With respect to the Class B shares, the Board recognized that the application of the formula for determining the 12b-1 fee would, at least initially, result in somewhat higher 12b-1 fees for the combined fund than Income Builder's current 12b-1 fee and that the Rule 12b-1 fees paid by Class C shareholders of Income Builder are higher than those paid by Class C shareholders of Income and Growth, as noted above under "Synopsis -- Fee Table." The Board believes, however, that this relatively minor disadvantage would be offset by the other benefits of the Reorganization.



THE REORGANIZATION AGREEMENT

    The terms and conditions under which the Reorganization would be consummated, as summarized below, are set forth in the Reorganization Agreement. This summary is qualified in its entirety by reference to the Reorganization Agreement, a copy of which is attached as Exhibit A to this Proxy Statement and Prospectus.

    The Reorganization Agreement provides that (i) Income and Growth will transfer all of its assets, including portfolio securities, cash (other than cash amounts retained by Income and Growth as a "Cash Reserve" in the amount sufficient to discharge its liabilities not discharged prior to the Valuation Date (as defined below) and for expenses of the dissolution), cash equivalents and receivables to Income Builder on the Closing Date in exchange for the assumption by Income Builder of stated liabilities of Income and Growth, including all expenses, costs, charges and reserves, as reflected on an unaudited statement of assets and liabilities of Income and Growth prepared by the Treasurer of Income and Growth as of the Valuation Date (as defined below) in accordance with generally accepted accounting principles consistently applied from the prior audited period, and the delivery of the Income Builder Shares; (ii) such Income Builder Shares would be distributed to Shareholders on the Closing Date or as soon as practicable thereafter; (iii) Income and Growth would be dissolved; and (iv) the outstanding shares of Income and Growth would be canceled.

    The number of Income Builder Shares to be delivered to Income and Growth will be determined by dividing the aggregate net asset value of each class of shares of Income and Growth acquired by Income Builder by the net asset value per share of the corresponding class of shares of Income Builder; these values will be calculated as of the close of business of the New York Stock Exchange on the third business day following the receipt of the requisite approval by Shareholders of the Reorganization Agreement or at such other time as Income and Growth and Income Builder may agree (the "Valuation Date"). As an illustration, assume that on the Valuation Date, Class B shares of Income and Growth had an aggregate net asset value (not including any Cash Reserve of Income and Growth) of $100,000. If the net asset value per Class B share of Income Builder were $10 per share at the close of business on the Valuation Date, the number of Class B shares Income Builder to be issued would be 10,000 ($100,000 (divided by) $10). These 10,000 Class B shares of Income Builder would be distributed to the former Class B shareholders of Income and Growth. This example is given for illustration purposes only and does not bear any relationship to the dollar amounts or shares expected to be involved in the Reorganization.

    On the Closing Date or as soon as practicable thereafter, Income and Growth will distribute pro rata to its Shareholders of record as of the close of business on the Valuation Date, the Income Builder Shares it receives. Each Shareholder will receive the class of shares of Income Builder that corresponds to the class of shares of Income and Growth currently held by that Shareholder. Accordingly, the Income Builder Shares will be distributed as follows: each of the Class A, Class B, Class C and Class D shares of Income Builder will be distributed to holders of Class A, Class B, Class C and Class D shares of Income and Growth, respectively. Income Builder will cause its transfer agent to credit and confirm an appropriate number of Income Builder Shares to each Shareholder. Certificates for Income Builder Shares will be issued only upon written request of a Shareholder and only for whole shares, with fractional shares credited to the name of the Shareholder on the books of Income Builder. Shareholders who wish to receive certificates representing their Income Builder Shares must, after receipt of their confirmations, make a written request to Income Builder's Transfer Agent, Morgan Stanley Dean Witter Trust FSB, Harborside Financial Center, Jersey City, New Jersey 07311. Shareholders of Income and Growth holding their shares in certificate form will be asked to surrender such certificates in connection with the Reorganization. Shareholders who do not surrender their certificates prior to the Closing Date will still receive their shares of Income Builder; however, such Shareholders will not be able to redeem, transfer or exchange the Income Builder Shares received until the old certificates have been surrendered.


    The Closing Date will be the next business day following the Valuation Date. The consummation of the Reorganization is contingent upon the approval of the Reorganization by the Shareholders and the receipt of the other opinions and certificates set forth in Sections 6, 7 and 8 of the Reorganization Agreement and the occurrence of the events described in those Sections, certain of which may be waived by Income and Growth or Income Builder. The Reorganization Agreement may be amended in any mutually agreeable manner. All expenses of this solicitation, including the cost of preparing and mailing this Proxy Statement and Prospectus, will be borne by Income and Growth, which expenses are expected to approximate $97,000. Income and Growth and Income Builder will bear all of their respective other expenses associated with the Reorganization.

    The Reorganization Agreement may be terminated and the Reorganization abandoned at any time, before or after approval by Shareholders or by mutual consent of Income and Growth and Income Builder. In addition, either party may terminate the Reorganization Agreement upon the occurrence of a material breach of the Reorganization Agreement by the other party or if, by September 30, 1999, any condition set forth in the Reorganization Agreement has not been fulfilled or waived by the party entitled to its benefits.

    Under the Reorganization Agreement, within one year after the Closing Date, Income and Growth shall: either pay or make provision for all of its liabilities and distribute any remaining amount of the Cash Reserve (after paying or making provision for such liabilities and the estimated cost of making the distribution) to former shareholders of Income and Growth that received Income Builder Shares. Income and Growth shall be dissolved and deregistered as an investment company promptly following the distributions of shares of Income Builder to Shareholders of record of Income and Growth.

    The effect of the Reorganization is that Shareholders who vote their shares in favor of the Reorganization Agreement are electing to sell their shares of Income and Growth (at net asset value on the Valuation Date calculated after subtracting any Cash Reserve) and reinvest the proceeds in Income Builder Shares at net asset value and without recognition of taxable gain or loss for Federal income tax purposes. See "Tax Aspects of the Reorganization" below. As noted in "Tax Aspects of the Reorganization" below, if Income and Growth recognizes net gain from the sale of securities prior to the Closing Date, such gain, to the extent not offset by capital loss carryforwards, will be distributed to Shareholders prior to the Closing Date and will be taxable to Shareholders as a capital gain.

    Shareholders will continue to be able to redeem their shares of Income and Growth at net asset value next determined after receipt of the redemption request (subject to any applicable CDSC) until the close of business on the business day next preceding the Closing Date. Redemption requests received by Income and Growth thereafter will be treated as requests for redemption of shares of Income Builder.

TAX ASPECTS OF THE REORGANIZATION

    At least one but not more than 20 business days prior to the Valuation Date, Income and Growth will declare and pay a dividend or dividends which, together with all previous such dividends, will have the effect of distributing to Shareholders all of Income and Growth's investment company taxable income for all periods since the inception of Income and Growth through and including the Valuation Date (computed without regard to any dividends paid deduction), and all of Income and Growth's net capital gain, if any, realized in such periods (after reduction for any capital loss carryforward).

    The Reorganization is intended to qualify for Federal income tax purposes as a tax-free reorganization under Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the "Code"). Income and Growth and Income Builder have represented that, to their best knowledge, there is no plan or intention by Shareholders to redeem, sell, exchange or otherwise dispose of a number of Income Builder Shares received in the transaction that would reduce Shareholders' ownership of Income Builder Shares to a number of shares having a value, as of the Closing Date, of less than 50% of the value of all of the formerly outstanding Income and Growth shares as of the same date. Income and Growth and Income Builder have each further represented that, as of the Closing Date, Income and Growth and Income Builder will qualify as regulated investment companies. In addition, Income Builder has no plan or intention to sell or otherwise dispose of more than fifty percent of the assets of Income and Growth acquired in the Reorganization, except for dispositions made in the ordinary course of business.

    As a condition to the Reorganization, Income and Growth and Income Builder will receive an opinion of Gordon Altman Butowsky Weitzen Shalov & Wein that, based on certain assumptions, facts, the terms of the Reorganization Agreement and additional representations set forth in the Reorganization Agreement or provided by Income and Growth and Income Builder:

    1. The transfer of substantially all of Income and Growth's assets in exchange for the Income Builder Shares and the assumption by Income Builder of certain stated liabilities of Income and Growth followed by the distribution by Income and Growth of the Income Builder Shares to Shareholders in exchange for their Income and Growth shares will constitute a "reorganization" within the meaning of Section 368(a)(1)(C) of the Code, and Income and Growth and Income Builder will each be a "party to a reorganization" within the meaning of
Section 368(b) of the Code;

    2. No gain or loss will be recognized by Income Builder upon the receipt of the assets of Income and Growth solely in exchange for the Income Builder Shares and the assumption by Income Builder of the stated liabilities of Income and Growth;

    3. No gain or loss will be recognized by Income and Growth upon the transfer of the assets of Income and Growth to Income Builder in exchange for the Income Builder Shares and the assumption by Income Builder of the stated liabilities or upon the distribution of Income Builder Shares to Shareholders in exchange for their Income and Growth shares;

    4. No gain or loss will be recognized by Shareholders upon the exchange of the shares of Income and Growth for the Income Builder Shares;

    5. The aggregate tax basis for the Income Builder Shares received by each of the Shareholders pursuant to the Reorganization will be the same as the aggregate tax basis of the shares in Income and Growth held by each such Shareholder immediately prior to the Reorganization;

    6. The holding period of the Income Builder Shares to be received by each Shareholder will include the period during which the shares in Income and Growth surrendered in exchange therefor were held (provided such shares in Income and Growth were held as capital assets on the date of the Reorganization);

    7. The tax basis of the assets of Income and Growth acquired by Income Builder will be the same as the tax basis of such assets to Income and Growth immediately prior to the Reorganization; and

    8. The holding period of the assets of Income and Growth in the hands of Income Builder will include the period during which those assets were held by Income and Growth.

    SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISORS REGARDING THE EFFECT, IF ANY, OF THE PROPOSED TRANSACTION IN LIGHT OF THEIR INDIVIDUAL CIRCUMSTANCES. BECAUSE THE FOREGOING DISCUSSION ONLY RELATES TO THE FEDERAL INCOME TAX CONSEQUENCES OF THE PROPOSED TRANSACTION, SHAREHOLDERS SHOULD ALSO CONSULT THEIR TAX ADVISORS AS TO STATE AND LOCAL TAX CONSEQUENCES, IF ANY, OF THE PROPOSED TRANSACTION.


DESCRIPTION OF SHARES

    Income Builder shares to be issued pursuant to the Reorganization Agreement will, when issued, be fully paid and non-assessable by Income Builder and transferable without restrictions and will have no preemptive rights. Class B shares of Income Builder, like Class B shares of Income and Growth, have a conversion feature pursuant to which approximately ten (10) years after the date of the original purchase of such shares, the shares will convert automatically to Class A shares, based on the relative net asset values of the two classes. For greater details regarding the conversion feature, including the method by which the 10 year period is calculated and the treatment of reinvested dividends, see "Purchase of Fund Shares" in each fund's Prospectus.


CAPITALIZATION TABLE (UNAUDITED)


    The following table sets forth the capitalization of the Income Builder and Income & Growth as of January 31, 1999 and on a pro forma combined basis as if the Reorganization had occurred on that date:




                                                                        NET ASSET
                                                           SHARES         VALUE
              CLASS A                   NET ASSETS      OUTSTANDING     PER SHARE
-----------------------------------   --------------   -------------   ----------
Income & Growth ...................   $     88,349           7,728      $ 11.43
Income Builder ....................   $ 12,300,188       1,073,862      $ 11.45
Combined Fund (pro forma) .........   $ 12,388,537       1,081,578      $ 11.45
           CLASS B
------------------------------------
Income & Growth ...................   $  8,927,127         781,025      $ 11.43
Income Builder ....................   $421,497,820      36,809,451      $ 11.45
Combined Fund (pro forma) .........   $430,424,947      37,589,113      $ 11.45
           CLASS C
------------------------------------
Income & Growth ...................   $ 47,957,979       4,191,798      $ 11.44
Income Builder ....................   $  5,845,733         511,572      $ 11.43
Combined Fund (pro forma) .........   $ 53,803,712       4,707,371      $ 11.43
           CLASS D
------------------------------------
Income & Growth ...................   $     11,662           1,019      $ 11.44
Income Builder ....................   $    772,030          63,011      $ 11.46
Combined Fund (pro forma) .........   $    783,692          64,029      $ 11.46


APPRAISAL RIGHTS

    Shareholders will have no appraisal rights in connection with the Reorganization.

         COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS


INVESTMENT OBJECTIVES AND POLICIES

    Income and Growth and Income Builder each are funds that have similar although not identical investment objectives. The investment objective of Income and Growth is to generate high total return by providing a high level of current income and the potential for capital appreciation. The primary investment objective of Income Builder is to seek reasonable income. Growth of capital is a secondary objective. Income and Growth seeks to achieve its investment objective by investing, in descending order of preference under current market conditions, at least 65% of its assets in any or all of the following types of securities: (1) bonds or preferred stock convertible into common stock ("convertible securities"); (2) other fixed-income securities, including bonds, notes debentures and preferred stocks; (3) common stocks; and
(4) U.S. Government Securities (securities issued or guaranteed by the United States or its agencies or instrumentalities. Income and Growth will invest at least 50% of its total assets in a combination of equity securities and fixed income securities with equity components. All fixed income securities without an equity component in which the fund invests have a weighted average life or a maturity date of ten years or less. Income Builder seeks to achieve its objectives by investing, under normal market conditions, at least 65% of its total assets in income producing equity securities, including common stock, preferred stock and convertible securities. The fund invests, under normal market conditions, primarily in common stocks of large-cap companies that have a record of paying dividends, and, in the opinion of the Investment Manager, have the potential of maintaining dividends, in preferred stocks and in securities convertible into common stocks of small and mid-cap companies. The Investment Manager uses a value-oriented investment style in selecting securities for the fund's portfolio.


    Up to 35% of the total assets of Income and Growth may be invested in money market instruments. The fund may also invest without limit in junk bonds and Eurodollar convertible securities if the securities are convertible into listed U.S. securities or American Depository Receipts ("ADR's"), and may invest up to 15% of its net assets in Eurodollar convertible securities that are convertible into unlisted foreign equity securities. The fund may also invest up to 5% of its net assets in warrants, including up to 2% of its net assets in warrants not listed on the New York Stock Exchange, and may invest up to 5% of its net assets in stock rights.

    Up to 35% of the assets of Income Builder may be invested in fixed-income securities or common stocks that do not pay a regular dividend but are expected to contribute to the fund's ability to meet its investment objectives. The fund may invest up to 20% of its assets in junk bonds and up to 35% of its assets in U.S. Government Securities and money market instruments. The fund may also invest up to 25% of its total assets in enhanced convertible securities, up to 10% in synthetic convertible securities and without limitation in exchangeable convertible bonds and exchangeable convertible preferred stock. The fund may invest up to 15% of its net assets in unlisted foreign securities.


    Income and Growth may engage in options and futures transactions. The fund may purchase and sell (write) options on portfolio securities denominated in U.S. dollars and foreign currencies and may purchase and sell (write) options on the U.S. dollar and foreign currencies which are or may be in the future listed on U.S. and foreign securities exchanges or are written in over-the-counter transactions ("OTC options"). Income and Growth may write covered call options on portfolio securities and currencies without limit, in order to hedge against the decline in the value of a security or currency in which such security is denominated and to close out long call option positions. The fund may purchase listed and OTC call and put options in amounts equaling up to 5% of its total assets and may invest in stock index options. The fund may purchase call and put options to close out covered call or written put positions, as applicable, or to protect the value of the relevant security. The fund may purchase and sell interest rate and stock index futures contracts that are currently traded, or may in the future be traded, on U.S. and foreign commodity exchanges. Income Builder may not purchase or sell options or futures contracts.

    Both Income and Growth and Income Builder may invest up to 25% of its total assets at the time of purchase in non-dollar denominated foreign securities (other than securities of Canadian issuers registered under the Securities Exchange Act of 1934 and ADR's, on which there is no limit).


    Both Income and Growth and Income Builder may (i) purchase securities on a when-issued or delayed delivery basis, (ii) purchase or sell securities on a forward commitment basis, (iii) purchase securities on a "when, as and if issued" basis, (iv) enter into repurchase agreements subject to certain procedures designed to minimize risks associated with such agreements, (v) purchase rights and warrants, (vi) invest in zero coupon securities and (vii) invest up to 15% of their respective net assets in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended, or which are not otherwise readily marketable (both funds do not include Rule 144A securities in this 15% limitation). Both funds may engage in lending portfolio securities.


    Additionally, both Income and Growth and Income Builder may invest in real estate investment trusts. Income Builder currently intends to limit its investments in real estate investment trusts to 10% of its assets, but may invest up to 20% in such securities. Income and Growth has no such limit. Income and Growth may invest in other investment companies up to the legal limits.

    The investment policies of both Income and Growth and Income Builder are not fundamental and may be changed by their respective Boards. The foregoing discussion is a summary of the principal differences and similarities between the investment policies of the funds. For a more complete discussion of each fund's policies, see "Investment Objective and Policies" in each fund's Prospectus and "Investment Practices and Policies" in each fund's Statement of Additional Information.


INVESTMENT RESTRICTIONS


    The investment restrictions adopted by Income and Growth and Income Builder as fundamental policies are substantially similar and are summarized under the caption "Investment Restrictions" in their respective Prospectuses and Statements of Additional Information. A fundamental investment restriction cannot be changed without the vote of the majority of the outstanding voting securities of a fund, as defined in the 1940 Act. The material differences are as follows: (a) Income Builder may not invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued, or guaranteed by the United States Government, its agencies or instrumentalities); Income and Growth has no such restriction; (b) Income Builder may not purchase more than 10% of all outstanding voting securities or any class of securities of any one issuer; Income and Growth has no such restriction; (c) Income Builder may not invest in securities of any issuer, if in the exercise of reasonable diligence, the fund has determined that an officer or trustee/director of the fund or of the Investment Manager owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers and trustees/directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer; (d) both funds are prohibited from purchasing or selling commodities; Income and Growth also may not purchase or sell commodities contracts, except that the fund may purchase or sell futures contracts or options on futures; (e) both funds are prohibited from pledging assets except to secure permitted borrowings; and in the case of Income and Growth, for collateral arrangements with respect to initial or variation margin for futures, which are not deemed to be the pledge of assets;
(f) both funds are prohibited from issuing senior securities with certain exceptions; and (g) both funds are prohibited from purchasing securities on margin, except for such short-term loans as are necessary for the clearance of portfolio securities; Income and Growth provides an exception for the deposit or payment by the fund of initial or variation margin in connection with futures contracts, which is not considered the purchase of a security on margin.


                 ADDITIONAL INFORMATION ABOUT INCOME AND GROWTH
                               AND INCOME BUILDER


GENERAL

    For a discussion of the organization and operation of Income and Growth and Income Builder, see "The Fund and its Management," "Investment Objective and Policies," "Investment Restrictions" and "Prospectus Summary" in, and the cover page of, their respective Prospectuses.


FINANCIAL INFORMATION

    For certain financial information about Income and Growth and Income Builder, see "Financial Highlights" and "Performance Information" in their respective Prospectuses.


MANAGEMENT

    For information about the respective Board of Trustees, Manager and Adviser of Income and Growth, the Investment Manager of Income Builder, and the Distributor of Income and Growth and Income Builder, see "The Fund and its Management" and "Investment Objective and Policies" in, and on the back cover of, their respective Prospectuses.


DESCRIPTION OF SECURITIES AND SHAREHOLDER INQUIRIES

    For a description of the nature and most significant attributes of shares of Income and Growth and Income Builder, and information regarding shareholder inquiries, see "Additional Information" in their respective Prospectuses.


DIVIDENDS, DISTRIBUTIONS AND TAXES

    For a discussion of Income and Growth's and Income Builder's policies with respect to dividends, distributions and taxes, see "Dividends, Distributions and Taxes" in their respective Prospectuses as well as the discussion herein under "Synopsis -- Purchases, Exchanges and Redemptions."


PURCHASES, REPURCHASES AND REDEMPTIONS

    For a discussion of how Income and Growth's and Income Builder's shares may be purchased, repurchased and redeemed, see "Purchase of Fund Shares," "Shareholder Services" and "Redemptions and Repurchases" in their respective Prospectuses.


                  MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

    For a discussion of Income Builder's performance, see management's letter to shareholders in its Annual Report for its fiscal year ended September 30, 1998 accompanying this Proxy Statement and Prospectus. For a discussion of the performance of Income and Growth, see its Annual Report for its fiscal year ended January 31, 1999.

                        FINANCIAL STATEMENTS AND EXPERTS


    The financial statements of Income Builder, for the year ended September 30, 1998, and Income and Growth, for the year ended January 31, 1999, that are incorporated by reference in the Statement of Additional Information relating to the Registration Statement on Form N-14 of which this Proxy Statement and Prospectus forms a part, have been audited by PricewaterhouseCoopers LLP, independent accountants. The financial statements have been incorporated by reference in reliance upon such reports given upon the authority of PricewaterhouseCoopers LLP as experts in accounting and auditing.



                                 LEGAL MATTERS

    Certain legal matters concerning the issuance of shares of Income Builder will be passed upon by Gordon Altman Butowsky Weitzen Shalov & Wein, New York, New York. Such firm will rely on Lane Altman & Owens as to matters of Massachusetts law.


                             AVAILABLE INFORMATION

    Additional information about Income and Growth and Income Builder is available, as applicable, in the following documents which are incorporated herein by reference: (i) Income Builder's Prospectus dated November 25, 1998, attached to this Proxy Statement and Prospectus, which Prospectus forms a part of Post-Effective Amendment No. 4 to Income Builder's Registration Statement on Form N-1A (File Nos. 333-01995; 811-7575); (ii) Income Builder's Annual Report for its fiscal year ended September 30, 1998, accompanying this Proxy Statement and Prospectus; (iii) Income and Growth's Prospectus dated March 31, 1998, which Prospectus forms a part of Post-Effective Amendment No. 7 to Income and Growth's Registration Statement on Form N-1A (File Nos. 33-55218; 811-7372); and (iv) Income and Growth's Annual Report for its fiscal year ended January 31, 1999. The foregoing documents may be obtained without charge by calling
(800) 869-NEWS (toll-free).

    Income and Growth and Income Builder are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith, file reports and other information with the Commission. Proxy material, reports and other information about Income and Growth and Income Builder which are of public record can be inspected and copied at public reference facilities maintained by the Commission at Room 1204, Judiciary Plaza, 450 Fifth Street, NW, Washington, D.C. 20549 and certain of its regional offices, and copies of such materials can be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549.


                                 OTHER BUSINESS

    Management of Income and Growth knows of no business other than the matters specified above which will be presented at the Meeting. Since matters not known at the time of the solicitation may come before the Meeting, the proxy as solicited confers discretionary authority with respect to such matters as properly come before the Meeting, including any adjournment or adjournments thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy to vote this proxy in accordance with their judgment on such matters.



                                      By Order of the Board of Trustees



                                      Barry Fink,
                                      Secretary


April 12, 1999

                 (This page has been left blank intentionally.)

                                                                      EXHIBIT A


                      AGREEMENT AND PLAN OF REORGANIZATION

    THIS AGREEMENT AND PLAN OF REORGANIZATION ("Agreement") is made as of this 25th day of February, 1999, by and between MORGAN STANLEY DEAN WITTER INCOME BUILDER FUND, a Massachusetts business trust ("Income Builder") and TCW/DW INCOME AND GROWTH FUND, a Massachusetts business trust ("Income and Growth").

    This Agreement is intended to be and is adopted as a "plan of reorganization" within the meaning of Treas. Reg. 1.368-2(g), for a reorganization under Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"). The reorganization ("Reorganization") will consist of the transfer to Income Builder of substantially all of the assets of Income and Growth in exchange for the assumption by Income Builder of all stated liabilities of Income and Growth and the issuance by Income Builder of shares of beneficial interest, par value $0.01 per share (the "Income Builder Shares"), to be distributed, after the Closing Date hereinafter referred to, to the shareholders of Income and Growth in liquidation of Income and Growth as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

    In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:


1. THE REORGANIZATION AND LIQUIDATION OF INCOME AND GROWTH

    1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, Income and Growth agrees to assign, deliver and otherwise transfer the Income and Growth Assets (as defined in paragraph 1.2) to Income Builder and Income Builder agrees in exchange therefor to assume all of Income and Growth's stated liabilities on the Closing Date as set forth in paragraph 1.3(a) and to deliver to Income and Growth the number of Income Builder Shares, including fractional Income Builder Shares, determined in the manner set forth in paragraph 2.3. Such transactions shall take place at the closing provided for in paragraph 3.1 ("Closing").

    1.2 (a) The "Income and Growth Assets" shall consist of all property, including without limitation, all cash (other than the "Cash Reserve" (as defined in paragraph 1.3(b)), cash equivalents, securities and dividend and interest receivables owned by Income and Growth, and any deferred or prepaid expenses shown as an asset on Income and Growth's books on the Valuation Date.

    (b) On or prior to the Valuation Date, Income and Growth will provide Income Builder with a list of all of Income and Growth's assets to be assigned, delivered and otherwise transferred to Income Builder and of the stated liabilities to be assumed by Income Builder pursuant to this Agreement. Income and Growth reserves the right to sell any of the securities on such list but will not, without the prior approval of Income Builder, acquire any additional securities other than securities of the type in which Income Builder is permitted to invest and in amounts agreed to in writing by Income Builder. Income Builder will, within a reasonable time prior to the Valuation Date, furnish Income and Growth with a statement of Income Builder's investment objectives, policies and restrictions and a list of the securities, if any, on the list referred to in the first sentence of this paragraph that do not conform to Income Builder's investment objective, policies and restrictions. In the event that Income and Growth holds any investments that Income Builder is not permitted to hold, Income and Growth will dispose of such securities on or prior to the Valuation Date. In addition, if it is determined that the portfolios of Income and Growth and Income Builder, when aggregated, would contain investments exceeding certain percentage limitations imposed upon Income Builder with respect to such investments, Income and Growth if requested by Income Builder will, on or prior to the Valuation Date, dispose of and/or reinvest a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date (as defined in paragraph 3.1).

    1.3 (a) Income and Growth will endeavor to discharge all of its liabilities and obligations on or prior to the Valuation Date. Income Builder will assume all stated liabilities, which includes, without limitation, all expenses, costs, charges and reserves reflected on an unaudited Statement of Assets and Liabilities of Income and Growth prepared by the Treasurer of Income and Growth as of the Valuation Date in accordance with generally accepted accounting principles consistently applied from the prior audited period.

    (b) On the Valuation Date, Income and Growth may establish a cash reserve, which shall not exceed 5% of Income and Growth's net assets as of the close of business on the Valuation Date ("Cash Reserve") to be retained by Income and Growth and used for the payment of its liabilities not discharged prior to the Valuation Date and for the expenses of dissolution.

    1.4 In order for Income and Growth to comply with Section 852(a)(1) of the Code and to avoid having any investment company taxable income or net capital gain (as defined in Sections 852(b)(2) and 1222(11) of the Code, respectively) in the short taxable year ending with its dissolution, Income and Growth will on or before the Valuation Date (a) declare a dividend in an amount large enough so that it will have declared dividends of all of its investment company taxable income and net capital gain, if any, for such taxable year (determined without regard to any deduction for dividends paid) and (b) distribute such dividend.

    1.5 On the Closing Date or as soon as practicable thereafter, Income and Growth will distribute Income Builder Shares received by Income and Growth pursuant to paragraph 1.1 pro rata to its shareholders of record determined as of the close of business on the Valuation Date ("Income and Growth Shareholders"). Each Income and Growth Shareholder will receive the class of shares of Income Builder that corresponds to the class of shares of Income and Growth currently held by that Income and Growth Shareholder. Accordingly, the Income Builder Shares will be distributed as follows: each of the Class A, Class B, Class C and Class D shares of Income Builder will be distributed to holders of Class A, Class B, Class C and Class D shares of Income and Growth, respectively. Such distribution will be accomplished by an instruction, signed by Income and Growth's Secretary, to transfer Income Builder Shares then credited to Income and Growth's account on the books of Income Builder to open accounts on the books of Income Builder in the names of the Income and Growth Shareholders and representing the respective pro rata number of Income Builder Shares due such Income and Growth Shareholders. All issued and outstanding shares of Income and Growth simultaneously will be canceled on Income and Growth's books; however, share certificates representing interests in Income and Growth will represent a number of Income Builder Shares after the Closing Date as determined in accordance with paragraph 2.3. Income Builder will issue certificates representing Income Builder Shares in connection with such exchange only upon the written request of a Income and Growth Shareholder.

    1.6 Ownership of Income Builder Shares will be shown on the books of Income Builder's transfer agent. Income Builder Shares will be issued in the manner described in Income Builder's current Prospectus and Statement of Additional Information.

    1.7 Any transfer taxes payable upon issuance of Income Builder Shares in a name other than the registered holder of Income Builder Shares on Income and Growth's books as of the close of business on the Valuation Date shall, as a condition of such issuance and transfer, be paid by the person to whom Income Builder Shares are to be issued and transferred.

    1.8 Any reporting responsibility of Income and Growth is and shall remain the responsibility of Income and Growth up to and including the date on which Income and Growth is dissolved and deregistered pursuant to paragraph 1.9.

    1.9 Within one year after the Closing Date, Income and Growth shall pay or make provision for the payment of all its liabilities and taxes, and distribute to the shareholders of Income and Growth as of the close of business on the Valuation Date any remaining amount of the Cash Reserve (as reduced by the estimated cost of distributing it to shareholders). Income and Growth shall be dissolved as a Massachusetts business trust and deregistered as an investment company under the Investment Company Act of 1940, as amended ("1940 Act"), promptly following the making of all distributions pursuant to paragraph 1.5.

    1.10 Copies of all books and records maintained on behalf of Income and Growth in connection with its obligations under the 1940 Act, the Code, state blue sky laws or otherwise in connection with this Agreement will promptly after the Closing be delivered to officers of Income Builder or their designee and Income Builder or its designee shall comply with applicable record retention requirements to which Income and Growth is subject under the 1940 Act.


2. VALUATION

    2.1 The value of the Income and Growth Assets shall be the value of such assets computed as of 4:00 p.m. on the New York Stock Exchange on the third business day following the receipt of the requisite approval by shareholders of Income and Growth of this Agreement or at such time on such earlier or later date after such approval as may be mutually agreed upon in writing (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in Income Builder's then current Prospectus and Statement of Additional Information.

    2.2 The net asset value of an Income Builder Share shall be the net asset value per share computed on the Valuation Date, using the valuation procedures set forth in Income Builder's then current Prospectus and Statement of Additional Information.

    2.3 The number of Income Builder Shares (including fractional shares, if any) to be issued hereunder shall be determined, with respect to each class, by dividing the aggregate net asset value of each class of Income and Growth shares (determined in accordance with paragraph 2.1) by the net asset value per share of the corresponding class of shares of Income Builder (determined in accordance with paragraph 2.2). For purposes of this paragraph, the aggregate net asset value of each class of shares of Income and Growth shall not include the amount of the Cash Reserve.

    2.4 All computations of value shall be made by Morgan Stanley Dean Witter Services Company Inc. ("MSDW Services") in accordance with its regular practice in pricing Income Builder. Income Builder shall cause MSDW Services to deliver a copy of its valuation report at the Closing.


3. CLOSING AND CLOSING DATE

    3.1 The Closing shall take place on the next business day following the Valuation Date (the "Closing Date"). The Closing shall be held as of 9:00 a.m. eastern time, or at such other time as the parties may agree. The Closing shall be held in a location mutually agreeable to the parties hereto. All acts taking place at the Closing shall be deemed to take place simultaneously as of 9:00 a.m. eastern time on the Closing Date unless otherwise provided.

    3.2 Portfolio securities held by Income and Growth and represented by a certificate or other written instrument shall be presented by it or on its behalf to The Bank of New York (the "Custodian"), as custodian for Income Builder, for examination no later than five business days preceding the Valuation Date. Such portfolio securities (together with any cash or other assets) shall be delivered by Income and Growth to the Custodian for the account of Income Builder on or before the Closing Date in conformity with applicable custody provisions under the 1940 Act and duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the custom of brokers. The portfolio securities shall be accompanied by all necessary Federal and state stock transfer stamps or a check for the appropriate purchase price of such stamps. Portfolio securities and instruments deposited with a securities depository (as defined in Rule 17f-4 under the 1940
Act) shall be delivered on or before the Closing Date by book-entry in accordance with customary practices of such depository and the Custodian. The cash delivered shall be in the form of a Federal Funds wire, payable to the order of "The Bank of New York, Custodian for Morgan Stanley Dean Witter Income Builder Fund."

    3.3 In the event that on the Valuation Date, (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted or
(b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of both Income Builder and Income and Growth, accurate appraisal of the value of the net assets of Income Builder or the Income and Growth Assets is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed without restriction or disruption and reporting shall have been restored.

    3.4 If requested, Income and Growth shall deliver to Income Builder or its designee (a) at the Closing, a list, certified by its Secretary, of the names, addresses and taxpayer identification numbers of the Income and Growth Shareholders and the number and percentage ownership of outstanding Income and Growth shares owned by each such Income and Growth Shareholder, all as of the Valuation Date, and (b) as soon as practicable after the Closing, all original documentation (including Internal Revenue Service forms, certificates, certifications and correspondence) relating to the Income and Growth Shareholders' taxpayer identification numbers and their liability for or exemption from back-up withholding. Income Builder shall issue and deliver to such Secretary a confirmation evidencing delivery of Income Builder Shares to be credited on the Closing Date to Income and Growth or provide evidence satisfactory to Income and Growth that such Income Builder Shares have been credited to Income and Growth's account on the books of Income Builder. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.


4. COVENANTS OF INCOME BUILDER AND INCOME AND GROWTH

    4.1 Except as otherwise expressly provided herein with respect to Income and Growth, Income Builder and Income and Growth each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and other distributions.

    4.2 Income Builder will prepare and file with the Securities and Exchange Commission ("Commission") a registration statement on Form N-14 under the Securities Act of 1933, as amended ("1933 Act"), relating to Income Builder Shares ("Registration Statement"). Income and Growth will provide Income Builder with the Proxy Materials as described in paragraph 4.3 below, for inclusion in the Registration Statement. Income and Growth will further provide Income Builder with such other information and documents relating to Income and Growth as are reasonably necessary for the preparation of the Registration Statement.

    4.3 Income and Growth will call a meeting of its shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein. Income and Growth will prepare the notice of meeting, form of proxy and proxy statement (collectively, "Proxy Materials") to be used in connection with such meeting; provided that Income Builder will furnish Income and Growth with its currently effective prospectus for inclusion in the Proxy Materials and with such other information relating to Income Builder as is reasonably necessary for the preparation of the Proxy Materials.

    4.4 Income and Growth will assist Income Builder in obtaining such information as Income Builder reasonably requests concerning the beneficial ownership of Income and Growth shares.

    4.5 Subject to the provisions of this Agreement, Income Builder and Income and Growth will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

    4.6 Income and Growth shall furnish or cause to be furnished to Income Builder within 30 days after the Closing Date a statement of Income and Growth's assets and liabilities as of the Closing Date, which statement shall be certified by Income and Growth's Treasurer and shall be in accordance with generally accepted accounting principles consistently applied. As promptly as practicable, but in any case within 60 days after the Closing Date, Income and Growth shall furnish Income Builder, in such form as is reasonably satisfactory to Income Builder, a statement certified by Income and Growth's Treasurer of Income and Growth's earnings and profits for Federal income tax purposes that will be carried over to Income Builder pursuant to Section 381 of the Code.

    4.7 As soon after the Closing Date as is reasonably practicable, Income and Growth (a) shall prepare and file all Federal and other tax returns and reports of Income and Growth required by law to be filed with respect to all periods ending on or before the Closing Date but not theretofore filed and (b) shall pay all Federal and other taxes shown as due thereon and/or all Federal and other taxes that were unpaid as of the Closing Date, including without limitation, all taxes for which the provision for payment was made as of the Closing Date (as represented in paragraph 5.2(k)).

    4.8 Income Builder agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and the 1940 Act and to make such filings required by the state Blue Sky and securities laws as it may deem appropriate in order to continue its operations after the Closing Date.


5. REPRESENTATIONS AND WARRANTIES

    5.1 Income Builder represents and warrants to Income and Growth as follows:

        (a) Income Builder is a validly existing Massachusetts business trust with full power to carry on its business as presently conducted;

        (b) Income Builder is a duly registered, open-end, management investment company, and its registration with the Commission as an investment company under the 1940 Act and the registration of its shares under the 1933 Act are in full force and effect;

        (c) All of the issued and outstanding shares of Income Builder have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. Shares of Income Builder are registered in all jurisdictions in which they are required to be registered under state securities laws and other laws, and said registrations, including any periodic reports or supplemental filings, are complete and current, all fees required to be paid have been paid, and Income Builder is not subject to any stop order and is fully qualified to sell its shares in each state in which its shares have been registered;

        (d) The current Prospectus and Statement of Additional Information of Income Builder conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

       (e) Income Builder is not in, and the execution, delivery and performance of this Agreement will not result in, a material violation of any provision of Income Builder's Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which Income Builder is a party or by which it is bound;

       (f) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against Income Builder or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business; and Income Builder knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects, or is reasonably likely to materially and adversely effect, its business or its ability to consummate the transactions herein contemplated;

       (g) The Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and Financial Highlights for the year ended September 30, 1998, of Income Builder certified by PricewaterhouseCoopers LLP (copies of which have been furnished to Income and Growth), fairly present, in all material respects, Income Builder's financial condition as of such date in accordance with generally accepted accounting principles, and its results of such operations, changes in its net assets and financial highlights for such period, and as of such date there were no known liabilities of Income Builder (contingent or otherwise) not disclosed therein that would be required in accordance with generally accepted accounting principles to be disclosed therein;

       (h) All issued and outstanding Income Builder Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable with no personal liability attaching to the ownership thereof, except as set forth under the caption "Additional Information" in Income Builder's current Prospectus incorporated by reference in the Registration Statement. Income Builder does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares;

       (i) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of Income Builder, and this Agreement constitutes a valid and binding obligation of Income Builder enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors rights and to general equity principles. No other consents, authorizations or approvals are necessary in connection with Income Builder's performance of this Agreement;

        (j) Income Builder Shares to be issued and delivered to Income and Growth, for the account of the Income and Growth Shareholders, pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Income Builder Shares, and will be fully paid and non-assessable with no personal liability attaching to the ownership thereof, except as set forth under the caption "Additional Information" in Income Builder's current Prospectus incorporated by reference in the Registration Statement;


       (k) All material Federal and other tax returns and reports of Income Builder required by law to be filed on or before the Closing Date have been filed and are correct, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports have been paid or provision has been made for the payment thereof, and to the best of Income Builder's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any such return;

        (l) For each taxable year since its inception, Income Builder has met the requirements of Subchapter M of the Code for qualification and treatment as a "regulated investment company" and neither the execution or delivery of nor the performance of its obligations under this Agreement will adversely affect, and no other events are reasonably likely to occur which will adversely affect the ability of Income Builder to continue to meet the requirements of Subchapter M of the Code;

       (m) Since September 30, 1998 there has been no change by Income Builder in accounting methods, principles, or practices, including those required by generally accepted accounting principles;

       (n) The information furnished or to be furnished by Income Builder for use in registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto; and

       (o) The Proxy Materials to be included in the Registration Statement (only insofar as they relate to Income Builder) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

    5.2 Income and Growth represents and warrants to Income Builder as follows:

       (a) Income and Growth is a validly existing Massachusetts business trust with full power to carry on its business as presently conducted;

       (b) Income and Growth is a duly registered, open-end, management investment company, and its registration with the Commission as an investment company under the 1940 Act and the registration of its shares under the 1933 Act are in full force and effect;

       (c) All of the issued and outstanding shares of beneficial interest of Income and Growth have been offered and sold in compliance in all material respects with applicable requirements of the 1933 Act and state securities laws. Shares of Income and Growth are registered in all jurisdictions in which they are required to be registered and said registrations, including any periodic reports or supplemental filings, are complete and current, all fees required to be paid have been paid, and Income and Growth is not subject to any stop order and is fully qualified to sell its shares in each state in which its shares have been registered;

       (d) The current Prospectus and Statement of Additional Information of Income and Growth conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

       (e) Income and Growth is not, and the execution, delivery and performance of this Agreement will not result, in a material violation of any provision of Income and Growth's Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which Income and Growth is a party or by which it is bound;

       (f) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against Income and Growth or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business; and Income and Growth knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects, or is reasonably likely to materially and adversely effect, its business or its ability to consummate the transactions herein contemplated;

      (g) The Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and Financial Highlights of Income and Growth for the year ended January 31, 1999, certified by PricewaterhouseCoopers LLP (copies of which have been or will be furnished to Income Builder) fairly present, in all material respects, Income and Growth's financial condition as of such date, and its results of operations, changes in its net assets and financial highlights for such period in accordance with generally accepted accounting principles, and as of such date there were no known liabilities of Income and Growth (contingent or otherwise) not disclosed therein that would be required in accordance with generally accepted accounting principles to be disclosed therein;

      (h) Income and Growth has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date;

      (i) All issued and outstanding shares of Income and Growth are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable with no personal liability attaching to the ownership thereof, except as set forth under the caption "Additional Information" in Income and Growth's current Prospectus incorporated by reference in the Registration Statement. Income and Growth does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares, nor is there outstanding any security convertible to any of its shares. All such shares will, at the time of Closing, be held by the persons and in the amounts set forth in the list of shareholders submitted to Income Builder pursuant to paragraph 3.4;

      (j) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of Income and Growth, and subject to the approval of Income and Growth's shareholders, this Agreement constitutes a valid and binding obligation of Income and Growth, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors rights and to general equity principles. No other consents, authorizations or approvals are necessary in connection with Income and Growth's performance of this Agreement;

      (k) All material Federal and other tax returns and reports of Income and Growth required by law to be filed on or before the Closing Date shall have been filed and are correct and all Federal and other taxes shown as due or required to be shown as due on said returns and reports have been paid or provision has been made for the payment thereof, and to the best of Income and Growth's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any such return;

      (l) For each taxable year since its inception, Income and Growth has met all the requirements of Subchapter M of the Code for qualification and treatment as a "regulated investment company" and neither the execution or delivery of nor the performance of its obligations under this Agreement will adversely affect, and no other events are reasonably likely to occur which will adversely affect the ability of Income and Growth to continue to meet the requirements of Subchapter M of the Code;

      (m) At the Closing Date, Income and Growth will have good and valid title to the Income and Growth Assets, subject to no liens (other than the obligation, if any, to pay the purchase price of portfolio securities purchased by Income and Growth which have not settled prior to the Closing
    Date), security interests or other encumbrances, and full right, power and authority to assign, deliver and otherwise transfer such assets hereunder, and upon delivery and payment for such assets, Income Builder will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including any restrictions as might arise under the 1933 Act;

      (n) On the effective date of the Registration Statement, at the time of the meeting of Income and Growth's shareholders and on the Closing Date, the Proxy Materials (exclusive of the currently effective

   Income Builder Prospectus contained therein) will (i) comply in all material respects with the provisions of the 1933 Act, the Securities Exchange Act of 1934, as amended ("1934 Act") and the 1940 Act and the regulations thereunder and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Any other information furnished by Income and Growth for use in the Registration Statement or in any other manner that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with applicable Federal securities and other laws and regulations thereunder;

      (o) Income and Growth will, on or prior to the Valuation Date, declare one or more dividends or other distributions to shareholders that, together with all previous dividends and other distributions to shareholders, shall have the effect of distributing to the shareholders all of its investment company taxable income and net capital gain, if any, through the Valuation Date (computed without regard to any deduction for dividends paid);

      (p) Income and Growth has maintained or has caused to be maintained on its behalf all books and accounts as required of a registered investment company in compliance with the requirements of Section 31 of the 1940 Act and the Rules thereunder; and

      (q) Income and Growth is not acquiring Income Builder Shares to be issued hereunder for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.


6. CONDITIONS PRECEDENT TO OBLIGATIONS OF INCOME AND GROWTH

    The obligations of Income and Growth to consummate the transactions provided for herein shall be subject, at its election, to the performance by Income Builder of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

    6.1 All representations and warranties of Income Builder contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

    6.2 Income Builder shall have delivered to Income and Growth a certificate of its President and Treasurer, in a form reasonably satisfactory to Income and Growth and dated as of the Closing Date, to the effect that the representations and warranties of Income Builder made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as Income and Growth shall reasonably request;

    6.3 Income and Growth shall have received a favorable opinion from Gordon Altman Butowsky Weitzen Shalov & Wein, counsel to Income Builder, dated as of the Closing Date, to the effect that:

     (a) Income Builder is a validly existing Massachusetts business trust, and has the power to own all of its properties and assets and to carry on its business as presently conducted (Massachusetts counsel may be relied upon in delivering such opinion); (b) Income Builder is a duly registered, open-end, management investment company, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect; (c) this Agreement has been duly authorized, executed and delivered by Income Builder and, assuming that the Registration Statement complies with the 1933 Act, the 1934 Act and the 1940 Act and regulations thereunder and assuming due authorization, execution and delivery of this Agreement by Income and Growth, is a valid and binding obligation of Income Builder enforceable against Income Builder in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors rights and to general equity principles; (d) Income Builder Shares to be issued to Income and Growth Shareholders as provided by this Agreement are duly authorized and upon such delivery will be validly issued, fully paid and non-assessable (except as set forth under the caption "Additional Information" in Income Builder's Prospectus), and no shareholder of Income Builder has any preemptive rights to subscription or purchase in respect thereof (Massachusetts counsel may be relied upon in delivering such opinion); (e) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate Income Builder's Declaration of Trust or By-Laws; and (f) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or any state is required for the consummation by Income Builder of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities laws; and

    6.4 As of the Closing Date, there shall have been no material change in the investment objective, policies and restrictions nor any increase in the investment management fees or annual fees pursuant to Income Builder's 12b-1 plan of distribution from those described in Income Builder's Prospectus dated November 25, 1998 and Statement of Additional Information dated November 25, 1998.


7. CONDITIONS PRECEDENT TO OBLIGATIONS OF INCOME BUILDER

    The obligations of Income Builder to complete the transactions provided for herein shall be subject, at its election, to the performance by Income and Growth of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

    7.1 All representations and warranties of Income and Growth contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

    7.2 Income and Growth shall have delivered to Income Builder at the Closing a certificate of its President and its Treasurer, in form and substance satisfactory to Income Builder and dated as of the Closing Date, to the effect that the representations and warranties of Income and Growth made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as Income Builder shall reasonably request;

    7.3 Income and Growth shall have delivered to Income Builder a statement of the Income and Growth assets and its liabilities, together with a list of Income and Growth's portfolio securities and other assets showing the respective adjusted bases and holding periods thereof for income tax purposes, as of the Closing Date, certified by the Treasurer of Income and Growth;

    7.4 Income and Growth shall have delivered to Income Builder within three business days after the Closing a letter from PricewaterhouseCoopers LLP dated as of the Closing Date stating that (a) such firm has performed a limited review of the Federal and state income tax returns of Income and Growth for each of the last three taxable years and, based on such limited review, nothing came to their attention that caused them to believe that such returns did not properly reflect, in all material respects, the Federal and state income tax liabilities of Income and Growth for the periods covered thereby, (b) for the period from January 31, 1999 to and including the Closing Date, such firm has performed a limited review (based on unaudited financial data) to ascertain the amount of applicable Federal, state and local taxes and has determined that same either have been paid or reserves have been established for payment of such taxes, and, based on such limited review, nothing came to their attention that caused them to believe that the taxes paid or reserves set aside for payment of such taxes were not adequate in all material respects for the satisfaction of all Federal, state and local tax liabilities for the period from January 31, 1999 to and including the Closing Date and (c) based on such limited reviews, nothing came to their attention that caused them to believe that Income and Growth would not qualify as a regulated investment company for Federal income tax purposes for any such year or period;

    7.5 Income Builder shall have received at the Closing a favorable opinion from Gordon Altman Butowsky Weitzen Shalov & Wein, counsel to Income and Growth, dated as of the Closing Date to the effect that:

     (a) Income and Growth is a validly existing Massachusetts business trust and has the power to own all of its properties and assets and to carry on its business as presently conducted (Massachusetts counsel may be relied upon in delivering such opinion); (b) Income and Growth is a duly registered, open-end, management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect; (c) this Agreement has been duly authorized, executed and delivered by Income and Growth and, assuming that the Registration Statement complies with the 1933 Act, the 1934 Act and the 1940 Act and the regulations thereunder and assuming due authorization, execution and delivery of this Agreement by Income Builder, is a valid and binding obligation of Income and Growth enforceable against Income and Growth in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors rights and to general equity principles; (d) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate Income and Growth's Declaration of Trust or By-Laws; and (e) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or any state is required for the consummation by Income and Growth of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities laws; and

    7.6 On the Closing Date, the Income and Growth Assets shall include no assets that Income Builder, by reason of limitations of the fund's Declaration of Trust or otherwise, may not properly acquire.


8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF INCOME AND GROWTH AND INCOME BUILDER

    The obligations of Income and Growth and Income Builder hereunder are each subject to the further conditions that on or before the Closing Date:

    8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of Income and Growth in accordance with the provisions of Income and Growth's Declaration of Trust, and certified copies of the resolutions evidencing such approval shall have been delivered to Income Builder;

    8.2 On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

    8.3 All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities, including "no-action" positions of and exemptive orders from such Federal and state authorities) deemed necessary by Income Builder or Income and Growth to permit consummation, in all material respects, of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order or permit would not involve risk of a material adverse effect on the assets or properties of Income Builder or Income and Growth;

    8.4 The Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act;

    8.5 Income and Growth shall have declared and paid a dividend or dividends and/or other distribution or distributions that, together with all previous such dividends or distributions, shall have the effect of distributing to the Income and Growth Shareholders all of Income and Growth's investment company taxable income (computed without regard to any deduction for dividends paid) and all of its net capital gain (after reduction for any capital loss carry-forward and computed without regard to any deduction for dividends paid) for all taxable years ending on or before the Closing Date; and

    8.6 The parties shall have received a favorable opinion of the law firm of Gordon Altman Butowsky Weitzen Shalov & Wein (based on such representations as such law firm shall reasonably request), addressed to Income Builder and Income and Growth, which opinion may be relied upon by the shareholders of Income and Growth, substantially to the effect that, for Federal income tax purposes:

     (a) The transfer of substantially all of Income and Growth's assets in exchange for Income Builder Shares and the assumption by Income Builder of certain stated liabilities of Income and Growth followed by the distribution by Income and Growth of Income Builder Shares to the Income and Growth Shareholders in exchange for their Income and Growth shares will constitute a "reorganization" within the meaning of Section 368(a)(1)(C) of the Code, and Income and Growth and Income Builder will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

     (b) No gain or loss will be recognized by Income Builder upon the receipt of the assets of Income and Growth solely in exchange for Income Builder Shares and the assumption by Income Builder of the stated liabilities of Income and Growth;

     (c) No gain or loss will be recognized by Income and Growth upon the transfer of the assets of Income and Growth to Income Builder in exchange for Income Builder Shares and the assumption by Income Builder of the stated liabilities or upon the distribution of Income Builder Shares to the Income and Growth Shareholders in exchange for their Income and Growth shares;

     (d) No gain or loss will be recognized by the Income and Growth Shareholders upon the exchange of the Income and Growth shares for Income Builder Shares;

     (e) The aggregate tax basis for Income Builder Shares received by each Income and Growth Shareholder pursuant to the reorganization will be the same as the aggregate tax basis of the Income and Growth Shares held by each such Income and Growth Shareholder immediately prior to the Reorganization;

     (f) The holding period of Income Builder Shares to be received by each Income and Growth Shareholder will include the period during which the Income and Growth Shares surrendered in exchange therefor were held (provided such Income and Growth Shares were held as capital assets on the date of the Reorganization);

     (g) The tax basis of the assets of Income and Growth acquired by Income Builder will be the same as the tax basis of such assets to Income and Growth immediately prior to the Reorganization; and

     (h) The holding period of the assets of Income and Growth in the hands of Income Builder will include the period during which those assets were held by Income and Growth.

     Notwithstanding anything herein to the contrary, neither Income Builder nor Income and Growth may waive the conditions set forth in this paragraph 8.6.


9. FEES AND EXPENSES

    9.1 (a) Income Builder shall bear its expenses incurred in connection with the entering into, and carrying out of, the provisions of this Agreement, including legal, accounting, Commission registration fees and Blue Sky expenses. Income and Growth shall bear its expenses incurred in connection with the entering into and carrying out of the provisions of this Agreement, including legal and accounting fees, printing, filing and proxy solicitation expenses and portfolio transfer taxes (if any) incurred in connection with the consummation of the transactions contemplated herein.

    (b) In the event the transactions contemplated herein are not consummated by reason of Income and Growth being either unwilling or unable to go forward (other than by reason of the nonfulfillment or failure of any condition to Income and Growth's obligations specified in this Agreement), Capital Appreciation's only obligation hereunder shall be to reimburse Income Builder for all reasonable out-of-pocket fees and expenses incurred by Income Builder in connection with those transactions.

    (c) In the event the transactions contemplated herein are not consummated by reason of Income Builder being either unwilling or unable to go forward (other than by reason of the nonfulfillment or failure of any condition to Income Builder's obligations specified in this Agreement), Income Builder's only obligation hereunder shall be to reimburse Income and Growth for all reasonable out-of-pocket fees and expenses incurred by Income and Growth in connection with those transactions.


10. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

    10.1 This Agreement constitutes the entire agreement between the parties.

    10.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated herein, except that the representations, warranties and covenants of Income and Growth hereunder shall not survive the dissolution and complete liquidation of Income and Growth in accordance with Section 1.9.


11. TERMINATION

    11.1 This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Closing:

      (a) by the mutual written consent of Income and Growth and Income Builder;

      (b) by either Income Builder or Income and Growth by notice to the other, without liability to the terminating party on account of such termination (providing the terminating party is not otherwise in material default or breach of this Agreement) if the Closing shall not have occurred on or before September 30, 1999; or

      (c) by either Income Builder or Income and Growth, in writing without liability to the terminating party on account of such termination (provided the terminating party is not otherwise in material default or breach of this Agreement), if (i) the other party shall fail to perform in any material respect its agreements contained herein required to be performed on or prior to the Closing Date, (ii) the other party materially breaches any of its representations, warranties or covenants contained herein, (iii) the Income and Growth shareholders fail to approve this Agreement at any meeting called for such purpose at which a quorum was present or (iv) any other condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

    11.2 (a) Termination of this Agreement pursuant to paragraphs 11.1 (a) or
(b) shall terminate all obligations of the parties hereunder and there shall be no liability for damages on the part of Income Builder or Income and Growth, or the trustees or officers of Income Builder or Income and Growth, to any other party or its trustees or officers.

        (b) Termination of this Agreement pursuant to paragraph 11.1 (c) shall terminate all obligations of the parties hereunder and there shall be no liability for damages on the part of Income Builder or Income and Growth, or the trustees or officers of Income Builder or Income and Growth, except that any party in breach of this Agreement shall, upon demand, reimburse the non-breaching party for all reasonable out-of-pocket fees and expenses incurred in connection with the transactions contemplated by this Agreement, including legal, accounting and filing fees.


12. AMENDMENTS

    This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the parties.


13. MISCELLANEOUS

    13.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

    13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

    13.3 This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

    13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

    13.5 The obligations and liabilities of Income Builder hereunder are solely those of Income Builder. It is expressly agreed that no shareholder, nominee, trustee, officer, agent, or employee of Income Builder shall be personally liable hereunder. The execution and delivery of this Agreement have been authorized by the trustees of Income Builder and signed by authorized officers of Income Builder acting as such, and neither such authorization by such trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally.

    13.6 The obligations and liabilities of Income and Growth hereunder are solely those of Income and Growth. It is expressly agreed that no shareholder, nominee, trustee, officer, agent, or employee of Income and Growth shall be personally liable hereunder. The execution and delivery of this Agreement have been authorized by the trustees of Income and Growth and signed by authorized officers of Income and Growth acting as such, and neither such authorization by such trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally.

    IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by a duly authorized officer.



                                TCW/DW INCOME AND GROWTH FUND



                                By:  /s/ CHARLES A. FIUMEFREDDO
                                     ------------------------------------------
                                     Name:  Charles A. Fiumefreddo
                                     Title:    President



                                MORGAN STANLEY DEAN WITTER INCOME
                                BUILDER FUND



                                By:  /s/ BARRY FINK
                                     ------------------------------------------
                                     Name: Barry Fink
                                     Title:   Vice President

                 (This page has been left blank intentionally.)

                                                                       EXHIBIT B

                                   PROSPECTUS
                               NOVEMBER 25, 1998


                         Morgan Stanley Dean Witter Income Builder Fund (the
"Fund") is an open-end, diversified management investment company whose primary investment objective is to seek reasonable income. Growth of capital is the secondary objective. The Fund seeks to achieve its objectives by investing, under normal market conditions, at least 65% of its total assets in a diversified portfolio of income-producing equity securities, including common stock, preferred stock and convertible securities. Up to 35% of the Fund's assets may be invested in fixed-income securities or common stocks that do not pay a regular dividend but are expected to contribute to the Fund's ability to meet its investment objectives.

                         The Fund offers four classes of shares (each, a
"Class"), each with a different combination of sales charges, ongoing fees and other features. The different distribution arrangements permit an investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances. (See "Purchase of Fund Shares -- Alternative Purchase Arrangements.")


                         This Prospectus sets forth concisely the information
you should know before investing in the Fund. It should be read and retained for future reference. Additional information about the Fund is contained in the Statement of Additional Information, dated November 25, 1998, which has been filed with the Securities and Exchange Commission, and which is available at no charge upon request of the Fund at the address or telephone numbers listed on this page. The Statement of Additional Information is incorporated herein by reference.


                           Morgan Stanley Dean Witter
                           Income Builder Fund
                           Two World Trade Center
                           New York, New York 10048
                           (212) 392-2550 or
                           (800) 869-NEWS (toll-free)


                               TABLE OF CONTENTS

Prospectus Summary/ 2

Summary of Fund Expenses/ 4

Financial Highlights/ 6

The Fund and its Management/ 9

Investment Objectives and Policies/ 9

 Risk Considerations/ 13

Investment Restrictions/ 17

Purchase of Fund Shares/ 18

Shareholder Services/ 29

Redemptions and Repurchases/ 32

Dividends, Distributions and Taxes/ 33

Performance Information/ 34

Additional Information/ 35

Appendix/ 37


Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, and the shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                         MORGAN STANLEY
                         DEAN WITTER DISTRIBUTORS INC.,
                         DISTRIBUTOR

PROSPECTUS SUMMARY
--------------------------------------------------------------------------------


The                 The Fund is organized as a Trust, commonly known as a Massachusetts business trust, and is an
Fund                open-end, diversified management investment company. Under normal market conditions, the
                    Fund will invest at least 65% of its total assets in income-producing equity securities, including common stock, preferred stock and convertible securities. Up to 35% of the Fund's assets may be invested in fixed-income securities or common stocks that do not pay a regular dividend but are expected to contribute to the Fund's ability to meet its investment objectives.
-------------------------------------------------------------------------------------------------------------------------
Shares Offered      Shares of beneficial interest with $0.01 par value (see page 35). The Fund offers four Classes of shares, each with a different combination of sales charges, ongoing fees and other features (see pages 18-28).
-------------------------------------------------------------------------------------------------------------------------
Minimum             The minimum initial investment for each Class is $1,000 ($100 if the account is opened through
Purchase            EasyInvestSM). Class D shares are only available to persons investing $5 million ($25 million for certain qualified plans) or more and to certain other limited categories of investors. For the purpose of meeting the minimum $5 million (or $25 million) investment for Class D shares, and subject to the $1,000 minimum initial investment for each Class of the Fund, an investor's existing holdings of Class A and Class D shares and shares of funds for which Morgan Stanley Dean Witter
                    Advisors Inc. serves as investment manager ("Morgan Stanley Dean Witter Funds") that are sold with a front-end sales charge, and concurrent investments in Class D shares of the Fund and other Morgan Stanley Dean Witter Funds that are multiple class funds, will be aggregated. The minimum subsequent investment is $100 (see page 18).
-------------------------------------------------------------------------------------------------------------------------
Investment          The primary investment objective of the Fund is to seek reasonable income. Growth of capital is
Objective           the secondary objective.
-------------------------------------------------------------------------------------------------------------------------
Investment          Morgan Stanley Dean Witter Advisors Inc., the Investment Manager of the Fund, and its
Manager             wholly-owned subsidiary, Morgan Stanley Dean Witter Services Company Inc., serve in various investment management, advisory, management and administrative capacities to 100 investment companies and other portfolios with net assets under management of approximately $117.3 billion at October 31, 1998.
-------------------------------------------------------------------------------------------------------------------------
Management          The Investment Manager receives a monthly fee at the annual rate of 0.75% of the portion of daily
Fee                 net assets not exceeding $500 million; and 0.725% of the portion of daily net assets exceeding
                    $500 million (see page 9).
-------------------------------------------------------------------------------------------------------------------------
Distributor and     Morgan Stanley Dean Witter Distributors Inc. is the Distributor of the Fund's shares. The Fund has
Distribution        adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act (the "12b-1
Fee                 Plan") with respect to the distribution fees paid by the Class A, Class B and Class C shares of the
                    Fund to the Distributor. The entire 12b-1 fee payable by Class A and a portion of the 12b-1 fee payable by each of Class B and Class C equal to 0.25% of the average daily net assets of the
                    Class are currently each characterized as a service fee within the meaning of the National
                    Association of Securities Dealers, Inc. guidelines. The remaining portion of the 12b-1 fee, if any, is characterized as an asset-based sales charge (see pages 18 and 27).
-------------------------------------------------------------------------------------------------------------------------
Alternative         Four classes of shares are offered:
Purchase
Arrangements        o  Class A shares are offered with a front-end sales charge, starting at 5.25% and reduced for larger purchases. Investments of $1 million or more (and investments by certain other limited categories of investors) are not subject to any sales charge at the time of purchase but a contingent deferred sales charge ("CDSC") of 1.0% may be imposed on redemptions within one year of purchase. The Fund is authorized to reimburse the Distributor for specific expenses incurred in promoting the distribution of the Fund's Class A shares and servicing shareholder accounts pursuant to the Fund's 12b-1 Plan. Reimbursement may in no event exceed an amount equal to payments at an annual rate of 0.25% of average daily net assets of the Class (see pages
                    18, 22 and 27).
------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                   o  Class B shares are offered without a front-end sales charge, but will in most cases be subject to a CDSC (scaled down from 5.0% to 1.0%) if redeemed within six years after purchase. The
                   CDSC will be imposed on any redemption of shares if after such redemption the aggregate current value of a Class B account with the Fund falls below the aggregate amount of the investor's purchase payments made during the six years preceding the redemption. A different CDSC schedule applies to investments by certain qualified plans. Class B shares are also subject to a
                   12b-1 fee assessed at the annual rate of 1.0% of the lesser of: (a) the average daily net sales of the Fund's Class B shares or (b) the average daily net assets of Class B. All shares of the Fund held prior to July 28, 1997 have been designated Class B shares. Shares held before May 1, 1997 that have been designated Class B shares will convert to Class A shares in May, 2007. In all other instances, Class B shares convert to Class A shares approximately ten years after the date of the original purchase (see pages 18, 24 and 27).
                    o  Class C shares are offered without a front-end sales charge, but will in most cases be subject to a CDSC of 1.0% if redeemed within one year after purchase. The Fund is authorized to reimburse the Distributor for specific expenses incurred in promoting the distribution of the Fund's
                   Class C shares and servicing shareholder accounts pursuant to the Fund's 12b-1 Plan.
                   Reimbursement may in no event exceed an amount equal to payments at an annual rate of 1.0%
                   of average daily net assets of the Class (see pages 18, 26 and 27).
                    o  Class D shares are offered only to investors meeting an initial investment minimum of $5 million
                   ($25 million for certain qualified plans) and to certain other limited categories of investors. Class
                   D shares are offered without a front-end sales charge or CDSC and are not subject to any 12b-1 fees (see pages 18, 26 and 27).
------------------------------------------------------------------------------------------------------------------------
Dividends and      The Fund pays quarterly income dividends and distributes substantially all of any net short-term
Capital Gains      and net long-term capital gains at least once each year. The Fund may, however, determine to
Distributions      retain all or part of any net long-term capital gains in any year for reinvestment. Dividends and capital gains distributions paid on shares of a Class are automatically reinvested in additional shares of the same Class at net asset value unless the shareholder elects to receive cash. Shares acquired by dividend and distribution reinvestment will not be subject to any sales charge or
                   CDSC (see pages 29 and 33).
------------------------------------------------------------------------------------------------------------------------
Redemption         Shares are redeemable by the shareholder at net asset value less any applicable CDSC on Class
                   A, Class B or Class C shares. An account may be involuntarily redeemed if the total value of the account is less than $100 or, if the account was opened through EasyInvestSM, if after twelve months the shareholder has invested less than $1,000 in the account (see page 32).
------------------------------------------------------------------------------------------------------------------------
Risk               The net asset value of the Fund's shares will fluctuate with changes in market value of portfolio
Considerations     securities. Dividends payable by the Fund will vary in relation to the amounts of dividends earned on common stock and interest earned on fixed-income securities. The value of the Fund's convertible and fixed-income portfolio securities and, therefore, the Fund's net asset value per share, may increase or decrease due to various factors, including changes in prevailing interest rates. Generally, a rise in interest rates will result in a decrease in the Fund's net asset value per share, while a drop in interest rates will result in an increase in the Fund's net asset value per share. The high yield, high risk fixed-income securities in which the Fund may invest are subject to greater risk of loss of income and principal than higher rated, lower yielding fixed-income securities. The prices of high yield, high risk securities have been found to be less sensitive to changes in prevailing interest rates than higher rated investments, but are likely to be more sensitive to adverse economic changes or individual corporate developments. The Fund may enter into repurchase agreements, may purchase foreign securities; securities on a when-issued and delayed delivery basis and may utilize certain investement techniques, all of which involve certain special risks (see pages 13-17).
------------------------------------------------------------------------------------------------------------------------
Shareholder        Automatic Investment of Dividends and Distributions; Investment of Distributions Received in
Services           Cash; Systematic Withdrawal Plan; Exchange Privilege; EasyInvestSM; Tax-Sheltered Retirement
                   Plans (see page 29).
------------------------------------------------------------------------------------------------------------------------

                          The above is qualified in its entirety by the detailed information appearing elsewhere in this Prospectus and in the Statement of Additional Information.

SUMMARY OF FUND EXPENSES
-------------------------------------------------------------------------------

The following table illustrates all expenses and fees that a shareholder of the Fund will incur. The expenses and fees set forth in the table are based on the expenses and fees for the fiscal year ended September 30, 1998.


                                                             Class A         Class B         Class C       Class D
                                                         --------------- --------------- --------------- ----------
Shareholder Transaction Expenses
Maximum Sales Charge Imposed on Purchases (as a
 percentage of offering price) .........................    5.25%(1)         None            None           None
Sales Charge Imposed on Dividend Reinvestments .........     None            None            None           None
Maximum Contingent Deferred Sales Charge
 (as a percentage of original purchase price or
 redemption proceeds) ..................................     None(2)       5.00%(3)         1.00%(4)        None
Redemption Fees ........................................     None            None            None           None
Exchange Fee ...........................................     None            None            None           None
Annual Fund Operating Expenses (as a percentage of average
  net assets)
Management Fees ........................................    0.75%          0.75%            0.75%          0.75%
12b-1 Fees (5) (6) .....................................    0.25%          0.88%            1.00%           None
Other Expenses .........................................    0.17%          0.17%            0.17%          0.17%
Total Fund Operating Expenses ..........................    1.17%          1.80%            1.92%          0.92%

----------
(1) Reduced for purchases of $25,000 and over (see "Purchase of Fund Shares--Initial Sales Charge Alternative--Class A Shares").

(2) Investments that are not subject to any sales charge at the time of purchase are subject to a CDSC of 1.00% that will be imposed on redemptions made within one year after purchase, except for certain specific circumstances (see "Purchase of Fund Shares--Initial Sales Charge Alternative--Class A Shares").

(3) The CDSC is scaled down to 1.00% during the sixth year, reaching zero thereafter.

(4) Only applicable to redemptions made within one year after purchase (see "Purchase of Fund Shares--Level Load Alternative--Class C Shares").

(5) The 12b-1 fee is accrued daily and payable monthly. The entire 12b-1 fee payable by Class A and a portion of the 12b-1 fee payable by each of Class B and Class C equal to 0.25% of the average daily net assets of the Class are currently each characterized as a service fee within the meaning of National Association of Securities Dealers, Inc. ("NASD") guidelines and are payments made for personal service and/or maintenance of shareholder accounts. The remainder of the 12b-1 fee, if any, is an asset-based sales charge, and is a distribution fee paid to the Distributor to compensate it for the services provided and the expenses borne by the Distributor and others in the distribution of the Fund's shares (see "Purchase of Fund Shares--Plan of Distribution").

(6) Upon conversion of Class B shares to Class A shares, such shares will be subject to the lower 12b-1 fee applicable to Class A shares. No sales charge is imposed at the time of conversion of Class B shares to Class A shares. Class C shares do not have a conversion feature and, therefore, are subject to an ongoing 1.00% distribution fee (see "Purchase of Fund Shares--Alternative Purchase Arrangements").

--------------------------------------------------------------------------------

Examples                                                          1 year   3 years   5 years   10 years
---------------------------------------------------------------- -------- --------- --------- ---------
You would pay the following expenses on a $1,000 investment
assuming (1) a 5% annual return and (2) redemption at the end of each time period:
  Class A ......................................................    $64      $88       $113      $187
  Class B ......................................................    $68      $87       $117      $212
  Class C ......................................................    $29      $60       $104      $224
  Class D ......................................................    $ 9      $29       $ 51      $113
You would pay the following expenses on the same $1,000
investment assuming no redemption at the end of the period:
  Class A ......................................................    $64      $88       $113      $187
  Class B ......................................................    $18      $57       $ 97      $212
  Class C ......................................................    $19      $60       $104      $224
  Class D ......................................................    $ 9      $29       $ 51      $113

                         THE ABOVE EXAMPLES SHOULD NOT BE CONSIDERED A
REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES OF EACH CLASS MAY BE GREATER OR LESS THAN THOSE SHOWN.


                         The purpose of this table is to assist the investor in
understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. For a more complete description of these costs and expenses, see "The Fund and its Management" "Purchase of Fund Shares--Plan of Distribution" and "Redemptions and Repurchases."


                         Long-term shareholders of Class B and Class C may pay
more in sales charges, including distribution fees, than the economic equivalent of the maximum front-end sales charge permitted by the NASD.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                         The following ratios and per share data for a share of
beneficial interest outstanding throughout each period have been audited by PricewaterhouseCoopers LLP, independent accountants. The financial highlights should be read in conjunction with the financial statements, the notes thereto and the unqualified report of independent accountants, which are contained in the Statement of Additional Information. Further information about the performance of the Fund is contained in the Fund's Annual Report to Shareholders, which may be obtained without charge upon request to the Fund.



                                                                                                         For the period
                                                         For the year              For the year          June 26, 1996*
                                                             ended                     ended                through
                                                     September 30, 1998++     September 30, 1997**++   September 30, 1996
                                                    ----------------------   ------------------------ -------------------
CLASS B SHARES
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ............           $12.81                     $10.23                  $10.00
                                                          --------                   --------                --------
Net investment income ...........................             0.50                       0.46                    0.08
Net realized and unrealized gain (loss) .........            (1.11)                      2.54                    0.23
                                                          --------                   --------                --------
Total from investment operations ................            (0.61)                      3.00                    0.31
                                                          --------                   --------                --------
Less dividends and distributions from:
 Net investment income ..........................            (0.43)                     (0.41)                  (0.08)
 Net realized gain ..............................            (0.59)                     (0.01)                     --
                                                          --------                   --------                --------
Total dividends and distributions ...............            (1.02)                     (0.42)                  (0.08)
                                                          --------                   --------                --------
Net asset value, end of period ..................           $11.18                     $12.81                  $10.23
                                                          ========                   ========                ========
TOTAL INVESTMENT RETURN+ ........................            (5.29)%                    29.83 %                3.10%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses ........................................             1.80%(3)                  1.85%                  2.25%(2)
Net investment income ...........................             3.98%(3)                  4.16%                  3.60%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands .........        $416,909                  $358,973                $148,142
Portfolio turnover rate .........................              58%                       74%                      7%(1)

----------
 *   Commencement of operations.

 ** Prior to July 28, 1997 the Fund issued one class of shares. All shares held prior to that date have been designated Class B shares.

 ++ The per share amounts were computed using an average number of shares outstanding during the period.

 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(1)  Not annualized.

(2)  Annualized.

(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

-------------------------------------------------------------------------------


                                                                                 For the period
                                                         For the year            July 28, 1997*
                                                             ended                  through
                                                     September 30, 1998++     September 30, 1997++
                                                    ----------------------   ---------------------
CLASS A SHARES
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ............          $12.81                    $12.20
                                                          -------                    -------
Net investment income ...........................            0.59                      0.12
Net realized and unrealized gain (loss) .........           (1.12)                     0.61
                                                          -------                    -------
Total from investment operations ................           (0.53)                     0.73
                                                          -------                    -------
Less dividends and distributions from:
 Net investment income ..........................           (0.51)                    (0.12)
 Net realized gain ..............................           (0.59)                        --
                                                          -------                    -------
Total dividends and distributions ...............           (1.10)                    (0.12)
                                                          -------                    -------
Net asset value, end of period ..................          $11.18                    $12.81
                                                          =======                    =======
TOTAL INVESTMENT RETURN+ ........................           (4.67)%                    5.95%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses ........................................            1.17 %(3)                 1.28%(2)
Net investment income ...........................            4.61 %(3)                 5.77%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands .........          $10,073                    $1,047
Portfolio turnover rate .........................               58%                       74%
CLASS C SHARES
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ............          $12.80                    $12.20
                                                        ---------                -----------
Net investment income ...........................            0.50                      0.10
Net realized and unrealized gain (loss) .........           (1.12)                     0.61
                                                        ---------                -----------
Total from investment operations ................           (0.62)                     0.71
                                                        ---------                -----------
Less dividends and distributions from:
 Net investment income ..........................           (0.43)                    (0.11)
 Net realized gain ..............................           (0.59)                       --
                                                        ---------                -----------
Total dividends and distributions ...............           (1.02)                    (0.11)
                                                        ---------                -----------
Net asset value, end of period ..................          $11.16                    $12.80
                                                        =========                ===========
TOTAL INVESTMENT RETURN+ ........................           (5.38)%                    5.79%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses ........................................           1.92 %(3)                  1.98%(2)
Net investment income ...........................           3.86 %(3)                  4.61%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands .........         $5,630                     $987
Portfolio turnover rate .........................            58%                       74%

----------
*     The date shares were first issued.

++ The per share amounts were computed using an average number of shares outstanding during the period.

+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(1)   Not annualized.

(2)   Annualized.

(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

-------------------------------------------------------------------------------


                                                                                 For the period
                                                         For the year            July 28, 1997*
                                                             ended                  through
                                                     September 30, 1998++     September 30, 1997++
                                                    ----------------------   ---------------------
CLASS D SHARES
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ............           $12.82                   $12.20
                                                            -------                  -------
Net investment income ...........................             0.64                     0.12
Net realized and unrealized gain (loss) .........            (1.15)                    0.62
                                                            -------                  -------
Total from investment operations ................            (0.51)                    0.74
                                                            -------                  -------
Less dividends and distributions from:
 Net investment income ..........................            (0.54)                   (0.12)
 Net realized gain ..............................            (0.59)                       --
                                                            -------                  -------
Total dividends and distributions ...............            (1.13)                   (0.12)
                                                            -------                  -------
Net asset value, end of period ..................           $11.18                   $12.82
                                                            =======                  =======
TOTAL INVESTMENT RETURN+ ........................            (4.46)%                   5.98%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses ........................................             0.92%(3)                 0.96%(2)
Net investment income ...........................             4.86%(3)                 5.41%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands .........           $618                     $21
Portfolio turnover rate .........................             58%                     74%

----------
 *    The date shares were first issued.

 ++ The per share amounts were computed using an average number of shares outstanding during the period.

 + Calculated based on the net asset value as of the last business day of the period.

(1)   Not annualized.

(2)   Annualized.

(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

THE FUND AND ITS MANAGEMENT
-------------------------------------------------------------------------------

                         Morgan Stanley Dean Witter Income Builder Fund
(formerly named Dean Witter Income Builder Fund) (the "Fund") is an open-end, diversified management investment company. The Fund is a trust of the type commonly known as a "Massachusetts business trust" and was organized under the laws of The Commonwealth of Massachusetts on March 21, 1996.

                         Morgan Stanley Dean Witter Advisors Inc. ("MSDW
Advisors" or the "Investment Manager"), whose address is Two World Trade Center, New York, New York 10048, is the Fund's Investment Manager. The Investment Manager is a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses--securities, asset management and credit services. The Investment Manager, which was incorporated in July, 1992 under the name Dean Witter InterCapital Inc., changed its name to Morgan Stanley Dean Witter Advisors Inc. on June 22, 1998.

                         MSDW Advisors and its wholly-owned subsidiary, Morgan
Stanley Dean Witter Services Company Inc. ("MSDW Services"), serve in various investment management, advisory, management and administrative capacities to 100 investment companies, 28 of which are listed on the New York Stock Exchange, with combined assets of approximately $112.8 billion at October 31, 1998. The Investment Manager also manages portfolios of pension plans, other institutions and individuals which aggregated approximately $4.4 billion at such date.

                         The Fund has retained the Investment Manager to
provide administrative services, manage its business affairs and manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. MSDW Advisors has retained MSDW Services to perform the aforementioned administrative services for the Fund.


                         The Fund's Trustees review the various services
provided by or under the direction of the Investment Manager to ensure that the Fund's general investment policies and programs are being properly carried out and that administrative services are being provided to the Fund in a satisfactory manner.


                         As full compensation for the services and facilities
furnished to the Fund and for expenses of the Fund assumed by the Investment Manager, the Fund pays the Investment Manager monthly compensation calculated daily by applying the annual rate of 0.75% to the Fund's net assets. Effective May 1, 1998, the Investment Manager's compensation was scaled down to 0.725% on assets over $500 million. For the fiscal year ended September 30, 1998, the Fund accrued total compensation to the Investment Manager amounting to 0.75% of the Fund's average daily net assets and the total expenses of each Class amounted to 1.17%, 1.80%, 1.92% and 0.92% of the average daily net assets of Class A, Class B, Class C and Class D, respectively.

INVESTMENT OBJECTIVES AND POLICIES
-------------------------------------------------------------------------------

                         The primary investment objective of the Fund is to
seek reasonable income. Growth of capital is the secondary objective. The objectives are fundamental policies of the Fund and may not be changed without a vote of a majority of the outstanding voting securities of the Fund. There is no assurance that the objectives will be achieved.

                         The Fund seeks to achieve its objectives by investing,
under normal market conditions, at least 65% of its total assets in income-producing equity securities, including common stock, preferred stock and convertible securities. Up to 35% of the Fund's assets may be invested in fixed-income securities or common stocks that do not pay a regular dividend but are expected to contribute to the Fund's ability to meet its investment objectives.

                         Common Stocks, Preferred Stocks and Securities
Convertible into Common Stocks. The Fund will invest, under normal market conditions, primarily in common stocks of large-cap companies which have a record of paying dividends and, in the opinion of the Investment Manager, have the potential for maintaining dividends, in preferred stock and in securities convertible into common stocks of small and mid-cap companies. The Investment Manager intends to use a value-oriented investment style in the selection of securities for the Fund's portfolio. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or based on a specified formula. Convertible securities rank senior to common stocks in a corporation's capital structure and, therefore, entail less risk than the corporation's common stock. The value of a convertible security is a function of its "investment value" (its value as if it did not have a conversion privilege), and its "conversion value" (the security's worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege).

                         Lower Rated Fixed-Income Securities. The Fund also may
invest up to 20% in fixed-income securities rated below investment grade. Securities below investment grade are the equivalent of high yield, high risk bonds (commonly known as "junk bonds"). Investment grade is generally considered to be debt securities rated BBB or higher by Standard & Poor's Corporation ("S&P") or Baa or higher by Moody's Investors Service, Inc. ("Moody's"). (Fixed-income securities rated BBB by S&P or Baa by Moody's which generally are regarded as having an adequate capacity to pay interest and repay principal, have speculative characteristics.) However, the Fund will not invest in fixed-income securities that are rated lower than B by S&P or Moody's or, if not rated, determined to be of comparable quality by the Investment Manager. The Fund will not invest in fixed-income securities that are in default in payment of principal or interest. The 20% limitation on securities rated below investment grade in which the Fund may invest does not include securities convertible into common stock. A description of fixed-income securities ratings is contained in the appendix to the Prospectus.

                         Foreign Securities. The Fund may invest in equity
securities of foreign issuers. However, the Fund will not invest more than 25% of the value of its total assets, at the time of purchase, in securities of foreign issuers (other than securities of Canadian issuers registered under the Securities Exchange Act of 1934 or American Depository Receipts, on which there is no such limit). The Fund may invest in American Depository Receipts (ADRs), European Depository Receipts (EDRs) or other similar securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. Generally, ADRs, in registered form, are designed for use in the United States securities markets and EDRs, in bearer form, are designed for use in European securities markets. The Fund's investments in unlisted foreign securities are subject to the Fund's overall policy limiting its investment in illiquid securities to 15% or less of its net assets.

                         Corporate Notes and Bonds and U.S. Government
Securities. A portion of the Fund's assets may be invested in investment grade fixed income (fixed-rate and adjustable rate) securities such as corporate notes and bonds and obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities.

                         The non-governmental debt securities in which the Fund
will invest will include: (a) corporate debt securities, including bonds, notes and commercial paper, rated in the four highest categories by a nationally recognized statistical rating organization

("NRSRO") including Moody's Investors Service, Inc., Standard & Poor's Corporation, Duff and Phelps, Inc. and Fitch Investors Service, Inc.; and (b) bank obligations, including CDs, banker's acceptances and time deposits, issued by banks with a long-term CD rating in one of the four highest categories by a NRSRO. Investments in securities rated within the four highest rating categories by a NRSRO are considered "investment grade." However, such securities rated within the fourth highest rating category by a NRSRO have speculative characteristics and, therefore, changes in economic conditions or other circumstances are more likely to weaken their capacity to make principal and interest payments than would be the case with investments in securities with higher credit ratings. Where a fixed-income security is not rated by a NRSRO (as may be the case with a foreign security) the Investment Manager will make a determination of its creditworthiness and may deem it to be investment grade. A description of fixed-income security ratings is contained in the appendix to the Prospectus.

                         The U.S. Government Securities in which the Fund may
invest include securities which are direct obligations of the United States Government, such as United States treasury bills, notes and bonds, and which are backed by the full faith and credit of the United States; securities which are backed by the full faith and credit of the United States but which are obligations of a United States agency or instrumentality (e.g., obligations of the Government National Mortgage Association); securities issued by a United States agency or instrumentality which has the right to borrow, to meet its obligations, from an existing line of credit with the United States Treasury (e.g., obligations of the Federal National Mortgage Association); securities issued by a United States agency or instrumentality which is backed by the credit of the issuing agency or instrumentality (e.g., obligations of the Federal Farm Credit System).

                         Money market instruments in which the Fund may invest
include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities (Treasury bills, notes and bonds, including zero coupon securities); bank obligations; Eurodollar certificates of deposit; obligations of savings institutions; fully insured certificates of deposit; and commercial paper rated within the four highest grades by Moody's or Standard & Poor's or, if not rated, issued by a company having an outstanding debt issue rated at least AA by Standard & Poor's or Aa by Moody's. Such securities may be used to invest uncommitted cash balances.

                         There may be periods during which, in the opinion of
the Investment Manager, market conditions warrant reduction of some or all of the Fund's securities holdings. During such periods, the Fund may adopt a temporary "defensive" posture in which up to 100% of its total assets is invested in money market instruments or cash.

                         In addition to the securities noted above, the Fund
may invest in the following:

                         When-Issued and Delayed Delivery Securities and
Forward Commitments. From time to time, in the ordinary course of business, the Fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When such transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of the commitment. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of the Fund's net asset value. (See the Statement of Additional Information for added risk disclosure.)

                         When, As and If Issued Securities. The Fund may
purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization, leveraged buyout or debt restructuring. If the anticipated event does not occur and the securities are not issued, the Fund will have lost an investment opportunity. An increase in the percentage of the Fund's assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value. See the Statement of Additional Information for additional risk disclosure.

                         Investment in Real Estate Investment Trusts. The Fund
may invest in real estate investment trusts, which pool investors' funds for investments primarily in commercial real estate properties. Investment in real estate investment trusts may be the most practical available means for the Fund to invest in the real estate industry (the Fund is prohibited from investing in real estate directly). As a shareholder in a real estate investment trust, the Fund would bear its ratable share of the real estate investment trust's expenses, including its advisory and administration fees. At the same time the Fund would continue to pay its own investment management fees and other expenses, as a result of which the Fund and its shareholders in effect will be absorbing duplicate levels of fees with respect to investments in real estate investment trusts.

                         Zero Coupon Securities. A portion of the fixed-income
securities purchased by the Fund may be zero coupon securities. Such securities are purchased at a discount from their face amount, giving the purchaser the right to receive their full value at maturity. The interest earned on such securities is, implicitly, automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvestment of interest received on interest-paying securities if prevailing interest rates rise.

                         A zero coupon security pays no interest to its holder
during its life. Therefore, to the extent the Fund invests in zero coupon securities, it will not receive current cash available for distribution to shareholders. In addition, zero coupon securities are subject to substantially greater price fluctuations during periods of changing prevailing interest rates than are comparable securities which pay interest on a current basis. Current federal tax law requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payments in cash on the security during the year.

                         Lending of Portfolio Securities. Consistent with
applicable regulatory requirements, the Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided that such loans are callable at any time by the Fund (subject to certain notice provisions described in the Statement of Additional Information), and are at all times secured by cash or money market instruments, which are maintained in a segregated account pursuant to applicable regulations and that are equal to at least the market value, determined daily, of the loaned securities. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, loans of portfolio securities will only be made to firms deemed by the Investment Manager to be creditworthy and when the income which can be earned from such loans justifies the attendant risks.

                         Rule 144A Securities. The Fund may invest up to 5% of
its total assets in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or which are otherwise not readily marketable. (Securities eligible for resale pursuant to Rule 144A under the Securities Act, and determined to be liquid pursuant to the procedures discussed in the following paragraph, are not subject to the foregoing restriction.) These securities are generally referred to as private placements or restricted securities. Limitations on the resale of such securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering such securities for resale and the risk of substantial delays in effecting such registration.

                         The Securities and Exchange Commission has adopted
Rule 144A under the Securities Act, which permits the Fund to buy securities restricted as to resale to qualified institutional buyers without limitation. The Investment Manager, pursuant to procedures adopted by the Trustees of the Fund, will make a determination as to the liquidity of each restricted security purchased by the Fund. If a restricted security is determined to be "liquid," such security will not be included within the category "illiquid securities," which under current policy may not exceed 15% of the Fund's net assets. However, investing in Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent the Fund, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities.

                         Repurchase Agreements. The Fund may enter into
repurchase agreements, which may be viewed as a type of secured lending by the Fund, and which typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. While repurchase agreements involve certain risks not associated with direct investments in debt securities, including the risks of default or bankruptcy of the selling financial institution, the Fund follows procedures designed to minimize those risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well established financial institutions and maintaining adequate collateralization.


RISK CONSIDERATIONS

                         The net asset value of the Fund's shares will
fluctuate with changes in the market value of its portfolio securities. The market value of the Fund's portfolio securities will increase or decrease due to a variety of economic, market or political factors which cannot be predicted. The Fund's yield will also vary based on the yield of the Fund's portfolio securities.

                         Common Stocks, Preferred Stocks and Securities
Convertible into Common Stocks. The net asset value of the Fund's shares will fluctuate with changes in market values of portfolio securities. Convertible securities rank senior to common stocks in a corporation's capital structure and, therefore, entail less risk than the corporation's common stock. The value of a convertible security is a function of its "investment value" (its value as if it did not have a conversion privilege), and its "conversion value" (the security's worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege).

                         The Investment Manager intends to follow a "bottom-up"
approach in the selection of convertible securities. Beginning with a universe of about 500 companies, the Investment Manager will narrow the focus to small and mid-cap companies and review the issues to determine if the convertible is trading with the underlying equity security. The yield of the underlying equity security will be evaluated and company fundamentals will be studied to evaluate cash flow, risk/reward balance, valuation and the prospects for growth. The Investment Manager intends to select convertible securities that, in its judgment, are issued by companies with sound management practices and that represent good value.

                         To the extent that a convertible security's investment
value is greater than its conversion value, its price will be primarily a reflection of such investment value and its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security (the credit standing of the issuer and other factors may also have an effect on the convertible security's value). If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, may sell at some premium over its conversion value. (This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilige.) At such times the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

                         The Fund may invest up to 25% of its total assets in
"enhanced" convertible securities. En-
hanced convertible securities offer holders the opportunity to obtain higher current income than would be available from a traditional equity security issued by the same company, in return for reduced participation or a cap on appreciation in the underlying common stock of the issuer which the holder can realize. In addition, in many cases, enhanced convertible securities are convertible into the underlying common stock of the issuer automatically at maturity, unlike traditional convertible securities which are convertible only at the option of the security holder. Enhanced convertible securities may be more volatile than traditional convertible securities due to the mandatory conversion feature.

                         The Fund also may invest up to 10% in "synthetic"
convertible securities. Unlike traditional convertible securities whose conversion values are based on the common stock of the issuer of the convertible security, "synthetic" convertible securities are preferred stocks or debt obligations of an issuer which are combined with an equity component whose conversion value is based on the value of the common stock of a different issuer or a particular benchmark (which may include a foreign issuer or basket of foreign stocks, or a company whose stock is not yet publicly traded). In many cases, "synthetic" convertible securities are not convertible prior to maturity, at which time the value of the security is paid in cash by the issuer.

                         "Synthetic" convertible securities may be less liquid
than traditional convertible securities and their price changes may be more volatile. Reduced liquidity may have an adverse impact on the Fund's ability to sell particular synthetic securities promptly at favorable prices and may also make it more difficult for the Fund to obtain market quotations based on actual trades, for purposes of valuing the Fund's portfolio securities.

                         The Fund may invest without limitation in
"exchangeable" convertible bonds and convertible preferred stock which are issued by one company, but convertible into the common stock of a different publicly traded company. These securities generally have liquidity trading and risk characteristics similar to traditional convertible securities noted above.

                         Foreign securities. Foreign securities investments may
be affected by changes in currency rates or exchange control regulations, changes in governmental administration or economic or monetary policy (in the United States and abroad) or changed circumstances in dealings between nations. Fluctuations in the relative rates of exchange between different currencies will affect the value of the Fund's investments denominated in foreign currency. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund's assets denominated in that currency and thereby impact upon the Fund's total return on such assets. When purchasing foreign securities, the Fund may enter into foreign currency exchange transactions or forward foreign exchange contracts to facilitate settlement. The Fund may utilize forward foreign exchange contracts in these instances as an attempt to limit the effect of changes in the relationship between the U.S. dollar and the foreign currency during the period between the trade date and settlement date for the transaction.

                         Foreign currency exchange rates are determined by
forces of supply and demand on the foreign exchange markets. These forces are themselves affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. Moreover, foreign currency exchange rates may be affected by the regulatory control of the exchanges on which the currencies trade.

                         Investments in foreign securities will also occasion
risks relating to political and economic developments abroad, including the possibility of expropriations or confiscatory taxation, limitations on the use or transfer of Fund assets and any effects of foreign social, economic or political instability. Foreign companies are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about such companies. Moreover, foreign companies are not subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies.

                         Securities of foreign issuers may be less liquid than
comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their American counterparts. Brokerage commissions, dealer concessions and other transaction costs may be higher on foreign markets than in the U.S. In addition, differences in clearance and settlement procedures on foreign markets may occasion delays in settlements of the Fund's trades effected in such markets. As such, the inability to dispose of portfolio securities due to settlement delays could result in losses to the Fund due to subsequent declines in value of such securities and the inability of the Fund to make intended security purchases due to settlement problems could result in a failure of the Fund to make potentially advantageous investments. To the extent the Fund purchases Eurodollar certificates of deposit issued by foreign branches of domestic United States banks, consideration will be given to their domestic marketability, the lower reserve requirements normally mandated for overseas banking operations, the possible impact of interruptions in the flow of international currency transactions and future international political and economic developments which might adversely affect the payment of principal or interest.

                         Many European countries are about to adopt a single
European currency, the euro (the "Euro Conversion"). The consequences of the Euro Conversion for foreign exchange rates, interest rates and the value of European securities eligible for purchase by the Fund are presently unclear. Such consequences may adversely affect the value and/or increase the volatility of securities held by the Fund.

                         Lower Rated Convertible and Fixed-Income Securities. A
portion of the fixed-income and convertible securities in which the Fund may invest will generally be below investment grade. Securities below investment grade are the equivalent of high yield, high risk bonds, commonly known as "junk bonds." Investment grade is generally considered to be debt securities rated BBB or higher by Standard & Poor's Corporation ("S&P") or Baa or higher by Moody's Investors Service, Inc. ("Moody's"). Fixed-income securities rated Baa by Moody's or BBB by Standard & Poor's have speculative characteristics greater than those of more highly rated bonds, while fixed-income securities rated Ba or BB or lower by Moody's and Standard & Poor's, respectively, are considered to be speculative investments. The Fund will not invest in convertibles and fixed-income securities that are rated lower than B by S&P or Moody's or, if not rated, determined to be of comparable quality by the Investment Manager. The Fund will not invest in debt securities that are in default in payment of principal or interest. The ratings of fixed-income securities by Moody's and Standard & Poor's are a generally accepted barometer of credit risk. However, as the creditworthiness of issuers of lower-rated fixed-income securities is more problematical than that of issuers of higher-rated fixed-income securities, the achievement of the Fund's investment objective will be more dependent upon the Investment Manager's own credit analysis than would be the case with a mutual fund investing primarily in higher quality bonds. The Investment Manager will utilize a security's credit rating as simply one indication of an issuer's creditworthiness and will principally rely upon its own analysis of any security currently held by the Fund or potentially purchasable by the Fund for its portfolio.

                         During the fiscal year ended September 30, 1998, the
monthly dollar weighted average ratings of the debt obligations held by the Fund, expressed as a percentage of the Fund's total investments, were as follows:


                             PERCENTAGE OF
RATINGS                    TOTAL INVESTMENTS
---------                  ------------------
  AAA/Aaa .............           0.7%
  AA/Aa ...............           0.0%
  A/A .................           2.2%
  BBB/Baa .............           7.1%
  BB/Ba ...............           6.4%
  B/B .................          13.9%
  CCC/Caa .............           0.0%
  CC/Ca ...............           0.0%
  C/C .................           0.0%
  Unrated .............           4.9%

                         Because of the special nature of the Fund's permitted
investments in lower rated debt securities, the Investment Manager must take account of certain special considerations in assessing the risks associated with such investments. Historically, the prices of lower rated securities have been found to be less sensitive to changes in prevailing interest rates than higher rated investments, but are likely to be more sensitive to adverse economic changes or individual corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. If the issuer of a fixed-income security owned by the Fund defaults, the Fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and change can be expected to result in an increased volatility of market prices of lower rated securities and a corresponding volatility in the net asset value of a share of the Fund.

                         Corporate Notes and Bonds and U.S. Government
Securities. Payments of interest and principal of U.S. Government securities are guaranteed by the U.S. Government, however, neither the value nor the yield of corporate notes and bonds and U.S. Government securities which may be invested in by the Fund are guaranteed by the U.S. Government. Values and yield of corporate and government bonds will fluctuate with changes in prevailing interest rates and other factors. Generally, as prevailing interest rates rise, the value of corporate notes and bonds and government bonds held by the Fund will fall. Securities with longer maturities generally tend to produce higher yields and are subject to greater market fluctuation as a result of changes in interest rates than debt securities with shorter maturities. The Fund is not limited as to the maturities of the U.S. Government securities in which it may invest.

                         Real Estate Investment Trusts. Real estate investment
trusts are not diversified and are subject to the risk of financing projects. They are also subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation, and the possibility of failing to qualify for tax-free status under the Internal Revenue Code and failing to maintain exemption from the Act. The Fund currently intends to invest up to 10%, but may invest up to 20% of its assets in real estate investment trusts.

                         Repurchase Agreements. While repurchase agreements
involve certain risks not associated with direct investments in debt securities, including the risks of default or bankruptcy of the selling financial institution, the Fund follows procedures designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Investment Manager subject to procedures established by the Board of Trustees of the Fund. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of the Fund not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 15% of its net assets.

                         Year 2000. The investment management services provided
to the Fund by the Investment Manager and the services provided to shareholders by the Distributor and the Transfer Agent depend on the smooth functioning of their computer systems. Many computer software systems in use today cannot recognize the year 2000, but revert to 1900 or some other date, due to the manner in which dates were encoded and calculated. That failure could have a negative impact on the handling of securities trades, pricing and account services. The

Investment Manager, the Distributor and the Transfer Agent have been actively working on necessary changes to their own computer systems to prepare for the year 2000 and expect that their systems will be adapted before that date, but there can be no assurance that they will be successful, or that interaction with other non-complying computer systems will not impair their services at that time.

                         In addition, it is possible that the markets for
securities in which the Fund invests may be detrimentally affected by computer failures throughout the financial services industry beginning January 1, 2000. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies and overall economic uncertainties. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Fund's investments may be adversely affected.

                         For additional risk disclosure, please refer to the
"Investment Objectives and Policies" section of the Prospectus and to the "Investment Practices and Policies" section of the Statement of Additional Information.


PORTFOLIO MANAGEMENT

                         The Fund's portfolio is actively managed by its
Investment Manager with a view to achieving the Fund's investment objective. In determining which securities to purchase for the Fund or hold in the Fund's portfolio, the Investment Manager will rely on information from various sources, including research, analysis and appraisals of brokers and dealers, including Dean Witter Reynolds Inc., Morgan Stanley & Co. Incorporated and other broker-dealers that are affiliates of the Investment Manager, and the Investment Manager's own analysis of factors it deems relevant. The Investment Manager also may use quantitative screens in the process of selecting portfolio securities.

                         The Fund's portfolio is managed within MSDW Advisors'
Growth and Income Group, which manages 20 equity funds and fund portfolios with approximately $32.9 billion in assets as of October 31, 1998. Paul D. Vance and Peter M. Avelar, Senior Vice Presidents of MSDW Advisors and members of MSDW Advisors' Growth and Income Group, have been the primary portfolio co-managers of the Fund since its inception and January 1998, respectively, and have been portfolio managers with MSDW Advisors for over five years.

                         Although the Fund does not intend to engage in
short-term trading of portfolio securities as a means of achieving its investment objective, it may sell portfolio securities without regard to the length of time they have been held whenever such sale will in the Investment Manager's opinion strengthen the Fund's position and contribute to its investment objective. The portfolio turnover rate is not expected to exceed 90%. Brokerage commissions are not normally charged on the purchase or sale of U.S. Government obligations, but such transactions may involve costs in the form of spreads between bid and asked prices. Pursuant to an order of the Securities and Exchange Commission, the Fund may effect principal transactions in certain money market instruments with Dean Witter Reynolds Inc. In addition, the Fund may incur brokerage commissions on transactions conducted through Dean Witter Reynolds Inc., Morgan Stanley & Co. Incorporated and other brokers and dealers that are affiliates of MSDW Advisors.

INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------

                         The investment restrictions listed below are among the
restrictions which have been adopted by the Fund as fundamental policies. Under the Investment Company Act of 1940, as amended (the "Act"), a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as defined in the Act. For purposes of the following limitations: (i) all percentage limitations apply immediately after a purchase or initial investment; and (ii) any subse-quent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio.

       The Fund may not:

           1. Invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued, or guaranteed by, the United States Government, its agencies or instrumentalities).

           2. Purchase more than 10% of all outstanding voting securities or any class of securities of any one issuer.

           3. Invest 25% or more of the value of its total assets in securities of issuers in any one industry. This restriction does not apply to obligations issued or guaranteed by the United States Government or its agencies or instrumentalities.


           4. Invest more than 5% of the value of its total assets in securities of issuers having a record, together with predecessors, of less than three years of continuous operation. This restriction shall not apply to any obligation of the United States Government, its agencies or instrumentalities. (See the Statement of Addi-tional Information for additional investment restrictions.)


                         Notwithstanding any other investment policy or
restriction, the Fund may seek to achieve its investment objectives by investing all or substantially all of its assets in another investment company having substantially the same investment objectives and policies as the Fund.


PURCHASE OF FUND SHARES
--------------------------------------------------------------------------------

GENERAL

                         The Fund offers each Class of its shares for sale to
the public on a continuous basis. Pursuant to a Distribution Agreement between the Fund and Morgan Stanley Dean Witter Distributors Inc. ("MSDW Distributors" or the "Distributor"), an affiliate of the Investment Manager, shares of the Fund are distributed by the Distributor and offered by Dean Witter Reynolds Inc. ("DWR"), a selected dealer and subsidiary of Morgan Stanley Dean Witter & Co., and other dealers which have entered into selected dealer agreements with the Distributor ("Selected Broker-Dealers"). It is anticipated that DWR will undergo a change of corporate name which is expected to incorporate the brand name of "Morgan Stanley Dean Witter," pending approval of various regulatory authorities. The principal executive office of the Distributor is located at Two World Trade Center, New York, New York 10048.

                         The Fund offers four classes of shares (each, a
"Class"). Class A shares are sold to investors with an initial sales charge that declines to zero for larger purchases; however, Class A shares sold without an initial sales charge are subject to a contingent deferred sales charge ("CDSC") of 1.0% if redeemed within one year of purchase, except for certain specific circumstances. Class B shares are sold without an initial sales charge but are subject to a CDSC (scaled down from 5.0% to 1.0%) payable upon most redemptions within six years after purchase. (Class B shares purchased by certain qualified plans are subject to a CDSC scaled down from 2.0% to 1.0% if redeemed within three years after purchase.) Class C shares are sold without an initial sales charge but are subject to a CDSC of 1.0% on most redemptions made within one year after purchase. Class D shares are sold without an initial sales charge or CDSC and are available only to investors meeting an initial investment minimum of $5 million ($25 million for certain qualified plans), and to certain other limited categories of investors. At the discretion of the Board of Trustees of the Fund, Class A shares may be sold to categories of investors in addition to those set forth in this prospectus at net asset value without a front-end sales charge, and Class D shares may be sold to certain other categories of investors, in each case as may be described in the then current prospectus of the Fund. See "Alternative Purchase Arrange-ments--Selecting a Particular Class" for a discussion of factors to consider in selecting which Class of shares to purchase.

                         The minimum initial purchase is $1,000 for each Class
of shares, although Class D shares are only available to persons investing $5 million ($25 million for certain qualified plans) or more and to certain other limited categories of investors. For the purpose of meeting the minimum $5 million (or $25 million) initial investment for Class D shares, and subject to the $1,000 minimum initial investment for each Class of the Fund, an investor's existing holdings of Class A and Class D shares of the Fund and other Morgan Stanley Dean Witter Funds that are multiple class funds ("Morgan Stanley Dean Witter Multi-Class Funds") and shares of Morgan Stanley Dean Witter Funds sold with a front-end sales charge ("FSC Funds") and concurrent investments in Class D shares of the Fund and other Morgan Stanley Dean Witter Multi-Class Funds will be aggregated. Subsequent purchases of $100 or more may be made by sending a check, payable to Morgan Stanley Dean Witter Income Builder Fund, directly to Morgan Stanley Dean Witter Trust FSB (the "Transfer Agent" or "MSDW Trust") at P.O. Box 1040, Jersey City, NJ 07303 or by contacting a Morgan Stanley Dean Witter Financial Advisor or other Selected Broker-Dealer representative of DWR or other Selected Broker-Dealer. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A, Class B, Class C or Class D shares. If no Class is specified, the Transfer Agent will not process the transaction until the proper Class is identified. The minimum initial purchase in the case of investments through EasyInvestSM, an automatic purchase plan (see "Shareholder Services"), is $100, provided that the schedule of automatic investments will result in investments totalling at least $1,000 within the first twelve months. The minimum initial purchase in the case of an "Education IRA" is $500, if the Distributor has reason to believe that additional investments will increase the investment in the account to $1,000 within three years. In the case of investments pursuant to (i) Systematic Payroll Deduction Plans (including Individual Retirement Plans), (ii) the MSDW Advisors mutual fund asset allocation program and (iii) fee-based programs approved by the Distributor, pursuant to which participants pay an asset based fee for services in the nature of investment advisory, administrative and/or brokerage services, the Fund, in its discretion, may accept investments without regard to any minimum amounts which would otherwise be required, provided, in the case of Systematic Payroll Deduction Plans, that the Distributor has reason to believe that additional investments will increase the investment in all accounts under such Plans to at least $1,000. Certificates for shares purchased will not be issued unless a request is made by the shareholder in writing to the Transfer Agent.

                         Shares of the Fund are sold through the Distributor on
a normal three business day settlement basis; that is, payment is due on the third business day (settlement date) after the order is placed with the Distributor. Since DWR and other Selected Broker-Dealers forward investors' funds on settlement date, they will benefit from the temporary use of the funds if payment is made prior thereto. As noted above, orders placed directly with the Transfer Agent must be accompanied by payment. Investors will be entitled to receive income dividends and capital gains distributions if their order is received by the close of business on the day prior to the record date for such dividends and distributions. Sales personnel of a Selected Broker-Dealer are compensated for selling shares of the Fund by the Distributor or any of its affiliates and/or the Selected Broker-Dealer. In addition, some sales personnel of the Selected Broker-Dealer will receive various types of non-cash compensation as special sales incentives, including trips, educational and/or business seminars and merchandise. The Fund and the Distributor reserve the right to reject any purchase orders.


ALTERNATIVE PURCHASE ARRANGEMENTS

                         The Fund offers several Classes of shares to investors
designed to provide them with the flexibil-ity of selecting an investment best suited to their needs. The general public is offered three Classes of shares: Class A shares, Class B shares and Class C shares, which differ principally in terms of sales charges and rate of expenses to which they are subject. A fourth Class of shares, Class D shares, is offered only to limited categories of investors. See "No Load Alternative--Class D Shares."

                         Each Class A, Class B, Class C or Class D share of the
Fund represents an identical interest in the investment portfolio of the Fund except that Class A, Class B and Class C shares bear the expenses of the ongoing shareholder service fees, Class B and Class C shares bear the expenses of the ongoing distribution fees and Class A, Class B and Class C shares which are redeemed subject to a CDSC bear the expense of the additional incremental distribution costs resulting from the CDSC applicable to shares of those Classes. The ongoing distribution fees that are imposed on Class A, Class B and Class C shares will be imposed directly against those Classes and not against all assets of the Fund and, accordingly, such charges against one Class will not affect the net asset value of any other Class or have any impact on investors choosing another sales charge option. See "Plan of Distribution" and "Redemptions and Repurchases."

                         Set forth below is a summary of the differences
between the Classes and the factors an investor should consider when selecting a particular Class. This summary is qualified in its entirety by detailed discussion of each Class that follows this summary.

                         Class A Shares. Class A shares are sold at net asset
value plus an initial sales charge of up to 5.25%. The initial sales charge is reduced for certain purchases. Investments of $1 million or more (and investments by certain other limited categories of investors) are not subject to any sales charges at the time of purchase but are subject to a CDSC of 1.0% on redemptions made within one year after purchase, except for certain specific circumstances. Class A shares are also subject to a 12b-1 fee of up to 0.25% of the average daily net assets of the Class. See "Initial Sales Charge Alternative--Class A Shares."

                         Class B Shares. Class B shares are offered at net
asset value with no initial sales charge but are subject to a CDSC (scaled down from 5.0% to 1.0%) if redeemed within six years of purchase. (Class B shares purchased by certain qualified plans are subject to a CDSC scaled down from 2.0% to 1.0% if redeemed within three years after purchase.) This CDSC may be waived for certain redemptions. Class B shares are also subject to an annual 12b-1 fee of 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Fund's Class B shares since the inception of the Fund (not including reinvestments of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's Class B shares redeemed since the Fund's inception upon which a CDSC has been imposed or waived, or (b) the average daily net assets of Class B. The Class B shares' distribution fee will cause that Class to have higher expenses and pay lower dividends than Class A or Class D shares.

                         After approximately ten (10) years, Class B shares
will convert automatically to Class A shares of the Fund, based on the relative net asset values of the shares of the two Classes on the conversion date. In addition, a certain portion of Class B shares that have been acquired through the reinvestment of dividends and distributions will be converted at that time. See "Contingent Deferred Sales Charge Alternative--Class B Shares."

                         Class C Shares. Class C shares are sold at net asset
value with no initial sales charge but are subject to a CDSC of 1.0% on redemptions made within one year after purchase. This CDSC may be waived for certain redemptions. They are subject to an annual 12b-1 fee of up to 1.0% of the average daily net assets of the Class C shares. The Class C shares' distribution fee may cause that Class to have higher expenses and pay lower dividends than Class A or Class D shares. See "Level Load Alternative--Class C Shares."

                         Class D Shares. Class D shares are available only to
limited categories of investors (see "No Load Alternative--Class D Shares" below). Class D shares are sold at net asset value with no initial sales charge or CDSC. They are not subject to any 12b-1 fees. See "No Load
Alternative--Class D Shares."

                         Selecting a Particular Class. In deciding which Class
of Fund shares to purchase, investors should consider the following factors, as well as any other relevant facts and circumstances:

                         The decision as to which Class of shares is more
beneficial to an investor depends on the amount and intended length of his or her investment. Investors who prefer an initial sales charge alternative may elect to purchase Class A shares. Investors qualifying for significantly reduced or, in the case of purchases of $1 million or more, no initial sales charges may find Class A shares particularly attractive because similar sales charge reductions are not available with respect to Class B or Class C shares. Moreover, Class A shares are subject to lower ongoing expenses than are Class B or Class C shares over the term of the investment. As an alternative, Class B and Class C shares are sold without any initial sales charge so the entire purchase price is immediately invested in the Fund. Any investment return on these additional investment amounts may partially or wholly offset the higher annual expenses of these Classes. Because the Fund's future return cannot be predicted, however, there can be no assurance that this would be the case.

                         Finally, investors should consider the effect of the
CDSC period and any conversion rights of the Classes in the context of their own investment time frame. For example, although Class C shares are subject to a significantly lower CDSC upon redemptions, they do not, unlike Class B shares, convert into Class A shares after approximately ten years, and, therefore, are subject to an ongoing 12b-1 fee of 1.0% (rather than the 0.25% fee applicable to Class A shares) for an indefinite period of time. Thus, Class B shares may be more attractive than Class C shares to investors with longer term investment outlooks. Other investors, however, may elect to purchase Class C shares if, for example, they determine that they do not wish to be subject to a front-end sales charge and they are uncertain as to the length of time they intend to hold their shares.

                         For the purpose of meeting the $5 million (or $25
million) minimum investment amount for Class D shares, holdings of Class A and Class D shares in all Morgan Stanley Dean Witter Multi-Class Funds, shares of FSC Funds and shares of Morgan Stanley Dean Witter Funds for which such shares have been exchanged will be included together with the current investment amount.

                         Sales personnel may receive different compensation for
selling each Class of shares. Investors should understand that the purpose of a CDSC is the same as that of the initial sales charge in that the sales charges applicable to each Class provide for the financing of the distribution of shares of that Class.

                         Set forth below is a chart comparing the sales charge,
12b-1 fees and conversion options applicable to each Class of shares:


                                                       CONVERSION
 CLASS          SALES CHARGE          12B-1 FEE         FEATURE
---------------------------------------------------------------------
    A     Maximum 5.25%              0.25%                 No

          initial sales charge
          reduced for
          purchases of
          $25,000 and over;
          shares sold without
          an initial sales
          charge generally
          subject to a 1.0%
          CDSC during first
          year.
---------------------------------------------------------------------
    B     Maximum 5.0%               1.0%           B shares convert
          CDSC during the first                     to A shares
          year decreasing                           automatically
          to 0 after six years                      after
                                                    approximately
                                                    ten years
---------------------------------------------------------------------
    C     1.0% CDSC during           1.0%                  No
          first year
---------------------------------------------------------------------
    D           None                  None                 No

                         See "Purchase of Fund Shares" and "The Fund and its
Management" for a complete description of the sales charges and service and distribution fees for each Class of shares and "Determination of Net Asset Value," "Dividends, Distributions and Taxes" and "Shareholder Services--Exchange Privilege" for other differences between the Classes of shares.

INITIAL SALES CHARGE ALTERNATIVE--CLASS A SHARES

                         Class A shares are sold at net asset value plus an
initial sales charge. In some cases, reduced sales charges may be available, as described below. Investments of $1 million or more (and investments by certain other limited categories of investors) are not subject to any sales charges at the time of purchase but are subject to a CDSC of 1.0% on redemptions made within one year after purchase (calculated from the last day of the month in which the shares were purchased), except for certain specific circumstances. The CDSC will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being redeemed. The CDSC will not be imposed (i) in the circumstances set forth below in the section "Contingent Deferred Sales Charge Alternative--Class B Shares--CDSC Waivers," except that the references to six years in the first paragraph of that section shall mean one year in the case of Class A shares, and (ii) in the circumstances identified in the section "Additional Net Asset Value Purchase Options" below. Class A shares are also subject to an annual 12b-1 fee of up to 0.25% of the average daily net assets of the Class.

                         The offering price of Class A shares will be the net
asset value per share next determined following receipt of an order (see "Determination of Net Asset Value" below), plus a sales charge (expressed as a percentage of the offering price) on a single transaction as shown in the following table:


                                            SALES CHARGE
                                ------------------------------------
                                  PERCENTAGE OF        APPROXIMATE
       AMOUNT OF SINGLE          PUBLIC OFFERING      PERCENTAGE OF
         TRANSACTION                  PRICE          AMOUNT INVESTED
-----------------------------   -----------------   ----------------
Less than $25,000 ...........         5.25%              5.54%
$25,000 but less
   than $50,000 .............         4.75%              4.99%
$50,000 but less
   than $100,000 ............         4.00%              4.17%
$100,000 but less
   than $250,000 ............         3.00%              3.09%
$250,000 but less
   than $1 million ..........         2.00%              2.04%
$1 million and over .........            0                  0

                         Upon notice to all Selected Broker-Dealers, the
Distributor may reallow up to the full applicable sales charge as shown in the above schedule during periods specified in such notice. During periods when 90% or more of the sales charge is reallowed, such Selected Broker-Dealers may be deemed to be underwriters as that term is defined in the Securities Act of 1933.

                         The above schedule of sales charges is applicable to
purchases in a single transaction by, among others: (a) an individual; (b) an individual, his or her spouse and their children under the age of 21 purchasing shares for his, her or their own accounts; (c) a trustee or other fiduciary purchasing shares for a single trust estate or a single fiduciary account; (d) a pension, profit-sharing or other employee benefit plan qualified or non-qualified under Section 401 of the Internal Revenue Code; (e) tax-exempt organizations enumerated in Section 501(c)(3) or (13) of the Internal Revenue Code; (f) employee benefit plans qualified under Section 401 of the Internal Revenue Code of a single employer or of employers who are "affiliated persons" of each other within the meaning of Section 2(a)(3)(c) of the Act; and for investments in Individual Retirement Accounts of employees of a single employer through Systematic Payroll Deduction plans; or (g) any other organized group of persons, whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company at a discount.

                         Combined Purchase Privilege. Investors may have the
benefit of reduced sales charges in accordance with the above schedule by combining purchases of Class A shares of the Fund in single transactions with the purchase of Class A shares of other Morgan Stanley Dean Witter Multi-Class Funds and shares of FSC Funds. The sales charge payable on the purchase of the Class A shares of the Fund, the Class A shares of the other Morgan Stanley Dean Witter Multi-Class Funds and the shares of the FSC Funds will be at their respective rates applicable to the total amount of the combined concurrent purchases of such shares.

                         Right of Accumulation. The above persons and entities
may benefit from a reduction of the sales charges in accordance with the above schedule if the cumulative net asset value of Class A shares purchased in a single transaction, together with shares of the Fund and other Morgan Stanley Dean Witter Funds previously purchased at a price including a front-end sales charge (including shares of the Fund and other Morgan Stanley Dean Witter Funds acquired in exchange for those shares, and including in each case shares acquired through reinvestment of dividends and distributions), which are held at the time of such transaction, amounts to $25,000 or more. If such investor has a cumulative net asset value of shares of FSC Funds and Class A and Class D shares that, together with the current investment amount, is equal to at least $5 million ($25 million for certain qualified plans), such investor is eligible to purchase Class D shares subject to the $1,000 minimum initial investment requirement of that Class of the Fund. See "No Load Alternative--Class D Shares" below.

                         The Distributor must be notified by DWR or a Selected
Broker-Dealer or the shareholder at the time a purchase order is placed that the purchase qualifies for the reduced charge under the Right of Accumulation. Similar notification must be made in writing by the dealer or shareholder when such an order is placed by mail. The reduced sales charge will not be granted if: (a) such notification is not furnished at the time of the order; or (b) a review of the records of the Selected Broker-Dealer or the Transfer Agent fails to confirm the investor's represented holdings.

                         Letter of Intent. The foregoing schedule of reduced
sales charges will also be available to investors who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of Class A shares of the Fund from DWR or other Selected Broker-Dealers. The cost of Class A shares of the Fund or shares of other Morgan Stanley Dean Witter Funds which were previously purchased at a price including a front-end sales charge during the 90-day period prior to the date of receipt by the Distributor of the Letter of Intent, or of Class A shares of the Fund or shares of other Morgan Stanley Dean Witter Funds acquired in exchange for shares of such funds purchased during such period at a price including a front-end sales charge, which are still owned by the shareholder, may also be included in determining the applicable reduction.

                         Additional Net Asset Value Purchase Options. In
addition to investments of $1 million or more, Class A shares also may be purchased at net asset value by the following:

                         (1) trusts for which MSDW Trust (which is an affiliate
of the Investment Manager) provides discretionary trustee services;

                         (2) persons participating in a fee-based program
approved by the Distributor, pursuant to which such persons pay an asset based fee for services in the nature of investment advisory, administrative and/or brokerage services (such investments are subject to all of the terms and conditions of such programs, which may include termination fees, mandatory redemption upon termination and such other circumstances as specified in the programs' agreements, and restrictions on transferability of Fund shares);

                         (3) employer-sponsored 401(k) and other plans
qualified under Section 401(a) of the Internal Revenue Code ("Qualified Retirement Plans") with at least 200 eligible employees and for which MSDW Trust serves as Trustee or DWR's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement;

                         (4) Qualified Retirement Plans for which MSDW Trust
serves as Trustee or DWR's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement whose Class B shares have converted to Class A shares, regardless of the plan's asset size or number of eligible employees;

                         (5) investors who are clients of a Morgan Stanley Dean
Witter Financial Advisor who joined Morgan Stanley Dean Witter from another investment firm within six months prior to the date of purchase

Of Fund shares by such investors, if the shares are being purchased with the proceeds from a redemption of shares of an open-end proprietary mutual fund of the Financial Advisor's previous firm which imposed either a front-end or deferred sales charge, provided such purchase was made within sixty days after the redemption and the proceeds of the redemption had been maintained in the interim in cash or a money market fund; and

                         (6) other categories of investors, at the discretion
of the Board, as disclosed in the then current prospectus of the Fund.

                         No CDSC will be imposed on redemptions of shares
purchased pursuant to paragraphs (1), (2) or (5), above.

                         For further information concerning purchases of the
Fund's shares, contact DWR or another Se-lected Broker-Dealer or consult the Statement of Additional Information.

CONTINGENT DEFERRED SALES CHARGE ALTERNATIVE--
CLASS B SHARES

                         Class B shares are sold at net asset value next
determined without an initial sales charge so that the full amount of an investor's purchase payment may be immediately invested in the Fund. A CDSC, however, will be imposed on most Class B shares redeemed within six years after purchase. The CDSC will be imposed on any redemption of shares if after such redemption the aggregate current value of a Class B account with the Fund falls below the aggregate amount of the investor's purchase payments for Class B shares made during the six years (or, in the case of shares held by certain Qualified Retirement Plans, three years) preceding the redemption. In addition, Class B shares are subject to an annual 12b-1 fee of 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Fund's Class B shares since the inception of the Fund (not including reinvestments of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's Class B shares redeemed since the Fund's inception upon which a CDSC has been imposed or waived, or (b) the average daily net assets of Class B.

                         Except as noted below, Class B shares of the Fund
which are held for six years or more after purchase (calculated from the last day of the month in which the shares were purchased) will not be subject to any CDSC upon redemption. Shares redeemed earlier than six years after purchase may, however, be subject to a CDSC which will be a percentage of the dollar amount of shares redeemed and will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being redeemed. The size of this percentage will depend upon how long the shares have been held, as set forth in the following table:


           YEAR SINCE
            PURCHASE                CDSC AS A PERCENTAGE
          PAYMENT MADE               OF AMOUNT REDEEMED
--------------------------------   ---------------------
First ..........................           5.0%
Second .........................           4.0%
Third ..........................           3.0%
Fourth .........................           2.0%
Fifth ..........................           2.0%
Sixth ..........................           1.0%
Seventh and thereafter .........           None

                         In the case of Class B shares of the Fund purchased on
or after July 28, 1997 by Qualified Retirement Plans for which MSDW Trust serves as Trustee or DWR's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement, shares held for three years or more after purchase (calculated as described in the paragraph above) will not be subject to any CDSC upon redemption. However, shares redeemed earlier than three years after purchase may be subject to a CDSC (calculated as described in the paragraph above), the percentage of which will depend on how long the shares have been held, as set forth in the following table:


           YEAR SINCE
            PURCHASE               CDSC AS A PERCENTAGE
          PAYMENT MADE              OF AMOUNT REDEEMED
-------------------------------   ---------------------
First .........................           2.0%
Second ........................           2.0%
Third .........................           1.0%
Fourth and thereafter .........           None

                         CDSC Waivers. A CDSC will not be imposed on: (i) any
amount which represents an increase in value of shares purchased within the six years (or, in the case of shares held by certain Qualified Retirement Plans, three years) preceding the redemption; (ii) the current net asset value of shares purchased more than six years (or, in the case of shares held by certain Qualified Retirement Plans, three years) prior to the redemption; and (iii) the current net asset value of shares purchased through reinvestment of dividends or distributions and/or shares acquired in exchange for shares of FSC Funds or of other Morgan Stanley Dean Witter Funds acquired in exchange for such shares. Moreover, in determining whether a CDSC is applicable it will be assumed that amounts described in (i), (ii) and (iii) above (in that order) are redeemed first.

                         In addition, the CDSC, if otherwise applicable, will
be waived in the case of:

                         (1) redemptions of shares held at the time a
shareholder dies or becomes disabled, only if the shares are: (A) registered either in the name of an individual shareholder (not a trust), or in the names of such shareholder and his or her spouse as joint tenants with right of survivorship; or (B) held in a qualified corporate or self-employed retirement plan, Individual Retirement Account ("IRA") or Custodial Account under Section 403(b)(7) of the Internal Revenue Code ("403(b) Custodial Account"), provided in either case that the redemption is requested within one year of the death or initial determination of disability;

                         (2) redemptions in connection with the following
retirement plan distributions: (A) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a "key employee" of a "top heavy" plan, following attainment of age 59 1/2); (B) distributions from an IRA or 403(b) Custodial Account following attainment of age 59 1/2; or (C) a tax-free return of an excess contribution to an IRA;

                         (3) all redemptions of shares held for the benefit of
a participant in a Qualified Retirement Plan which offers investment companies managed by the Investment Manager or its subsidiary, MSDW Services, as self-directed investment alternatives and for which MSDW Trust serves as Trustee or DWR's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement ("Eligible Plan"), provided that either: (A) the plan continues to be an Eligible Plan after the redemption; or
(B) the redemption is in connection with the complete termination of the plan involving the distribution of all plan assets to participants; and

                         (4) certain redemptions pursuant to the Fund's
Systematic Withdrawal Plan (see "Shareholder Services -- Systematic Withdrawal Plan.")

                         With reference to (1) above, for the purpose of
determining disability, the Distributor utilizes the definition of disability contained in Section 72(m)(7) of the Internal Revenue Code, which relates to the inability to engage in gainful employment. With reference to (2) above, the term "distribution" does not encompass a direct transfer of IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee. All waivers will be granted only following receipt by the Distributor of confirmation of the shareholder's entitlement.

                         Conversion to Class A Shares. All shares of the Fund
held prior to July 28, 1997 have been designated Class B shares. Shares held before May 1, 1997 will convert to Class A shares in May, 2007. In all other instances Class B shares will convert automatically to Class A shares, based on the relative net asset values of the shares of the two Classes on the conversion date, which will be approximately ten (10) years after the date of the original purchase. The ten year period is calculated from the last day of the month in which the shares were purchased or, in the case of Class B shares acquired through an exchange or a series of exchanges, from the last day of the month in which the original Class B shares were purchased, provided that shares originally purchased before May 1, 1997 will convert to Class A shares in May, 2007. The conversion of shares purchased on or after May 1, 1997 will take place in the month following the tenth anniversary of the purchase. There will also be converted at that time such proportion of Class B shares acquired through automatic reinvestment of dividends and distributions owned by the shareholder as the total number of his or her Class B shares converting at the time bears to the total number of outstanding Class B shares purchased and owned by the shareholder. In the case of Class B shares held by a Qualified Retirement Plan for which MSDW Trust serves as Trustee or DWR's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement, the plan is treated as a single investor and all Class B shares will convert to Class A shares on the conversion date of the first shares of a Morgan Stanley Dean Witter Multi-Class Fund purchased by that plan. In the case of Class B shares previously exchanged for shares of an "Exchange Fund" (see "Shareholder Services--Exchange Privilege"), the period of time the shares were held in the Exchange Fund (calculated from the last day of the month in which the Exchange Fund shares were acquired) is excluded from the holding period for conversion. If those shares are subsequently re-exchanged for Class B shares of a Morgan Stanley Dean Witter Multi-Class Fund, the holding period resumes on the last day of the month in which Class B shares are reacquired.

                         If a shareholder has received share certificates for
Class B shares, such certificates must be delivered to the Transfer Agent at least one week prior to the date for conversion. Class B shares evidenced by share certificates that are not received by the Transfer Agent at least one week prior to any conversion date will be converted into Class A shares on the next scheduled conversion date after such certificates are received.

                         Effectiveness of the conversion feature is subject to
the continuing availability of a ruling of the Internal Revenue Service or an opinion of counsel that (i) the conversion of shares does not constitute a taxable event under the Internal Revenue Code, (ii) Class A shares received on conversion will have a basis equal to the shareholder's basis in the converted Class B shares immediately prior to the conversion, and (iii) Class A shares received on conversion will have a holding period that includes the holding period of the converted Class B shares. The conversion feature may be suspended if the ruling or opinion is no longer available. In such event, Class B shares would continue to be subject to Class B 12b-1 fees.


LEVEL LOAD ALTERNATIVE--CLASS C SHARES

                         Class C shares are sold at net asset value next
determined without an initial sales charge but are subject to a CDSC of 1.0% on most redemptions made within one year after purchase (calculated from the last day of the month in which the shares were purchased). The CDSC will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being redeemed. The CDSC will not be imposed in the circumstances set forth above in the section "Contingent Deferred Sales Charge Alternative--Class B Shares--CDSC Waivers," except that the references to six years in the first paragraph of that section shall mean one year in the case of Class C shares. Class C shares are subject to an annual 12b-1 fee of up to 1.0% of the average daily net assets of the Class. Unlike Class B shares, Class C shares have no conversion feature and, accordingly, an investor that purchases Class C shares will be subject to 12b-1 fees applicable to Class C shares for an indefinite period subject to annual approval by the Fund's Board of Trustees and regulatory limitations.


NO LOAD ALTERNATIVE--CLASS D SHARES

                         Class D shares are offered without any sales charge on
purchase or redemption and without any 12b-1 fee. Class D shares are offered only to investors meeting an initial investment minimum of $5 million ($25 million for Qualified Retirement Plans for which MSDW Trust serves as Trustee or DWR's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement) and the following categories of investors:
(i) investors participating in the MSDW Advisors mutual fund asset allocation program pursuant to which such persons pay an asset based fee; (ii) persons participating in a fee-based program approved by the Distributor, pursuant to which such persons pay an asset based fee for services in the nature of investment advisory or administrative services (subject to all of the terms and conditions of such programs, referred to in (i) and (ii) above, which may include termination fees, mandatory redemption upon termination and such other circumstances as specified in the programs' agreements, and restrictions on transferability of Fund shares); (iii) employee benefit plans maintained by Morgan Stanley Dean Witter & Co. or any of its subsidiaries for the benefit of certain employees of Morgan Stanley Dean Witter & Co. and its subsidiaries; (iv) certain Unit Investment Trusts sponsored by DWR; (v) certain other open-end investment companies whose shares are distributed by the Distributor; (vi) investors who were shareholders of Dean Witter Retirement Series on September 11, 1998 (with respect to additional purchases for their former Dean Witter Retirement Series accounts); and (vii) other categories of investors, at the discretion of the Board, as disclosed in the then current prospectus of the Fund. Investors who require a $5 million (or $25 million) minimum initial investment to qualify to purchase Class D shares may satisfy that requirement by investing that amount in a single transaction in Class D shares of the Fund and other Morgan Stanley Dean Witter Multi-Class Funds, subject to the $1,000 minimum initial investment required for that Class of the Fund. In addition, for the purpose of meeting the $5 million (or $25 million) minimum investment amount, holdings of Class A and Class D shares in all Morgan Stanley Dean Witter Multi-Class Funds, shares of FSC Funds and shares of Morgan Stanley Dean Witter Funds for which such shares have been exchanged will be included together with the current investment amount. If a shareholder redeems Class A shares and purchases Class D shares, such redemption may be a taxable event.


PLAN OF DISTRIBUTION

                         The Fund has adopted a Plan of Distribution pursuant
to Rule 12b-1 under the Act with respect to the distribution of Class A, Class B and Class C shares of the Fund. In the case of Class A and Class C shares, the Plan provides that the Fund will reimburse the Distributor and others for the expenses of certain activities and services incurred by them specifically on behalf of those shares. Reimbursements for these expenses will be made in monthly payments by the Fund to the Distributor, which will in no event exceed amounts equal to payments at the annual rates of 0.25% and 1.0% of the average daily net assets of Class A and Class C, respectively. In the case of Class B shares, the Plan provides that the Fund will pay the Distributor a fee, which is accrued daily and paid monthly, at the annual rate of 1.0% of the lesser of:
(a) the average daily aggregate gross sales of the Fund's Class B shares since the inception of the Fund (not including reinvestments of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's Class B shares redeemed since the Fund's inception upon which a CDSC has been imposed or waived, or (b) the average daily net assets of Class B. The fee is treated by the Fund as an expense in the year it is accrued. In the case of Class A shares, the entire amount of the fee currently represents a service fee within the meaning of the NASD guidelines. In the case of Class B and Class C shares, a portion of the fee payable pursuant to the Plan, equal to 0.25% of the average daily net assets of each of these Classes, is currently characterized as a service fee. A service fee is a payment made for personal service and/or the maintenance of shareholder accounts.

                         Additional amounts paid under the Plan in the case of
Class B and Class C shares are paid to the Distributor for services provided and the expenses borne by the Distributor and others in the distribution of the shares of those Classes, including the payment of commissions for sales of the shares of those Classes and incentive compensation to and expenses of Morgan Stanley Dean Witter Financial Advisors and others who engage in or support distribution of shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Fund's shares to other than current sharehold-ers; and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may utilize fees paid pursuant to the Plan in the case of Class B shares to compensate DWR and other Selected Broker-Dealers for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses.

                         For the fiscal year ended September 30, 1998, Class B
shares of the Fund accrued payments under the Plan amounting to $3,886,869, which amount is equal to 0.88% of the average daily net assets of Class B for the fiscal year. These payments were calculated pursuant to clause (a) of the compensation formula under the Plan. For the fiscal year ended September 30, 1998, Class A and Class C shares of the Fund accrued payments under the Plan amounting to $18,844 and $41,480, respectively, which amounts are equal to 0.25% and 1.00% of the average daily net assets of Class A and Class C, respectively, for the fiscal year.

                         In the case of Class B shares, at any given time, the
expenses in distributing Class B shares of the Fund may be in excess of the total of (i) the payments made by the Fund pursuant to the Plan, and (ii) the proceeds of CDSCs paid by investors upon the redemption of Class B shares. For example, if $1 million in expenses in distributing Class B shares of the Fund had been incurred and $750,000 had been received as described in (i) and (ii) above, the excess expense would amount to $250,000. The Distributor has advised the Fund that such excess amounts, including the carrying charge described above, totalled $18,378,964 at September 30, 1998, which was equal to 4.41% of the net assets of Class B on such date. Because there is no requirement under the Plan that the Distributor be reimbursed for all distribution expenses or any requirement that the Plan be continued from year to year, such excess amount does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan, and the proceeds of CDSCs paid by investors upon redemption of shares, if for any reason the Plan is terminated the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or CDSCs, may or may not be recovered through future distribution fees or CDSCs.

                         In the case of Class A and Class C shares, expenses
incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales commission credited to Morgan Stanley Dean Witter Financial Advisor or other Selected Broker-Dealer representative at the time of sale may be reimbursed in the subsequent calendar year. The Distributor has advised the Fund that unreimbursed expenses representing a gross sales commission credited to Morgan Stanley Dean Witter Financial Advisors and other Selected Broker-Dealer representatives at the time of sale totalled $16,788 in the case of Class C at December 31, 1997, which was equal to 0.72% of the net assets of Class C on such date, and that there were no such expenses which may be reimbursed in the subsequent year in the case of Class A on such date. No interest or other financing charges will be incurred on any Class A or Class C distribution expenses incurred by the Distributor under the Plan or on any unreimbursed expenses due to the Distributor pursuant to the Plan.


DETERMINATION OF NET ASSET VALUE

                         The net asset value per share is determined once daily
at 4:00 p.m., New York time, on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time), by taking the net assets of the Fund, dividing by the number of shares outstanding and adjusting to the nearest cent. The assets belonging to the Class A, Class B, Class C and Class D shares will be invested together in a single portfolio. The net asset value of each Class, however, will be determined separately by subtracting each Class's accrued expenses and liabilities. The net asset value per share will not be determined on Good Friday and on such other federal and non-federal holidays as are observed by the New York Stock Exchange.

                         In the calculation of the Fund's net asset value: (1)
an equity portfolio security listed or traded on the New York or American Stock Exchange or other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest bid price; (3) when market quotations are not readily available, including circumstances under which it is determined by the Investment Manager that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); (4) the value of short-term debt securities which mature at a date less than sixty days subsequent to valuation date will be determined on an amortized cost or amortized value basis; and (5) the value of other assets will be determined in good faith at fair value under procedures established by and under the general supervision of the Fund's Trustees. Dividends receivable are accrued as of the ex-dividend date. Interest income is accrued daily. Certain securities in the Fund's portfolio may be valued by an outside pricing service approved by the Fund's Trustees.

SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

                         Automatic Investment of Dividends and Distributions.
All income dividends and capital gains distributions are automatically paid in full and fractional shares of the applicable Class of the Fund (or, if specified by the shareholder, in shares of any other open-end Morgan Stanley Dean Witter Fund), unless the shareholder requests that they be paid in cash. Shares so acquired are acquired at net asset value and are not subject to the imposition of a front-end sales charge or a CDSC (see "Redemptions and Repurchases").

                         Investment of Dividends or Distributions Received in
Cash. Any shareholder who receives a cash payment representing a dividend or capital gains distribution may invest such dividend or distribution in shares of the applicable Class at the net asset value next determined after receipt by the Transfer Agent, by returning the check or the proceeds to the Transfer Agent within thirty days after the payment date. Shares so acquired are acquired at net asset value and are not subject to the imposition of a front-end sales charge or a CDSC (see "Redemptions and Repurchases").

                         EasyInvestSM. Shareholders may subscribe to
EasyInvest, an automatic purchase plan which provides for any amount from $100 to $5,000 to be transferred automatically from a checking or savings account or following redemption of shares of a Morgan Stanley Dean Witter money market fund, on a semi-monthly, monthly or quarterly basis, to the Transfer Agent for investment in shares of the Fund (see "Purchase of Fund Shares" and "Redemptions and Repurchases--Involuntary Redemption").

                         Systematic Withdrawal Plan. A systematic withdrawal
plan (the "Withdrawal Plan") is available for shareholders whose shares of Morgan Stanley Dean Witter Funds have an aggregate value of $10,000 or more. Shares of any Fund from which redemptions will be made pursuant to the Plan must have a value of $1,000 or more (referred to as a "SWP Fund"). The required share values are determined on the date the shareholder establishes the

Withdrawal Plan. The Withdrawal Plan provides for monthly, quarterly, semi-annual or annual payments in any amount not less than $25, or in any whole percentage of the value of the SWP Funds' shares, on an annualized basis. Any applicable CDSC will be imposed on shares redeemed under the Withdrawal Plan (see "Purchase of Fund shares"), except that the CDSC, if any, will be waived on redemptions under the Withdrawal Plan of up to 12% annually of the value of each SWP Fund account, based on the share values next determined after the shareholder establishes the Withdrawal Plan. Redemptions for which this CDSC waiver policy applies may be in amounts up to 1% per month, 3% per quarter, 6% semi-annually or 12% annually. Under this CDSC waiver policy, amounts withdrawn each period will be paid by first redeeming shares not subject to a CDSC because the shares were purchased by the reinvestment of dividends or capital gains distributions, the CDSC period has elapsed or some other waiver of the CDSC applies. If shares subject to a CDSC must be redeemed, shares held for the longest period of time will be redeemed first and continuing with shares held the next longest period of time until shares held the shortest period of time are redeemed. Any shareholder participating in the Withdrawal Plan will have sufficient shares redeemed from his or her account so that the proceeds (net of any applicable CDSC) to the shareholder will be the designated monthly, quarterly, semi-annually or annual amount.

                         A shareholder may suspend or terminate participation
in the Withdrawal Plan at any time. A shareholder who has suspended participation may resume payments under the Withdrawal Plan, without requiring a new determination of the account value for the 12% CDSC waiver. The Withdrawal Plan may be terminated or revised at any time by the Fund.

                         Prior to adding an additional SWP Fund to an existing
Withdrawal Plan, the required $10,000/ $1,000 share values must be met, to be calculated on the date the shareholder adds the additional SWP Fund. However, the addition of a new SWP Fund will not change the account value for the 12% CDSC waiver for the SWP Funds already participating in the Withdrawal Plan.

                         Withdrawal Plan payments should not be considered
dividends, yields or income. If periodic Withdrawal Plan payments continuously exceed net investment income and net capital gains, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Each withdrawal constitutes a redemption of shares and any gain or loss realized must be recognized for federal income tax purposes.

                         Tax-Sheltered Retirement Plans. Retirement plans are
available for use by corporations, the self-employed, Individual Retirement Accounts and Custodial Accounts under Section 403(b)(7) of the Internal Revenue Code. Adoption of such plans should be on advice of legal counsel or tax advisor.

                         Shareholders should contact their Morgan Stanley Dean
Witter Financial Advisor or other Selected Broker-Dealer representative or the Transfer Agent for further information about any of the above services.


EXCHANGE PRIVILEGE

                         Shares of each Class may be exchanged for shares of
the same Class of any other Morgan Stanley Dean Witter Multi-Class Fund without the imposition of any exchange fee. Shares may also be exchanged for shares of the following funds: Morgan Stanley Dean Witter Short-Term U.S. Treasury Trust, Morgan Stanley Dean Witter Limited Term Municipal Trust, Morgan Stanley Dean Witter Short-Term Bond Fund and five Morgan Stanley Dean Witter Funds which are money market funds (the "Exchange Funds"). Class A shares may also be exchanged for shares of Morgan Stanley Dean Witter Multi-State Municipal Series Trust and Morgan Stanley Dean Witter Hawaii Municipal Trust, which are Morgan Stanley Dean Witter Funds sold with a front-end sales charge ("FSC Funds"). Exchanges may be made after the shares of the Fund acquired by purchase (not by exchange or dividend reinvestment) have been held for thirty days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment.

                         An exchange to another Morgan Stanley Dean Witter
Multi-Class Fund, any FSC Fund or any Exchange Fund that is not a money market fund is on the basis of the next calculated net asset value per share of each fund after the exchange order is received. When exchanging into a money market fund from the Fund, shares of the Fund are redeemed out of the Fund at their next calculated net asset value and the proceeds of the redemption are used to purchase shares of the money market fund at their net asset value determined the following day. Subsequent exchanges between any of the money market funds and any of the Morgan Stanley Dean Witter Multi-Class Funds, FSC Funds or any Exchange Fund that is not a money market fund can be effected on the same basis.

                         No CDSC is imposed at the time of any exchange of
shares, although any applicable CDSC will be imposed upon ultimate redemption. During the period of time the shareholder remains in an Exchange Fund (calculated from the last day of the month in which the Exchange Fund shares were acquired), the holding period (for the purpose of determining the rate of the CDSC) is frozen. If those shares are subsequently re-exchanged for shares of a Morgan Stanley Dean Witter Multi-Class Fund, the holding period previously frozen when the first exchange was made resumes on the last day of the month in which shares of a Morgan Stanley Dean Witter Multi-Class Fund are reacquired. Thus, the CDSC is based upon the time (calculated as described above) the shareholder was invested in shares of a Morgan Stanley Dean Witter Multi-Class Fund (see "Purchase of Fund Shares"). In the case of exchanges of Class A shares which are subject to a CDSC, the holding period also includes the time (calculated as described above) the shareholder was invested in shares of a FSC Fund. In the case of shares exchanged into an Exchange Fund on or after April 23, 1990, upon a redemption of shares which results in a CDSC being imposed, a credit (not to exceed the amount of the CDSC) will be given in an amount equal to the Exchange Fund 12b-1 distribution fees incurred on or after that date which are attributable to those shares. (Exchange Fund 12b-1 distribution fees are described in the prospectuses for those funds.) Class B shares of the Fund acquired in exchange for Class B shares of another Morgan Stanley Dean Witter Multi-Class Fund having a different CDSC schedule than that of this Fund will be subject to the higher CDSC schedule, even if such shares are subsequently re-exchanged for shares of the fund with the lower CDSC schedule.

                         Additional Information Regarding Exchanges. Purchases
and exchanges should be made for investment purposes only. A pattern of frequent exchanges may be deemed by the Investment Manager to be abusive and contrary to the best interests of the Fund's other shareholders and, at the Investment Manager's discretion, may be limited by the Fund's refusal to accept additional purchases and/or exchanges from the investor. Although the Fund does not have any specific definition of what constitutes a pattern of frequent exchanges, and will consider all relevant factors in determining whether a particular situation is abusive and contrary to the best interests of the Fund and its other shareholders, investors should be aware that the Fund and each of the other Morgan Stanley Dean Witter Funds may in their discretion limit or otherwise restrict the number of times this Exchange Privilege may be exercised by any investor. Any such restriction will be made by the Fund on a prospective basis only, upon notice to the shareholder not later than ten days following such shareholder's most recent exchange. Also, the Exchange Privilege may be terminated or revised at any time by the Fund and/or any of such Morgan Stanley Dean Witter Funds for which shares of the Fund have been exchanged, upon such notice as may be required by applicable regulatory agencies. Shareholders maintaining margin accounts with DWR or another Selected Broker-Dealer are referred to their Morgan Stanley Dean Witter Financial Advisor or other Selected Broker-Dealer representative regarding restrictions on exchange of shares of the Fund pledged in the margin account.

                         The current prospectus for each fund describes its
investment objective(s) and policies, and shareholders should obtain a copy and read it carefully before investing. Exchanges are subject to the minimum investment requirement of each Class of shares and any other conditions imposed by each fund. In the case of a shareholder holding a share certificate or certificates, no exchanges may be made until all applicable share certificates have been received by the Transfer Agent and deposited in the shareholder's account. An exchange will be treated for federal income tax purposes the same as a repurchase or redemption of shares on which the shareholder has realized a capital gain or loss. However, the ability to deduct capital losses on an exchange may be limited in situations where there is an exchange of shares within ninety days after the shares are purchased. The Exchange Privilege is only available in states where an exchange may legally be made.

                         If DWR or another Selected Broker-Dealer is the
current dealer of record and its account numbers are part of the account information, shareholders may initiate an exchange of shares of the Fund for shares of any of the Morgan Stanley Dean Witter Funds (for which the Exchange Privilege is available) pursuant to this Exchange Privilege by contacting their Morgan Stanley Dean Witter Financial Advisor or other Selected Broker-Dealer representative (no Exchange Privilege Authorization Form is required). Other shareholders (and those who are clients of DWR or other Selected Broker-Dealer but who wish to make exchanges directly by writing or telephoning the Transfer Agent) must complete and forward to the Transfer Agent an Exchange Privilege Authorization Form, copies of which may be obtained from the Fund, to initiate an exchange. If the Authorization Form is used, exchanges may be made in writing or by contacting the Transfer Agent at (800) 869-NEWS (toll-free).

                         The Fund will employ reasonable procedures to confirm
that exchange instructions communicated over the telephone are genuine. Such procedures may include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number and DWR or other Selected Broker-Dealer account number (if any). Telephone instructions may also be recorded. If such procedures are not employed, the Fund may be liable for any losses due to unauthorized or fraudulent instructions.

                         Telephone exchange instructions will be accepted if
received by the Transfer Agent between 9:00 a.m. and 4:00 p.m., New York time, on any day the New York Stock Exchange is open. Any shareholder wishing to make an exchange who has previously filed an Exchange Privilege Authorization Form and who is unable to reach the Fund by telephone should contact his or her Morgan Stanley Dean Witter Financial Advisor or other Selected Broker-Dealer representative, if appropriate, or make a written exchange request. Shareholders are advised that during periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the case with the Morgan Stanley Dean Witter Funds in the past.

                         Additional information on the above is available from
a Morgan Stanley Dean Witter Financial Advisor or other Selected Broker-Dealer representative or from the Transfer Agent.


REDEMPTIONS AND REPURCHASES
--------------------------------------------------------------------------------

                         Redemption. Shares of each Class of the Fund can be
redeemed for cash at any time at the net asset value per share next determined less the amount of any applicable CDSC in the case of Class A, Class B or Class C shares (see "Purchase of Fund Shares"). If shares are held in a shareholder's account without a share certificate, a written request for redemption to the Fund's Transfer Agent at P.O. Box 983, Jersey City, NJ 07303 is required. If certificates are held by the shareholder, the shares may be redeemed by surrendering the certificates with a written request for redemption, along with any additional documentation required by the Transfer Agent.

                         Repurchase. DWR and other Selected Broker-Dealers are
authorized to repurchase shares represented by a share certificate which is delivered to any of their offices. Shares held in a shareholder's account without a share certificate may also be repurchased by DWR and other Selected Broker-Dealers upon the telephonic or telegraphic request of the shareholder. The repurchase price is the net asset value per share next determined (see "Purchase of Fund Shares") after such purchase order is received by DWR or another Selected Broker-Dealer.

                         The CDSC, if any, will be the only fee imposed by the
Fund or the Distributor. The offer by DWR and other Selected Broker-Dealers to repurchase shares may be suspended without notice by them at any time. In that event, shareholders may redeem their shares through the Fund's Transfer Agent as set forth above under "Redemption."

                         Payment for Shares Redeemed or Repurchased. Payment
for shares presented for repurchase or redemption will be made by check within seven days after receipt by the Transfer Agent of the certificate and/or written request in good order. Such payment may be postponed or the right of redemption suspended under unusual circumstances, e.g., when normal trading is not taking place on the New York Stock Exchange. If the shares to be redeemed have recently been purchased by check, payment of the redemption proceeds may be delayed for the minimum time needed to verify that the check used for investment has been honored (not more than fifteen days from the time of receipt of the check by the Transfer Agent). Shareholders maintaining margin accounts with DWR or another Selected Broker-Dealer are referred to their Morgan Stanley Dean Witter Financial Advisor or other Selected Broker-Dealer representative regarding restrictions on redemption of shares of the Fund pledged in the margin account.

                         Reinstatement Privilege. A shareholder who has had his
or her shares redeemed or repurchased and has not previously exercised this reinstatement privilege may, within 35 days after the date of the redemption or repurchase, reinstate any portion or all of the proceeds of such redemption or repurchase in shares of the Fund in the same Class from which such shares were redeemed or repurchased, at the net asset value next determined after a reinstatement request, together with the proceeds, is received by the Transfer Agent and receive a pro rata credit for any CDSC paid in connection with such redemption or repurchase.

                         Involuntary Redemption. The Fund reserves the right to
redeem, upon sixty days' notice and at net asset value, the shares of any shareholder (other than shares held in an Individual Retirement Account or Custodial Account under Section 403(b)(7) of the Internal Revenue Code) whose shares have a value of less than $100 as a result of redemptions or repurchases, or such lesser amount as may be fixed by the Board of Trustees or, in the case of an account opened through EasyInvestsm, if after twelve months the shareholder has invested less than $1,000 in the account. However, before the Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares is less than the applicable amount and allow the shareholder to make an additional investment in an amount which will increase the value of the account to at least the applicable amount before the redemption is processed. No CDSC will be imposed on any involuntary redemption.


DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

                         Dividends and Distributions. The Fund declares
dividends separately for each Class of shares and intends to pay quarterly income dividends and to distribute substantially all of the Fund's net short-term and net long-term capital gains, if there are any, at least once each year. The Fund may, however, determine either to distribute or to retain all or part of any net long-term capital gains in any year for reinvestment.

                         All dividends and any capital gains distributions will
be paid in additional shares of the same Class and automatically credited to the shareholder's account without issuance of a share certificate unless the shareholder requests in writing that all dividends be paid in cash. Shares acquired by dividend and distribution reinvestments will not be subject to any front-end sales charge or CDSC. Class B shares acquired through dividend and distribution reinvestments will become eligible for conversion to Class A shares on a pro rata basis. Distributions paid on Class A and Class D shares will be higher than for Class B and Class C shares because distribution fees paid by Class B and Class C shares are higher (see "Shareholder Services--Automatic Investment of Dividends and Distributions").

                         Taxes. Because the Fund intends to distribute all of
its net investment income and net short-term capital gains to shareholders and otherwise remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code, it is not expected that the Fund will be required to pay any federal income tax. Shareholders who are required to pay taxes on their income will normally have to pay federal income taxes, and any state and local income taxes, on the dividends and distributions they receive from the Fund. Such dividends and distributions, to the extent that they are derived from net investment income or short-term capital gains, are taxable to the shareholder as ordinary dividend income regardless of whether the shareholder receives such distributions in additional shares or in cash. Any dividends declared in the last quarter of any calendar year which are paid in the following year prior to February 1 will be deemed, for tax purposes, to have been received by the shareholder in the prior year.

                         Distributions of net long-term capital gains, if any,
are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Fund's shares and regardless of whether the distribution is received in additional shares or in cash. Capital gains distributions are not eligible for the dividends received deduction.


                         The Fund may at times make payments from sources other
than income or net capital gains. Payments from such sources would, in effect, represent a return of a portion of each shareholder's investment. All, or a portion, of such payments would not be taxable to shareholders.


                         After the end of the calendar year, shareholders will
be sent full information on their dividends and capital gains distributions for tax purposes. Shareholders will also be notified of their proportionate share of long-term capital gains distributions that are eligible for a reduced rate of tax under the Taxpayer Relief Act of 1997. To avoid being subject to a 31% federal backup withholding tax on taxable dividends, capital gains distributions and the proceeds of redemptions and repurchases, shareholders' taxpayer identification numbers must be furnished and certified as to their accuracy.


                         Shareholders should consult their tax advisors as to
the applicability of the foregoing to their current situation.


PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

                         From time to time the Fund may quote its "yield"
and/or its "total return" in advertisements and sales literature. These figures are computed separately for Class A, Class B, Class C and Class D shares. Both the yield and the total return of the Fund are based on historical earnings and are not intended to indicate future performance. The yield of each Class of the Fund is computed by dividing the Class's net investment income over a 30-day period by an average value (using the average number of shares entitled to receive dividends and the net asset value per share at the end of the period), all in accordance with applicable regulatory requirements. Such amount is compounded for six months and then annualized for a twelve-month period to derive the yield for each Class.

                         From time to time the Fund may quote its "total
return" in advertisements and sales literature. These figures are computed separately for Class A, Class B, Class C and Class D shares. The total return of the Fund is based on historical earnings and is not intended to indicate future performance. The "aver-age annual total return" of the Fund refers to a figure reflecting the average annualized percentage increase (or decrease) in the value of an initial investment in a Class of the Fund of $1,000 over periods of one, five and ten years, or over the life of the Fund, if less than any of the foregoing. Total return and average annual total return reflect all income earned by the Fund, any appreciation or depreciation of the Fund's assets, all expenses incurred by the applicable Class and all sales charges which will be incurred by shareholders, for the stated periods. It also assumes reinvestment of all dividends and distributions paid by the Fund.

                         In addition to the foregoing, the Fund may advertise
its total return for each Class over different periods of time by means of aggregate, average, year-by-year or other types of total return figures. The Fund may also advertise the growth of hypothetical investments of $10,000, $50,000 and $100,000 in each Class of shares of the Fund. Such calculations may or may not reflect the deduction of any sales charge which, if reflected, would reduce the performance quoted. The Fund from time to time may also advertise its performance relative to certain performance rankings and indexes compiled by independent organizations (such as mutual fund performance rankings of Lipper Analytical Services, Inc., the S&P 500 Index and the Lehman Brothers Government/ Corporate Bond Index).


ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                         Voting Rights. All shares of beneficial interest of
the Fund are of $0.01 par value and are equal as to earnings, assets and voting privileges except that each Class will have exclusive voting privileges with respect to matters relating to distribution expenses borne solely by such Class or any other matter in which the interests of one Class differ from the interests of any other Class. In addition, Class B shareholders will have the right to vote on any proposed material increase in Class A's expenses, if such proposal is submitted separately to Class A shareholders. Also, as discussed herein, Class A, Class B and Class C bear the expenses related to the distribution of their respective shares.

                         The Fund is not required to hold Annual Meet-ings of
Shareholders and, in ordinary circumstances, the Fund does not intend to hold such meetings. The Trustees may call Special Meetings of Shareholders for action by shareholder vote as may be required by the Act or the Declaration of Trust. Under certain circumstances, the Trustees may be removed by action of the Trustees or by the Shareholders.

                         Under Massachusetts law, shareholders of a business
trust may, under certain limited circumstances, be held personally liable as partners for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that notice of such Fund obligations include such disclaimer, and provides for indemnification out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of the Fund's assets and operations, in the opinion of Massachusetts counsel to the Fund, the risk to Fund shareholders of personal liability is remote.

                         Code of Ethics. Directors, officers and employees of
MSDW Advisors, MSDW Services and MSDW Distributors are subject to a strict Code of Ethics adopted by those companies. The Code of Ethics is intended to ensure that the interests of shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from a person's employment activities and that actual and potential conflicts of interest are avoided. To achieve these goals and comply with regulatory requirements, the Code of Ethics requires, among other things, that personal securities transactions by employees of the companies be subject to an ad-vance clearance process to monitor that no Morgan Stanley Dean Witter Fund is engaged at the same time in a purchase or sale of the same security. The Code of Ethics bans the purchase of securities in an initial public offering and prohibits engaging in futures and options transactions and profiting on short-term trading (that is, a purchase within 60 days of a sale or a sale within 60 days of a purchase) of a security. In addition, investment personnel may not purchase or sell a security for their personal account within 30 days before or after any transaction in any Morgan Stanley Dean Witter Fund managed by them. Any violations of the Code of Ethics are subject to sanctions, including reprimand, demotion or suspension or termination of employment. The Code of Ethics comports with regulatory requirements and the recommendations in the 1994 report by the Investment Company Institute Advisory Group on Personal Investing.

                         Master/Feeder Conversion. The Fund reserves the right
to seek to achieve its investment objectives by investing all of its investable assets in a diversified, open-end management investment company having the same investment objectives and policies and substantially the same investment restrictions as those applicable to the Fund.


                         Shareholder Inquiries. All inquiries regarding the
Fund should be directed to the Fund at the telephone numbers or address set forth on the front cover of this Prospectus.

APPENDIX
--------------------------------------------------------------------------------

RATINGS OF CORPORATE DEBT INSTRUMENTS INVESTMENTS

MOODY'S INVESTORS SERVICE INC. ("MOODY'S")


                         FIXED-INCOME SECURITY RATINGS


Aaa     Fixed-income securities which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa      Fixed-income securities which are rated Aa are judged to be of high quality by all standards.
        Together with the Aaa group they comprise what are generally known as high grade fixed-
        income securities. They are rated lower than the best fixed-income securities because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.
A       Fixed-income securities which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.
Baa     Fixed-income securities which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such fixed-income securities lack outstanding investment characteristics and in fact have speculative characteristics as well.
        Fixed-income securities rated Aaa, Aa, A and Baa are considered investment grade.
Ba      Fixed-income securities which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes bonds in this class.
B       Fixed-income securities which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa     Fixed-income securities which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
Ca      Fixed-income securities which are rated Ca present obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
C       Fixed-income securities which are rated C are the lowest rated class of fixed-income securities, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                         Rating Refinements: Moody's may apply numerical
modifiers, 1, 2, and 3 in each generic rating classification from Aa through B in its municipal fixed-income security rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and a modifier 3 indicates that the issue ranks in the lower end of its generic rating category.


                            COMMERCIAL PAPER RATINGS


                         Moody's Commercial Paper ratings are opinions of the
ability to repay punctually promissory obligations not having an original maturity in excess of nine months. The ratings apply to Municipal Commercial Paper as well as taxable Commercial Paper. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers: Prime-1, Prime-2, Prime-3.


                         Issuers rated Prime-1 have a superior capacity for
repayment of short-term promissory obligations. Issuers rated Prime-2 have a strong capacity for repayment of short-term promissory obligations; and issuers rated Prime-3 have an acceptable capacity for repayment of short-term promissory obligations. Issuers rated Not Prime do not fall within any of the Prime rating categories.


STANDARD & POOR'S CORPORATION ("STANDARD & POOR'S")


                         FIXED-INCOME SECURITY RATINGS


                         A Standard & Poor's fixed-income security rating is a
current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.


                         The ratings are based on current information furnished
by the issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings are based, in varying degrees, on the following considerations: (1) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.


                         Standard & Poor's does not perform an audit in
connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other reasons.



AAA     Fixed-income securities rated "AAA" have the highest rating assigned by Standard & Poor's.
        Capacity to pay interest and repay principal is extremely strong.
AA      Fixed-income securities rated "AA" have a very strong capacity to pay interest and repay principal and differs from the highest-rate issues only in small degree.
A       Fixed-income securities rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than fixed-income securities in higher-rated categories.

BBB     Fixed-income securities rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for fixed-income securities in this category than for fixed-income securities in higher-rated categories.
        Fixed-income securities rated AAA, AA, A and BBB are considered investment grade.
BB      Fixed-income securities rated "BB" have less near-term vulnerability to default than other speculative grade fixed-income securities. However, it faces major ongoing uncertainties or exposures to adverse business, financial or economic conditions which could lead to inadequate capacity or willingness to pay interest and repay principal.
B       Fixed-income securities rated "B" have a greater vulnerability to default but presently have the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.
CCC     Fixed-income securities rated "CCC" have a current identifiable vulnerability to default, and are dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayments of principal. In the event of adverse business, financial or economic conditions, they are not likely to have the capacity to pay interest and repay principal.
CC      The rating "CC" is typically applied to fixed-income securities subordinated to senior debt which is assigned an actual or implied "CCC" rating.
C       The rating "C" is typically applied to fixed-income securities subordinated to senior debt which is assigned an actual or implied "CCC-" rating.
CI      The rating "Cl" is reserved for fixed-income securities on which no interest is being paid.
NR      Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.
        Fixed-income securities rated "BB," "B," "CCC," "CC" and "C" are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest degree of speculation. While such fixed-income securities will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
        Plus (+) or minus (-): The rating from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major ratings categories.


                            COMMERCIAL PAPER RATINGS

                         Standard & Poor's commercial paper rating is a current
assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based upon current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information. Ratings are graded into group categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Ratings are applicable to both taxable and tax-exempt commercial paper. The categories are as follows:

                         Issues assigned A ratings are regarded as having the
greatest capacity for timely payment. Issues in this category are further refined with the designation 1, 2, and 3 to indicate the relative degree of safety.


A-1     indicates that the degree of safety regarding timely payment is very strong.
A-2     indicates capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated "A-1."
A-3     indicates a satisfactory capacity for timely payment. Obligations carrying this designation are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.


                                  BOND RATINGS

FITCH INVESTORS SERVICE, INC. ("FITCH")

                         The Fitch Bond Ratings provides a guide to investors
in determining the investment risk associated with a particular security. The rating represents its assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner. Fitch bond ratings are not recommendations to buy, sell or hold securities since they incorporate no information on market price or yield relative to other debt instruments.

                         The rating takes into consideration special features
of the issue, its relationship to other obligations of the issuer, the record of the issuer and of any guarantor, as well as the political and economic environment that might affect the future financial strength and credit quality of the issuer.

                         Bonds which have the same rating are of similar but
not necessarily identical investment quality since the limited number of rating categories cannot fully reflect small differences in the degree of risk. Moreover, the character of the risk factor varies from industry to industry and between corporate, health care and municipal.

                         In assessing credit risk, Fitch Investors Service
relies on current information furnished by the issuer and/or guarantor and other sources which it considers reliable. Fitch does not perform an audit of the financial statements used in assigning a rating.

                         Ratings may be changed, withdrawn or suspended at any
time to reflect changes in the financial condition of the issuer, the status of the issue relative to other debt of the issuer, or any other circumstances that Fitch considers to have a material effect on the credit of the obligor.


AAA     rated bonds are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.
AA      rated bonds are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal, while very strong, is somewhat less than for AAA rated securities or more subject to possible change over the term of the issue.

A       rated bonds are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.
BBB     rated bonds are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to weaken this ability than bonds with higher ratings.
BB      rated bonds are considered speculative and of low investment grade. The obligor's ability to pay interest and repay principal is not strong and is considered likely to be affected over time by adverse economic changes.
B       rated bonds are considered highly speculative. Bonds in this class are lightly protected as to the obligor's ability to pay interest over the life of the issue and repay principal when due.
CCC     rated bonds may have certain identifiable characteristics which, if not remedied, could lead to the possibility of default in either principal or interest payments.
CC      rated bonds are minimally protected. Default in payment of interest and/or principal seems probable.
C       rated bonds are in imminent default in payment of interest and/or principal.


                               SHORT-TERM RATINGS

                         Fitch's short-term ratings apply to debt obligations
that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes. Although the credit analysis is similar to Fitch's bond rating analysis, the short-term rating places greater emphasis on the existence of liquidity necessary to meet the issuer's obligations in a timely manner. Fitch's short-term ratings are as follows:


Fitch-1+     (Exceptionally Strong Credit Quality) Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.
Fitch-1      (Very Strong Credit Quality) Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated Fitch-1+.
Fitch-2      (Good Credit Quality) Issues assigned this rating have a satisfactory degree of assurance for timely payment but the margin of safety is not as great as the two higher categories.
Fitch-3      (Fair Credit Quality) Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse change is likely to cause these securities to be rated below investment grade.
Fitch-S      (Weak Credit Quality) Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near term adverse changes in financial and economic conditions.
D            (Default) Issues assigned this rating are in actual or imminent payment default.
LOC          This symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.

                               LONG-TERM RATINGS

DUFF & PHELPS, INC.

                         These ratings represent a summary opinion of the
issuer's long-term fundamental quality. Rating determination is based on qualitative and quantitative factors which may vary according to the basic economic and financial characteristics of each industry and each issuer. Important considerations are vulnerability to economic cycles as well as risks related to such factors as competition, government action, regulation, technological obsolescence, demand shifts, cost structure, and management depth and expertise. The projected viability of the obligor at the trough of the cycle is a critical determination.

                         Each rating also takes into account the legal form of
the security, (e.g., first mortgage bonds, subordinated debt, preferred stock, etc.). The extent of rating dispersion among the various classes of securities is determined by several factors including relative weightings of the different security classes in the capital structure, the overall credit strength of the issuer, and the nature of covenant protection. Review of indenture restrictions is important to the analysis of a company's operating and financial constraints.

                         The Credit Rating Committee formally reviews all
ratings once per quarter (more frequently, if necessary).


RATING SCALE     DEFINITION
AAA              Highest credit quality. The risk factors are negligible, being only slightly more than risk-free
                 U.S. Treasury debt.
AA+              High credit quality. Protection factors are strong. Risk is modest, but may vary slightly from
AA               time to time because of economic conditions.
AA-
A+               Protection factors are average but adequate. However, risk factors are more variable and
A                greater in periods of economic stress.
A-
BBB+             Below average protection factors but still considered sufficient for prudent investment.
BBB              Considerable variability in risk during economic cycles.
BBB-
BB+              Below investment grade but deemed likely to meet obligations when due. Present or
BB               prospective financial protection factors fluctuate according to industry conditions or
BB-              company fortunes. Overall quality may move up or down frequently within this category.
B+               Below investment grade and possessing risk that obligations will not be met when due.
B                Financial protection factors will fluctuate widely according to economic cycles, industry
B-               conditions and/or company fortunes. Potential exists for frequent changes in the quality rating within this category or into a higher or lower quality rating grade.
CCC              Well below investment grade securities. May be in default or considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/ industry conditions, and/or with unfavorable company developments.
DD               Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.
DP               Preferred stock with dividend arrearages.

                               SHORT-TERM RATINGS

                         Duff & Phelps' short-term ratings are consistent with
the rating criteria utilized by money market participants. The ratings apply to all obligations with maturities of under one year, including commercial paper, the uninsured portion of certificates of deposit, unsecured bank loans, master notes, bankers acceptances, irrevocable letters of credit, and current maturities of long-term debt. Asset-backed commercial paper is also rated according to this scale.

                         Emphasis is placed on liquidity which is defined as
not only cash from operations, but also access to alternative sources of funds, including trade credit, bank lines, and the capital markets. An important consideration is the level of an obligor's reliance on short-term funds on an ongoing basis.


A. CATEGORY 1:   HIGH GRADE
Duff 1+          Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.
Duff 1           Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.
Duff-            High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.
B. CATEGORY 2:   GOOD GRADE
Duff 2           Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.
C. CATEGORY 3:   SATISFACTORY GRADE
Duff 3           Satisfactory liquidity and other protection factors qualify issue as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.
D. CATEGORY 4:   NON-INVESTMENT GRADE
Duff 4           Speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.
E. CATEGORY 5:   DEFAULT
Duff 5           Issuer failed to meet scheduled principal and/or interest payments.

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


















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


Morgan Stanley Dean Witter
Income Builder Fund
Two World Trade Center
New York, New York 10048


TRUSTEES

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Barry Fink
Vice President, Secretary and
General Counsel

Paul D. Vance
Vice President

Peter M. Avelar
Vice President

Thomas F. Caloia
Treasurer


CUSTODIAN

The Bank of New York
90 Washington Street
New York, New York 10286


TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT

Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center
Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER

Morgan Stanley Dean Witter Advisors Inc.

MORGAN STANLEY
DEAN WITTER
INCOME BUILDER
FUND




















PROSPECTUS -- NOVEMBER 25, 1998

                         TCW/DW INCOME AND GROWTH FUND

                   PROXY FOR SPECIAL MEETING OF SHAREHOLDERS

                            TO BE HELD JUNE 8, 1999

     The undersigned shareholder of TCW/DW Income and Growth Fund does hereby appoint Barry Fink, Ronald E. Robison and Robert S. Giambrone and each of them, as attorneys-in-fact and proxies of the undersigned, each with the full power of substitution, to attend the Special Meeting of Shareholders of TCW/DW Income and Growth Fund to be held on June 8, 1999, in Conference Room A, Forty-Fourth Floor, Two World Trade Center, New York, New York at 11:00 A.M., New York time, and at all adjournments thereof and to vote the shares held in the name of the undersigned on the record date for said meeting for the Proposal specified on the reverse side hereof. Said attorneys-in-fact shall vote in accordance with their best judgment as to any other matter.



                          (Continued on reverse side)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.

      IMPORTANT--THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

--------------------------------------------------------------------------------


                                                    PLEASE MARK VOTES
                                                    AS IN THE EXAMPLE
                                                    USING BLACK OR BLUE INK [X]


TO VOTE BY MAIL, PLEASE COMPLETE AND RETURN THIS CARD
YOU ALSO MAY VOTE A PROXY BY TOUCH-TONE PHONE OR BY INTERNET
(SEE ENCLOSED VOTING INFORMATION CARD FOR FURTHER INSTRUCTIONS)
TO VOTE A PROXY BY PHONE, call Toll-Free: 1-800-690-6903
TO VOTE A PROXY BY INTERNET, visit our Website(s): WWW.MSDWT.COM or WWW.PROXYVOTE.COM

                                     FOR    AGAINST   ABSTAIN

The Proposal:                        [ ]      [ ]      [ ]

Approval of the Agreement and Plan of
Reorganization, dated as of February 25, 1999, pursuant to which substantially all of the assets of TCW/DW Income and Growth Fund would be combined with those of Morgan Stanley Dean Witter Income Builder Fund and shareholders of TCW/DW Income and Growth Fund would become shareholders of Morgan Stanley Dean Witter Income Builder Fund receiving shares in Morgan Stanley Dean Witter Income Builder Fund with a value equal to the value of their holdings in TCW/DW Income and Growth Fund.



          Please make sure to sign and date this Proxy using black or blue ink.

          Date
          ----------------------------------------------------------------------

          ---------------------------------------------------------------------

          ---------------------------------------------------------------------
                        Shareholder sign in the box above

          ---------------------------------------------------------------------

          ---------------------------------------------------------------------
                    Co-Owner (if any) sign in the box above

-------------------------------------------------------------------------------

            PLEASE FOLD AND DETACH AT PERFORATION ALONG DOTTED LINES





                         TCW/DW INCOME AND GROWTH FUND


                                   IMPORTANT


              USE ONE OF THESE THREE EASY WAYS TO VOTE YOUR PROXY

 1. BY MAIL. PLEASE DATE, SIGN AND RETURN THE ABOVE PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE.

 2. BY INTERNET. HAVE YOUR PROXY CARD AT HAND. GO TO THE "VOTE YOUR PROXY HERE" LINK ON THE WEBSITE WWW.MSDWT.COM OR WWW.PROXYVOTE.COM. ENTER YOUR 12
    DIGIT CONTROL NUMBER LOCATED ON THE PROXY CARD AND FOLLOW THE SIMPLE INSTRUCTIONS.

 3. BY TELEPHONE. HAVE YOUR PROXY CARD AT HAND. CALL 1-800-690-6903 ON A TOUCH-TONE PHONE. ENTER YOUR 12-DIGIT CONTROL NUMBER LOCATED ON THE PROXY CARD AND FOLLOW THE SIMPLE RECORDED INSTRUCTIONS.